Rule 497(c)
                                                  File Nos. 333-125751 811-21774




                                                        FIRST TRUST
FIRST TRUST                                             EXCHANGE-TRADED FUND
--------------------------------------------------------------------------------

FUND NAME                                                         TICKER SYMBOL       EXCHANGE
First Trust Capital Strength ETF                                       FTCS            NASDAQ(R)
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund                  VIXH            NYSE Arca
First Trust Dow Jones Internet Index Fund                              FDN             NYSE Arca
First Trust Dow Jones Select MicroCap Index Fund                       FDM             NYSE Arca
First Trust ISE Chindia Index Fund                                     FNI             NYSE Arca
First Trust ISE-Revere Natural Gas Index Fund                          FCG             NYSE Arca
First Trust ISE Water Index Fund                                       FIW             NYSE Arca
First Trust Morningstar Dividend Leaders Index Fund                    FDL             NYSE Arca
First Trust NASDAQ-100 Equal Weighted Index Fund                       QQEW            NASDAQ(R)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 QQXT            NASDAQ(R)
First Trust NASDAQ-100-Technology Sector Index Fund                    QTEC            NASDAQ(R)
First Trust NASDAQ(R) ABA Community Bank Index Fund                    QABA            NASDAQ(R)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund            QCLN            NASDAQ(R)
First Trust NYSE Arca Biotechnology Index Fund                         FBT             NYSE Arca
First Trust S&P REIT Index Fund                                        FRI             NYSE Arca
First Trust Total US Market AlphaDEX(R) ETF                            TUSA            NASDAQ(R)
  (formerly First Trust Value Line(R) Equity Allocation Index Fund)
First Trust US IPO Index Fund                                          FPX             NYSE Arca
First Trust Value Line(R) 100 Exchange-Traded Fund                     FVL             NYSE Arca
First Trust Value Line(R) Dividend Index Fund                          FVD             NYSE Arca


Each of the funds listed above (each a "Fund," and collectively, the "Funds"), lists and principally trades its shares on either The NASDAQ Stock Market(R) ("NASDAQ(R)") or the NYSE Arca, Inc. ("NYSE Arca") (each an "Exchange," and collectively, the "Exchanges"). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, each Fund issues and redeems shares at net asset value, only in large specified blocks each consisting of 50,000 shares (each such block of shares called a "Creation Unit," and collectively, the "Creation Units"). Each Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.

Except when aggregated in Creation Units, the shares are not redeemable securities of the Funds.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

          NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE


---------------
  May 1, 2015
---------------

                               Table of Contents

Summary Information
     First Trust Capital Strength ETF (FTCS)..................................1
     First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (VIXH).............5
     First Trust Dow Jones Internet Index Fund (FDN)..........................9
     First Trust Dow Jones Select MicroCap Index Fund (FDM)..................13
     First Trust ISE Chindia Index Fund (FNI)................................17
     First Trust ISE-Revere Natural Gas Index Fund (FCG).....................22
     First Trust ISE Water Index Fund (FIW)..................................27
     First Trust Morningstar Dividend Leaders Index Fund (FDL)...............32
     First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW).................36
     First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)...........40
     First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)..............44
     First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)..............48
     First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN)......52
     First Trust NYSE Arca Biotechnology Index Fund (FBT)....................57
     First Trust S&P REIT Index Fund (FRI)...................................61
     First Trust Total US Market AlphaDEX(R) ETF (TUSA)......................66
     First Trust US IPO Index Fund (FPX).....................................71
     First Trust Value Line(R) 100 Exchange-Traded Fund (FVL)................76
     First Trust Value Line(R) Dividend Index Fund (FVD).....................80
Additional Information on the Funds' Investment Objectives and Strategies....84
Fund Investments.............................................................84
Additional Risks of Investing in the Funds...................................84
Fund Organization............................................................87
Management of the Funds......................................................87
How to Buy and Sell Shares...................................................89
Dividends, Distributions and Taxes...........................................90
Federal Tax Matters..........................................................90
Distribution Plan............................................................93
Net Asset Value..............................................................93
Fund Service Providers.......................................................94
Index Providers..............................................................94
Disclaimers..................................................................94
Index Information...........................................................101
Premium/Discount Information................................................126
Total Return Information....................................................131
Financial Highlights........................................................138
Other Information...........................................................151

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                    FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Capital Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(TM) (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)
                                                                            None
   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
            Management Fees                                                0.50%
            Distribution and Service (12b-1) Fees (1)                      0.00%
            Other Expenses                                                 0.16%
                                                                        --------
            Total Annual Fund Operating Expenses                           0.66%
            Fee Waiver and Expense Reimbursement (2)                       0.01%
                                                                        --------
            Total Net Annual Fund Operating Expenses After Fee Waiver
                and Expense Reimbursement                                  0.65%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.91% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.65% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 Year               3 Years              5 Years              10 Years
      $66                 $264                 $478                 $1,096

--------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.65% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

--------------------------------------------------------------------------------
                    FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc. (the "Index Provider"). In constructing the Index, the Index Provider begins with the largest 500 U.S. companies included in the NASDAQ US Benchmark Index and excludes the following: companies with less than $1 billion in cash and short term investments; companies with long-term debt divided by market capitalization greater than 30%; and companies with return on equity less than 15%. The Index Provider then ranks all remaining stocks in the universe by one-year and three-month daily volatility (one-year and three-month daily volatility factors are equally weighted), and selects the top 50 companies with the lowest combined volatility score, subject to a maximum weight of 30% from any one of the ten Industry Classification Benchmark industries. The stocks in the Index are equally weighted initially and on each reconstituting and rebalancing effective date. The Index is reconstituted and rebalanced on a quarterly basis. The inception date of the Index was March 20, 2013. As of March 31, 2015, the Index was comprised of 50 securities.

NASDAQ(R) and The Capital Strength Index(TM) are trademarks (the "Marks") of The NASDAQ OMX Group, Inc. (collectively with its affiliates "NASDAQ OMX"). The Marks are licensed for use with the Fund by the Fund's investment advisor. The Fund has not been passed on by NASDAQ OMX as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by NASDAQ OMX. The Fund should not be construed in any way as investment advice by NASDAQ OMX. NASDAQ OMX makes no warranties and bears no liability with respect to the Fund.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

--------------------------------------------------------------------------------
                    FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
--------------------------------------------------------------------------------

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past eight years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. On June 4, 2013 the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(TM), and prior to June 19, 2010, the Fund's underlying index was the Deutsche Bank CROCI(R) US+ Index(TM). Therefore, the Fund's performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Since the Fund's Index had an inception date of March 20, 2013, it was not in existence for all of the periods disclosed. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST CAPITAL STRENGTH ETF--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                  10.26%
                       2008                 -37.23%
                       2009                  39.43%
                       2010                  14.04%
                       2011                  -2.94%
                       2012                  17.45%
                       2013                  35.90%
                       2014                  15.46%

During the eight-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 20.75% and -22.37%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                    FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014


                                                                             1 Year        5 Years    Since Inception
                                                                                                        (7/6/2006)
Return Before Taxes                                                          15.46%        15.32%          9.62%
Return After Taxes on Distributions                                          14.40%        14.51%          8.97%
Return After Taxes on Distributions and Sale of Shares                        8.71%        11.92%          7.47%
The Capital Strength Index(TM)* (reflects no deduction for fees,
  expenses or taxes)                                                         16.25%         N/A             N/A
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)         13.69%        15.45%          8.10%
S&P 500(R) Value Index (reflects no deduction for fees, expenses or taxes)   12.36%        14.86%          6.42%

    * On June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). On June 4, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(TM). Therefore, the Fund's performance and total returns shown for the periods prior to June 4, 2013, are not necessarily indicative of the performance the Fund, based on the Index, would have generated. Because the Fund's Index had an inception date of March 20, 2013, it was not in existence for all of the periods disclosed.

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
          FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (the "Fund") seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of an equity index called the CBOE(R) VIX(R) Tail Hedge Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                 0.60%
           Distribution and Service (12b-1) Fees (1)                       0.00%
           Other Expenses                                                  0.00%
                                                                        --------
        Total Annual Fund Operating Expenses                               0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.85% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years              5 Years              10 Years
       $61                 $246                 $447                 $1,026

--------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and call options included in the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

Pursuant to an arrangement with Chicago Board Options Exchange, Incorporated ("CBOE"), S&P Dow Jones Indices LLC ("SPDJI") has certain rights to license the Index to third parties. SPDJI has licensed the Index to the Fund's investment advisor for use by the Fund's investment advisor and the Fund. CBOE compiles, maintains and owns the Index. The Index is designed to provide a benchmark for investors interested in hedging tail risk (as described below) in an S&P 500 portfolio. As of March 31, 2015, the Index was comprised of 502 securities.

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          FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
--------------------------------------------------------------------------------

The Index is composed of each of the equity securities comprising the S&P 500 and an out-of-the-money call option position on the Chicago Board Options Exchange Market Volatility Index (the "VIX Index"). The VIX Index is quoted in percentage points, is calculated and disseminated in real-time by CBOE and is a way of measuring the market's expectation of volatility in the S&P 500 over the next 30-day period. Historically, the VIX Index has ranged in value from 0 to
100. As of the date of this prospectus, it has never exceeded a value of 100; however, during periods of sustained extreme volatility, the Index value could exceed 100. For example, a VIX Index level of 30 would represent an expected annualized range of returns for the S&P 500 of 30%, either up or down, over the next 30 days. A higher value in the VIX Index indicates greater expected volatility in the S&P 500 over the next 30 days.

The Index, and in turn the Fund, tracks the performance of an S&P 500 stock portfolio (with dividends reinvested), and call options on the VIX Index. The amount of the Index allocated to call options on the VIX Index is reevaluated and rebalanced each month, depending on the level of forward expected volatility in the S&P 500, as measured by the closest to maturity VIX Index futures. Depending upon this forward expected volatility, the Index, and in turn the Fund, may allocate 0%, 0.5% or 1% of its portfolio to purchasing call options on the VIX Index.

A steep and sudden drop in equity market prices, such as a downward move of 20% or more in a month, is thought of as an unlikely or "tail" occurrence. The Index is designed to help cope with these extreme downward movements in the market by hedging its portfolio through purchasing call options on the VIX Index, or "tail hedging." Historically, there has been a negative correlation between the VIX Index and the S&P 500; during periods of time when the S&P 500 declines in value, the VIX Index tends to rise. Therefore, the Fund's purchase of call options on the VIX Index may offset some of the losses incurred in the S&P 500 due to a tail occurrence; however, there is no guarantee that the tail hedging strategy utilized by the Index, and in turn the Fund, will offset such losses. Additionally, under certain circumstances, the Index, and in turn the Fund, may be invested only in stocks in the S&P 500, which would prevent the Fund from hedging against any losses caused by increased volatility due to an unexpected event.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

DERIVATIVES RISK. The use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

The option positions employed, as dictated by the attempt to replicate the Index, may present additional risk. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock (although they generally move in the same direction).

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

--------------------------------------------------------------------------------
          FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
--------------------------------------------------------------------------------

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past two years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2013                 19.00%
                       2014                 15.22%

During the two-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 9.33% and 0.68%, respectively, for the quarters ended December 31, 2014 and March 31, 2014. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
          FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year     Since Inception
                                                                                          (8/29/2012)
Return Before Taxes                                                          15.22%         13.77%
Return After Taxes on Distributions                                          14.52%         13.06%
Return After Taxes on Distributions and Sale of Shares                        8.59%         10.33%
CBOE(R) VIX(R) Tail Hedge Index (reflects no deduction for fees,
  expenses or taxes)                                                         15.82%         14.28%
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)         13.69%         20.07%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2012.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Dow Jones Internet Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.40%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.14%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.54%
             Fee Waiver and Expense Reimbursement (2)                      0.00%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.54%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.79% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years              5 Years              10 Years
       $55                 $227                 $414                  $955

--------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

--------------------------------------------------------------------------------
                FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed, maintained and sponsored by S&P Dow Jones Indices LLC. The Index is designed to include only companies whose primary focus is Internet-related. To be eligible for inclusion in the Index, a company must generate at least 50% of its revenues from Internet commerce or services. The Index is divided between two types of Internet companies -- Internet commerce companies and Internet services companies. Internet commerce companies are defined as those that derive the majority of their revenues from providing goods or services through an open network, whereas Internet services companies are defined as those that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet. Though the total number of Index constituents has usually remained at approximately 40 since the Index's inception in February 1999, this number is not fixed, but rather may increase as the market grows so as to cover at least 80% of Internet stocks market capitalization. The Index includes the securities of small and mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

INTERNET COMPANIES RISK. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

--------------------------------------------------------------------------------
                FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
--------------------------------------------------------------------------------

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past eight years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST DOW JONES INTERNET INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                  11.17%
                       2008                 -44.02%
                       2009                  79.23%
                       2010                  36.63%
                       2011                  -5.74%
                       2012                  20.85%
                       2013                  53.40%
                       2014                   2.42%

During the eight-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 25.52% and -25.53%, respectively, for the quarters ended September 30, 2010 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year        5 Years    Since Inception
                                                                                                        (6/19/2006)
Return Before Taxes                                                           2.42%         19.58%        14.08%
Return After Taxes on Distributions                                           2.42%         19.57%        14.06%
Return After Taxes on Distributions and Sale of Shares                        1.37%         16.00%        11.75%
Dow Jones Internet Composite Index(SM) (reflects no deduction for fees,
  expenses or taxes)                                                          2.79%         20.24%        14.70%
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)         13.69%         15.45%         8.41%
S&P Composite 1500 Information Technology Index (reflects no
  deduction for fees, expenses or taxes)                                     18.95%         14.83%        11.09%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
             FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Dow Jones Select MicroCap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.50%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.20%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.70%
             Fee Waiver and Expense Reimbursement (2)                      0.10%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.95% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 Year               3 Years              5 Years              10 Years
      $61                 $268                 $491                 $1,134

--------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

--------------------------------------------------------------------------------
             FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
--------------------------------------------------------------------------------

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its net assets (including investment borrowings) in common stocks of U.S. micro-capitalization companies which are publicly traded in the United States. The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed, maintained and sponsored by S&P Dow Jones Indices LLC (the "Index Provider"). The Index is comprised of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange, the NYSE MKT and NASDAQ(R) with limited partnerships excluded. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange, the NYSE MKT and NASDAQ(R) (excluding limited partnerships) that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Index was released for circulation in June 2005. The composition of the Index is reviewed annually by the Index Provider in August and additions to or subtractions from the Index occurs following this annual review. The shares outstanding and float factors are reconsidered quarterly by the Index Provider in March, June, September and December, which may impact the relative weightings of the securities in the Index. Daily historical hypothetical Index values are calculated by the Index Provider and are available dating back to August 31, 1992. As of March 31, 2015, the Index consisted of 219 securities and the average and median market capitalizations of the companies included in the Index were approximately $537.8 million and $538.2 million, respectively.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

MICRO-CAP COMPANIES RISK. Micro-capitalization companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volume, products or financial resources, management inexperience and less publicly available

--------------------------------------------------------------------------------
             FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
--------------------------------------------------------------------------------

information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past nine years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2006                  15.69%
                       2007                  -6.02%
                       2008                 -33.33%
                       2009                  20.85%
                       2010                  25.77%
                       2011                  -8.69%
                       2012                  15.86%
                       2013                  43.32%
                       2014                   3.08%

During the nine-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 21.68% and -25.11%, respectively, for the quarters ended June 30, 2009 and September 30, 2011. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
             FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year        5 Years    Since Inception
                                                                                                        (9/27/2005)
Return Before Taxes                                                           3.08%         14.47%         6.46%
Return After Taxes on Distributions                                           2.73%         14.07%         6.16%
Return After Taxes on Distributions and Sale of Shares                        1.74%         11.45%         5.03%
Dow Jones Select MicroCap Index(SM) (reflects no deduction for fees,
  expenses or taxes)                                                          3.67%         15.17%         7.20%
Russell 2000(R) Index (reflects no deduction for fees, expenses or taxes)     4.89%         15.55%         8.18%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2005, with the exception of Stan Ueland, who has served since 2006.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                    FIRST TRUST ISE CHINDIA INDEX FUND (FNI)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust ISE Chindia Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia Index(TM) (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.40%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.25%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.65%
             Fee Waiver and Expense Reimbursement (2)                      0.05%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.90% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 Year               3 Years              5 Years              10 Years
      $61                 $257                 $469                 $1,080

---------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

--------------------------------------------------------------------------------
                    FIRST TRUST ISE CHINDIA INDEX FUND (FNI)
-------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed and owned by the International Securities Exchange, LLC ("ISE"), and is calculated and maintained by S&P Dow Jones Indices LLC. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs and/or stocks of companies from China and India currently trading on U.S. exchanges. ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a non-U.S. company. ADSs are vehicles for non-U.S. companies to list their equity shares on a U.S. exchange and are U.S. dollar denominated, and each share represents one or more underlying shares in a non-U.S. company. The inception date of the Index was April 3, 2007. The Index includes the securities of small and mid cap companies.

With respect to its investment in Chinese companies, the Fund invests in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CHINA RISK. The Fund may invest in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other emerging economies.

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDIA RISK. The Fund may invest in depositary receipts of companies that are domiciled in India. Investment restrictions in India may limit the ability to convert the equity shares into depositary receipts and vice versa. These restrictions may cause the equity shares of the underlying issuer to trade at a premium or discount to the market price of the depositary receipt. Investing in securities of Indian companies involves additional risks, including, but not limited to: greater price volatility; substantially less liquidity and

--------------------------------------------------------------------------------
                    FIRST TRUST ISE CHINDIA INDEX FUND (FNI)
--------------------------------------------------------------------------------

significantly smaller market capitalization of securities markets; more substantial governmental involvement in the economy; higher rates of inflation; and greater political, economic and social uncertainty. Government controls have been reduced on imports and foreign investment, and privatization of domestic output has proceeded slowly. The rapid economic growth of the last few years has put heavy stress on India's infrastructural facilities. Furthermore, although the Indian government is well aware of the need for reform and is pushing ahead in this area, businesses still have to deal with an inefficient and sometimes slow-moving bureaucracy.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past seven years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on

--------------------------------------------------------------------------------
                    FIRST TRUST ISE CHINDIA INDEX FUND (FNI)
--------------------------------------------------------------------------------

distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST ISE CHINDIA INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -56.98%
                       2009                  81.58%
                       2010                  18.46%
                       2011                 -26.02%
                       2012                  17.11%
                       2013                  35.81%
                       2014                   2.37%

During the seven-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 47.58% and -26.65%, respectively, for the quarters ended June 30, 2009 and March 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year         5 Years  Since Inception
                                                                                                        (5/8/2007)
Return Before Taxes                                                           2.37%          7.37%         5.86%
Return After Taxes on Distributions                                           1.97%          6.90%         5.47%
Return After Taxes on Distributions and Sale of Shares                        1.35%          5.56%         4.45%
ISE ChIndia Index(TM) (reflects no deduction for fees, expenses or taxes)     2.75%          7.85%         6.42%
Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)    12.56%         15.63%         6.60%
MSCI Emerging Markets Index (reflects no deduction for fees,
  expenses or taxes)                                                         -2.19%          1.78%         1.93%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

--------------------------------------------------------------------------------
                    FIRST TRUST ISE CHINDIA INDEX FUND (FNI)
--------------------------------------------------------------------------------

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
              FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (FCG)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-REVERE Natural Gas Index(TM) (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.40%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.21%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.61%
             Fee Waiver and Expense Reimbursement (2)                      0.01%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.86% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years              5 Years              10 Years
       $61                 $248                 $451                 $1,037

--------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

--------------------------------------------------------------------------------
              FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (FCG)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed and owned by the International Securities Exchange, LLC ("ISE"), and is calculated and maintained by S&P Dow Jones Indices LLC. The Index is designed to objectively identify and select those stocks from the universe of stocks of companies that are involved in the exploration and production of natural gas, screened by stock performance variables as well as statistical factors to optimize both Index performance and the Fund's correlation to the price of natural gas, which helps the Index's correlation to the price of natural gas. The Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. The inception date of the Index was October 4, 2006. As of March 31, 2015, there were 29 securities that comprised the Index. The Index includes the securities of small and mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

ENERGY COMPANIES RISK. Energy companies include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices are generally subject to extreme volatility.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NATURAL GAS COMPANIES RISK. One of natural gas companies' primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. For example, major natural gas customers such as industrial users and electric power generators often have the ability to switch between the use of coal, oil or natural gas. During periods when competing fuels are less expensive, the revenues of gas utility companies may decline with a corresponding impact on earnings. After years of booming production, natural gas firms have recently begun scaling back after record low prices and huge surpluses. Weather is another risk that may affect natural gas companies. Mild weather contributes to a scaled back demand for natural gas and declining stock prices for natural gas companies. Additionally, natural gas companies are sensitive to increased interest rates because of the capital intensive nature of their business.

Furthermore, there are additional risks and hazards that are inherent to natural gas companies that may cause the price of natural gas to widely fluctuate. The

--------------------------------------------------------------------------------
              FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (FCG)
--------------------------------------------------------------------------------

exploration for, and production of, natural gas is an uncertain process with many risks. The cost of drilling, completing and operating wells for natural gas is often uncertain, and a number of factors can delay or prevent drilling operations or production, including:

    o  unexpected drilling conditions;

    o  pressure or irregularities in formations;

    o  equipment failures or repairs;

    o  fires or other accidents;

    o  adverse weather conditions;

    o  pipeline ruptures or spills; and

    o shortages or delays in the availability of drilling rigs and the delivery of equipment.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. The Fund holds non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of depositary receipts. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past seven years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
              FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (FCG)
--------------------------------------------------------------------------------

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -46.57%
                       2009                  49.21%
                       2010                  12.22%
                       2011                  -6.85%
                       2012                 -13.51%
                       2013                  25.13%
                       2014                 -42.02%

During the seven-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 34.52% and -40.35%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                            1 Year         5 Years   Since Inception
                                                                                                        (5/8/2007)
Return Before Taxes                                                         -42.02%         -8.09%        -6.79%
Return After Taxes on Distributions                                         -42.25%         -8.26%        -6.97%
Return After Taxes on Distributions and Sale of Shares                      -23.72%         -5.93%        -4.89%
ISE-REVERE Natural Gas Index(TM) (reflects no deduction for fees,
  expenses or taxes)                                                        -42.03%         -7.50%        -6.25%
Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)    12.56%         15.63%         6.60%
S&P Composite 1500 Energy Index (reflects no deduction for fees,
  expenses or taxes)                                                         -9.16%          8.43%         4.13%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or

--------------------------------------------------------------------------------
              FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (FCG)
--------------------------------------------------------------------------------

cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                     FIRST TRUST ISE WATER INDEX FUND (FIW)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water Index(TM) (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.40%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.19%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.59%
             Fee Waiver and Expense Reimbursement (2)                      0.00%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.59%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.84% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years              5 Years              10 Years
       $60                 $243                 $441                 $1,014

--------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

--------------------------------------------------------------------------------
                     FIRST TRUST ISE WATER INDEX FUND (FIW)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed and owned by the International Securities Exchange, LLC ("ISE"), and is calculated and maintained by S&P Dow Jones Indices LLC. The Index is a modified market-capitalization weighted portfolio of 36 stocks of companies as of March 31, 2015 that derive a substantial portion of their revenues from the potable and wastewater industries, which are generally industrial and utilities companies. The components of the Index are adjusted so that the weights conform to the following schedule:

    o  Assign weights of 4.0% to stocks 1-10;

    o  Assign weights of 3.5% to stocks 11-15;

    o  Assign weights of 3.0% to stocks 16-20;

    o  Assign weights of 2.0% to stocks 21-30; and

    o  Equally distribute weights among remaining stocks.

The inception date of the Index was November 20, 2006. The Fund holds non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of depositary receipts. The Fund may also invest in securities of companies located in, or with significant operations in, emerging market countries. The Index includes the securities of small and mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not

--------------------------------------------------------------------------------
                     FIRST TRUST ISE WATER INDEX FUND (FIW)
--------------------------------------------------------------------------------

exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

UTILITIES COMPANIES RISK. General problems of utilities companies include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

WATER COMPANIES RISK. Adverse developments in the potable water and wastewater business may significantly affect the value of the shares of the Fund. Companies involved in the potable water and wastewater business are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past seven years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                     FIRST TRUST ISE WATER INDEX FUND (FIW)
--------------------------------------------------------------------------------

FIRST TRUST ISE WATER INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -29.40%
                       2009                  20.29%
                       2010                  19.49%
                       2011                  -5.62%
                       2012                  26.83%
                       2013                  30.91%
                       2014                   0.36%

During the seven-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 18.52% and -20.91%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year        5 Years   Since Inception
                                                                                                        (5/8/2007)
Return Before Taxes                                                           0.36%         13.45%         7.90%
Return After Taxes on Distributions                                           0.04%         13.09%         7.58%
Return After Taxes on Distributions and Sale of Shares                        0.20%         10.61%         6.17%
ISE Water Index(TM) (reflects no deduction for fees, expenses or taxes)       0.97%         14.25%         8.64%
Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)    12.56%         15.63%         6.60%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

--------------------------------------------------------------------------------
                     FIRST TRUST ISE WATER INDEX FUND (FIW)
--------------------------------------------------------------------------------

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
           FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Morningstar Dividend Leaders Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders Index(SM) (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.30%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.19%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.49%
             Fee Waiver and Expense Reimbursement (2)                      0.04%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.45%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.74% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.45% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 Year               3 Years              5 Years              10 Years
      $46                 $207                 $383                  $891

---------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.45% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

--------------------------------------------------------------------------------
           FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)
--------------------------------------------------------------------------------

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed, maintained and sponsored by Morningstar, Inc. ("Morningstar"). The inception date of the Index was June 30, 1997. The objective of the Index is to offer investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. At the annual rebalance date each June, the Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (the New York Stock Exchange, the NYSE MKT or NASDAQ(R)) that have been selected through the application of Morningstar's proprietary multi-step screening process. As of March 31, 2015, the Index was comprised of 99 component securities.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

HEALTH CARE COMPANIES RISK. Health care companies are companies involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

--------------------------------------------------------------------------------
           FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)
--------------------------------------------------------------------------------

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

TELECOMMUNICATIONS COMPANIES RISK. Telecommunications companies are subject to risks such as a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities, the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology, and innovations that may make various products and services obsolete.

UTILITIES COMPANIES RISK. General problems of utilities companies include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past eight years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                 -10.64%
                       2008                 -31.71%
                       2009                  14.24%
                       2010                  16.05%
                       2011                  14.44%
                       2012                   9.14%
                       2013                  22.71%
                       2014                  12.96%

During the eight-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 26.37% and -25.26%, respectively, for the quarters ended June 30, 2009 and March 31, 2009. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
           FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                            1 Year         5 Years    Since Inception
                                                                                                        (3/9/2006)
Return Before Taxes                                                          12.96%         14.97%         6.15%
Return After Taxes on Distributions                                          11.30%         13.41%         4.64%
Return After Taxes on Distributions and Sale of Shares                        7.30%         11.25%         4.11%
Morningstar(R) Dividend Leaders Index(SM) (reflects no deduction for fees,
  expenses or taxes)                                                         13.55%         15.59%         6.68%
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)         13.69%         15.45%         7.88%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
            FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust NASDAQ-100 Equal Weighted Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales  Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.40%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.21%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.61%
             Fee Waiver and Expense Reimbursement (2)                      0.01%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.86% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years              5 Years              10 Years
       $61                 $248                 $451                 $1,037

-----------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

--------------------------------------------------------------------------------
            FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)
--------------------------------------------------------------------------------

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc. The NASDAQ-100 Equal Weighted Index is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on NASDAQ(R) based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R) but each of the securities is initially set at a weight of 1.00% of the Index which is rebalanced quarterly. The inception date of the Index was June 20, 2005. The Index includes the securities of mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

--------------------------------------------------------------------------------
            FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)
--------------------------------------------------------------------------------

SMALLER COMPANIES RISK. Mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TECHNOLOGY COMPANIES RISK. Technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past eight years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                   9.74%
                       2008                 -43.96%
                       2009                  59.54%
                       2010                  21.25%
                       2011                  -2.77%
                       2012                  14.86%
                       2013                  39.95%
                       2014                  19.13%

During the eight-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 21.82% and -27.75%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
            FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year        5 Years    Since Inception
                                                                                                        (4/19/2006)
Return Before Taxes                                                          19.13%         17.68%         9.65%
Return After Taxes on Distributions                                          18.54%         17.34%         9.45%
Return After Taxes on Distributions and Sale of Shares                       10.80%         14.19%         7.77%
NASDAQ-100 Equal Weighted Index(SM) (reflects no deduction for fees,
  expenses or taxes)                                                         19.84%         18.43%        10.33%
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)         13.69%         15.45%         7.61%
NASDAQ-100 Index(R) (reflects no deduction for fees, expenses or taxes)      19.40%         19.23%        11.79%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
         FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.40%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.24%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.64%
             Fee Waiver and Expense Reimbursement (2)                      0.04%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.89% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years              5 Years              10 Years
       $61                 $255                 $465                 $1,069

----------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

--------------------------------------------------------------------------------
         FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark ("ICB") classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The inception date of the Index was February 22, 2006 and the inception date of the NASDAQ-100 Index(R) was January 31, 1985. As of March 31, 2015, the Index was comprised of 68 component securities. The Index includes the securities of mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

HEALTH CARE COMPANIES RISK. Health care companies are companies involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

--------------------------------------------------------------------------------
         FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past seven years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -43.09%
                       2009                  46.74%
                       2010                  20.64%
                       2011                  -1.08%
                       2012                  20.31%
                       2013                  41.24%
                       2014                  15.35%

During the seven-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 21.76% and -27.41%, respectively, for the quarters ended September 30, 2009 and December 30, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year        5 Years    Since Inception
                                                                                                        (2/8/2007)
Return Before Taxes                                                          15.35%         18.53%         9.65%
Return After Taxes on Distributions                                          14.88%         18.19%         9.44%
Return After Taxes on Distributions and Sale of Shares                        8.66%         14.91%         7.72%
NASDAQ-100 Ex-Tech Sector Index(SM) (reflects no deduction for fees,
  expenses or taxes)                                                         16.03%         19.28%        10.35%
Russell 1000(R) Index (reflects no deduction for fees, expenses or taxes)    13.24%         15.64%         6.99%

--------------------------------------------------------------------------------
         FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)
--------------------------------------------------------------------------------

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
           FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust NASDAQ-100-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
               (as a percentage of offering price)                          None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.40%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.21%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.61%
             Fee Waiver and Expense Reimbursement (2)                      0.01%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.86% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 Year               3 Years              5 Years              10 Years
      $61                 $248                 $451                 $1,037

---------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

--------------------------------------------------------------------------------
           FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)
--------------------------------------------------------------------------------

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The inception date of the Index was February 22, 2006 and the inception date of the NASDAQ-100 Index(R) was January 1, 1985. On March 31, 2015, there were 39 securities that comprised the Index. The Index includes the securities of mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SEMICONDUCTOR COMPANIES RISK. Semiconductor companies are primarily involved in the design, distribution, manufacture and sale of semiconductors. Semiconductor companies are significantly affected by rapid obsolescence, intense competition and global demand. The Fund is also subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes. The prices of the securities of semiconductor companies may fluctuate widely in response to such events.

--------------------------------------------------------------------------------
           FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)
--------------------------------------------------------------------------------

SMALLER COMPANIES RISK. Mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past eight years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                   7.66%
                       2008                 -45.26%
                       2009                  79.89%
                       2010                  21.92%
                       2011                  -5.75%
                       2012                   8.02%
                       2013                  38.12%
                       2014                  24.83%

During the eight-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 22.52% and -27.70%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
           FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year        5 Years    Since Inception
                                                                                                        (4/19/2006)
Return Before Taxes                                                          24.83%         16.44%         9.86%
Return After Taxes on Distributions                                          24.15%         16.10%         9.67%
Return After Taxes on Distributions and Sale of Shares                       14.04%         13.13%         7.96%
NASDAQ-100 Technology Sector Index(SM) (reflects no deduction for fees,
  expenses or taxes)                                                         25.64%         17.17%        10.55%
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)         13.69%         15.45%         7.61%
S&P 500 Information Technology Index (reflects no deduction for fees,
  expenses or taxes)                                                         20.12%         14.86%         9.49%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
           FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.40%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.24%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.64%
             Fee Waiver and Expense Reimbursement (2)                      0.04%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.89% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year               3 Years              5 Years              10 Years
        $61                 $255                 $465                 $1,069

---------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

--------------------------------------------------------------------------------
           FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is jointly owned and was developed by The NASDAQ OMX Group, Inc. (the "Index Provider") and American Bankers Association (the "ABA"). The Index is calculated and maintained by the Index Provider.

For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on NASDAQ(R), excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the Federal Deposit Insurance Corporation (the "FDIC"). Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index have a market capitalization of at least $200 million and as of March 31, 2015, there were 143 securities that comprised the Index. The Index includes the securities of small and mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

COMMUNITY BANK RISK. Community banks were significantly impacted by the downturn in the United States and world economies that began with the decline in the subprime mortgage lending market in the United States. These conditions have brought about legislative and regulatory changes, changes in short-term and long-term interest rates, inflation and changes in government monetary and fiscal policies, all of which have had a significant impact on the banking business. Community banks may also be affected by anticipated government fiscal policy initiatives relating to the current period of historically low interest rates and the market reaction to those initiatives.

Unlike larger national or other regional banks that are more geographically diversified, a community bank's financial performance may be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in its local market and the United States as a whole. In particular, this environment impacts the ability of borrowers to pay interest on and repay principal of outstanding loans and the value of collateral securing those loans.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than

--------------------------------------------------------------------------------
           FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)
--------------------------------------------------------------------------------

larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past five years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2010                 12.77%
                       2011                 -6.48%
                       2012                 13.52%
                       2013                 42.89%
                       2014                  2.72%

During the five-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 20.66% and -21.25%, respectively, for the quarters ended December 31, 2011 and September 30, 2011. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year        5 Years    Since Inception
                                                                                                        (6/29/2009)
Return Before Taxes                                                           2.72%         11.94%        13.23%
Return After Taxes on Distributions                                           2.14%         11.32%        12.62%
Return After Taxes on Distributions and Sale of Shares                        1.53%          9.22%        10.35%
NASDAQ OMX(R) ABA Community Bank Index(SM) (reflects no deduction for
  fees, expenses or taxes)                                                    3.34%         12.66%        13.96%
Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)    12.56%         15.63%        18.33%
S&P Composite 1500 Financials Sector Index (reflects no deduction for
  fees, expenses or taxes)                                                   14.89%         13.53%        16.18%

--------------------------------------------------------------------------------
           FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)
--------------------------------------------------------------------------------

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2009.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
       FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.40%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.24%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.64%
             Fee Waiver and Expense Reimbursement (2)                      0.04%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.89% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year               3 Years              5 Years              10 Years
        $61                 $255                 $465                 $1,069

---------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

--------------------------------------------------------------------------------
       FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc. (the "Index Provider") and Clean Edge, Inc. The Index is a modified market capitalization-weighted index in which larger companies receive a larger Index weighting and includes caps to prevent high concentrations among larger alternative energy stocks. The Index is an equity index designed to track the performance of clean-energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries.

The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The inception date of the Index was November 17, 2006. The number of holdings in the Index may vary, but as of March 31, 2015, the Index was comprised of 46 component securities. The Index includes the securities of small and mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CLEAN ENERGY COMPANIES RISK. Renewable and alternative energy companies can be significantly affected by the following factors: obsolescence of existing technology, short product cycles, legislation resulting in more strict government regulations and enforcement policies, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects, the supply of and demand for oil and gas, world events and economic conditions. In addition, shares of clean energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities,

--------------------------------------------------------------------------------
       FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)
--------------------------------------------------------------------------------

especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SEMICONDUCTOR COMPANIES RISK. Semiconductor companies are primarily involved in the design, distribution, manufacture and sale of semiconductors and are significantly affected by rapid obsolescence, intense competition and global demand. The Fund is also subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes. The prices of the securities of semiconductor companies may fluctuate widely in response to such events.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past seven years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
       FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -63.74%
                       2009                  43.79%
                       2010                   2.05%
                       2011                 -41.23%
                       2012                  -0.50%
                       2013                  89.79%
                       2014                  -3.05%

During the seven-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 30.69% and -40.98%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year         5 Years  Since Inception
                                                                                                        (2/8/2007)

Return Before Taxes                                                          -3.05%          1.89%        -1.56%
Return After Taxes on Distributions                                          -3.35%          1.69%        -1.68%
Return After Taxes on Distributions and Sale of Shares                       -1.71%          1.35%        -1.23%
NASDAQ(R) Clean Edge(R) Green Energy Index(SM) (reflects no deduction
  for fees, expenses or taxes)                                               -3.13%          1.93%        -1.28%
Russell 2000(R) Index (reflects no deduction for fees, expenses or taxes)     4.89%         15.55%         6.51%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

--------------------------------------------------------------------------------
       FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)
--------------------------------------------------------------------------------

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
              FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.40%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.18%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.58%
             Fee Waiver and Expense Reimbursement (2)                      0.00%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.58%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.83% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years              5 Years              10 Years
       $59                 $240                 $436                 $1,002

----------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

--------------------------------------------------------------------------------
              FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed, maintained and sponsored by NYSE Arca. The Index is an equal-dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology, and genomics. The Index was established with a benchmark value of 200.00 on October 18, 1991. Real-time publication of the Index began on April 1, 1992. The Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The companies that comprise the Index trade on various exchanges. As of March 31, 2015, the Index was composed of 30 companies. The Index includes the securities of large, mid and small cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

BIOTECHNOLOGY/PHARMACEUTICAL COMPANIES RISK. Biotechnology and pharmaceutical companies are subject to changing government regulation which could have a negative effect on the price, profitability and availability of their products and services. Regulations have been proposed to increase the availability and affordability of prescription drugs including proposals to increase access to generic drugs and to increase the rebates paid by drug manufacturers in exchange for Medicaid coverage of their products. Whether such proposals will be adopted cannot be predicted. In addition, such companies face increasing competition from existing generic drugs, the termination of their patent protection for certain drugs and technological advances which render their products or services obsolete. The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever be brought to market or show a profit. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. Many of these companies may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

HEALTH CARE COMPANIES RISK. Health care companies are companies involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

--------------------------------------------------------------------------------
              FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)
--------------------------------------------------------------------------------

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past eight years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and two specialized securities market indices. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                   3.65%
                       2008                 -18.33%
                       2009                  44.87%
                       2010                  36.90%
                       2011                 -16.36%
                       2012                  40.91%
                       2013                  50.10%
                       2014                  47.63%

During the eight-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 32.14% and -24.61%, respectively, for the quarters ended September 30, 2009 and September 30, 2011. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
              FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year        5 Years    Since Inception
                                                                                                        (6/19/2006)
Return Before Taxes                                                          47.63%         29.02%        21.21%
Return After Taxes on Distributions                                          47.60%         29.02%        21.15%
Return After Taxes on Distributions and Sale of Shares                       26.96%         24.26%        18.17%
NYSE Arca Biotechnology Index(SM) (reflects no deduction for fees,
  expenses or taxes)                                                         47.91%         29.69%        21.88%
NASDAQ(R) Biotechnology Index (reflects no deduction for fees,
  expenses or taxes)                                                         34.40%         30.69%        19.24%
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)         13.69%         15.45%         8.41%
S&P Composite 1500 Health Care Index (reflects no deduction for fees,
  expenses or taxes)                                                         24.79%         19.84%        12.59%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                     FIRST TRUST S&P REIT INDEX FUND (FRI)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.30%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.20%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.50%
             Fee Waiver and Expense Reimbursement (2)                      0.00%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.50%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.75% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.50% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years              5 Years              10 Years
       $51                 $215                 $392                  $907

---------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.50% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.

--------------------------------------------------------------------------------
                     FIRST TRUST S&P REIT INDEX FUND (FRI)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed, maintained and sponsored by S&P Dow Jones Indices LLC. Generally, real estate investment trusts ("REITs") are companies that own and most often actively manage income-generating commercial real estate. Some REITs make or invest in loans and other obligations that are secured by real estate collateral.

The Index is a subset of the S&P Developed REIT Index, which measures the performance of more than 200 REITs or REIT-like structures in 15 developed markets. The S&P Developed REIT Index is a sub-index of the S&P Global REIT Index.

The S&P Developed REIT Index aims to represent an accurate measure of the REIT developed equity market, reflecting the risk and return characteristics of this broad universe on an on-going basis. The Index contains those constituents of the S&P Developed REIT Index that are domiciled in the United States. As of March 31, 2015, the Index is comprised of 152 companies. The Index includes the securities of small and mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INTEREST RATE RISK. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. The risk of rising interest rates may be greater currently than would normally be the case due to the current period of historically low rates and anticipated changes in government fiscal policy initiatives. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REAL ESTATE INVESTMENT RISK. The Fund invests in companies in the real estate industry, including REITs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

REIT INVESTMENT RISK. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of

--------------------------------------------------------------------------------
                     FIRST TRUST S&P REIT INDEX FUND (FRI)
--------------------------------------------------------------------------------

failing to maintain exemptions from registration under the Investment Company Act of 1940, as amended (the "1940 Act") and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

RETAIL REIT RISK. Retail REITs are real estate investment trusts that own and operate properties available for lease to retail companies. In addition to the risks related to REITs generally, retail REITs are especially sensitive to local and national economic cycles. During times of economic down cycles, retail REITs are subject to decreases in demand for retail rental properties, defaults by tenants and declines in rental market rates. Retail REITs are also negatively impacted by retail company bankruptcies and restructurings, including store closings, and changes in consumer discretionary spending.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past seven years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

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--------------------------------------------------------------------------------
                     FIRST TRUST S&P REIT INDEX FUND (FRI)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -38.87%
                       2009                  28.00%
                       2010                  27.73%
                       2011                   7.90%
                       2012                  17.39%
                       2013                   1.82%
                       2014                  29.61%

During the seven-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 34.45% and -39.18%, respectively, for the quarters ended September 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year        5 Years    Since Inception
                                                                                                        (5/8/2007)
Return Before Taxes                                                          29.61%         16.38%         4.02%
Return After Taxes on Distributions                                          28.38%         15.33%         3.04%
Return After Taxes on Distributions and Sale of Shares                       16.71%         12.70%         2.63%
S&P United States REIT Index* (reflects no deduction for fees,
  expenses or taxes)                                                         30.26%         17.01%           N/A
Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)     12.56%         15.63%         6.60%
FTSE EPRA/NAREIT North America Index (reflects no deduction for fees,
  expenses or taxes)                                                         28.15%         16.37%         4.25%

    * On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Effective December 31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

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                     FIRST TRUST S&P REIT INDEX FUND (FRI)
--------------------------------------------------------------------------------

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
               First Trust Total US Market AlphaDEX(R) ETF (TUSA)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Total US Market AlphaDEX(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

       Management Fees                                                     0.50%
       Distribution and Service (12b-1) Fees(1)                            0.00%
       Other Expenses(2)                                                   1.07%
                                                                        --------
       Total Annual Fund Operating Expenses                                1.57%
       Fee Waiver and Expense Reimbursement(3)                             0.87%
                                                                        --------
       Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.70%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 1.82% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years              5 Years              10 Years
       $74                 $463                 $880                 $2,045

-----------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) On January 9, 2015 the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the Index. Accordingly, the Fund's Other Expenses have been restated to reflect the differences in the license, listing and index calculation fees associated with the two indices.

   (3) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

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--------------------------------------------------------------------------------
               First Trust Total US Market AlphaDEX(R) ETF (TUSA)
--------------------------------------------------------------------------------

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 183% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by The NASDAQ OMX Group, Inc. (the "Index Provider").

The Index is designed to quantitatively identify and select stocks across market capitalizations (including large-cap, mid-cap and small-cap companies) that exhibit growth and value factors and appear to have the greatest potential for capital appreciation. The Index is a modified equal-dollar weighted index, as explained in detail below in "Step 4 -- Selection and Weighting," comprised of U.S. exchange-listed securities of companies with capital appreciation potential. Due to the nature of the Index's methodology, the Fund anticipates experiencing portfolio turnover of greater than 100%.

The methodology for the Index is based on three sub-portfolios: U.S. Large Cap Portfolio (50% of the total portfolio); U.S. Mid Cap Portfolio (30% of the total portfolio); and U.S. Small Cap Portfolio (20% of the total portfolio). The foregoing ratios exist at the quarterly rebalance date and will change thereafter.

Each sub-portfolio is constructed by implementing the following four steps.

   STEP 1 -- UNIVERSE

   For the U.S. Large Cap Portfolio, start with all companies in the NASDAQ US Large Cap Index and exclude stocks with an average daily dollar volume over any rolling five-day period during the latest 60-day trading period of less than $500,000.

   For the U.S. Mid Cap Portfolio, start with all companies in the NASDAQ US Mid Cap Index and exclude stocks with an average daily dollar volume over any rolling five-day period during the latest 60-day trading period of less than $500,000.

   For the U.S. Small Cap Portfolio, start with all companies in the NASDAQ US Small Cap Index and exclude stocks with an average daily dollar volume over any rolling five-day period during the latest 60-day trading period of less than $500,000. Of the remaining stocks, the 1,000 largest by market capitalization comprise the eligible universe.

   STEP 2 -- RANKING

   For each sub-portfolio, rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 and 12 month price appreciation, sales to price and one-year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors. A stock must have data for all growth and/or value factors to receive a rank for that style.

   STEP 3 -- SELECTION SCORES

   For each sub-portfolio, for all stocks the Index Provider classifies as growth, they receive the growth rank from Step 2 as their selection score, and for all stocks the Index Provider classifies as value, they receive the value rank from Step 2 as their selection score.

   STEP 4 -- SELECTION AND WEIGHTING

   For the U.S. Large Cap Portfolio, the top 200 stocks based on the selection score determined in Step 3 are selected for the portfolio. For the U.S. Mid Cap Portfolio, the top 400 stocks based on the selection score determined in Step 3 are selected for the portfolio. For the U.S. Small Cap Portfolio, the top 600 stocks based on the selection score determined in Step 3 are selected for the portfolio. Then, for each portfolio, the selected stocks are split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles

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               First Trust Total US Market AlphaDEX(R) ETF (TUSA)
--------------------------------------------------------------------------------

   receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%),
   respectively. Stocks are equally weighted within each quintile.

   The inception date of the Index was September 8, 2014. As of March 31, 2015, there were 1,182 securities that comprised the Index. The Index is reconstituted and rebalanced on a quarterly basis.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past eight years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. On January 9, 2015, the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market

--------------------------------------------------------------------------------
               First Trust Total US Market AlphaDEX(R) ETF (TUSA)
--------------------------------------------------------------------------------

Index. Therefore, the Fund's performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund's Index had an inception date of September 8, 2014, it was not in existence for any of the periods disclosed. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                   4.65%
                       2008                 -35.45%
                       2009                  34.15%
                       2010                  19.85%
                       2011                  -9.56%
                       2012                   8.74%
                       2013                  34.65%
                       2014                   2.36%

During the eight-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 18.63% and -21.19%, respectively, for the quarters ended September 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                              1 Year       5 Years    Since Inception
                                                                                                        (12/5/2006)
Return Before Taxes                                                           2.36%         10.19%         4.76%
Return After Taxes on Distributions                                           1.85%          9.63%         4.25%
Return After Taxes on Distributions and Sale of Shares                        1.31%          7.81%         3.50%
NASDAQ AlphaDEX(R) Total US Market Index*
  (reflects no deduction for fees, expenses or taxes)                           N/A           N/A            N/A
Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)    12.56%         15.63%         7.18%

    * On January 9, 2015, the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market Index. Therefore, the Fund's performance and total returns shown for the periods prior to January 9, 2015, are not necessarily indicative of the performance the Fund, based on the Index, would have generated. Because the Fund's index had an inception date of September 8, 2014, it was not in existence for any of the periods disclosed.

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--------------------------------------------------------------------------------
               First Trust Total US Market AlphaDEX(R) ETF (TUSA)
--------------------------------------------------------------------------------

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                       71
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                              SUMMARY INFORMATION
                      FIRST TRUST US IPO INDEX FUND (FPX)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust US IPO Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.40%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.20%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.60%
             Fee Waiver and Expense Reimbursement (2)                      0.00%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.85% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year               3 Years              5 Years              10 Years
        $61                 $246                 $447                 $1,026

--------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

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                      FIRST TRUST US IPO INDEX FUND (FPX)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed, maintained and sponsored by IPOX(R) Schuster LLC ("IPOX(R)"). The Index is a modified, value-weighted price index measuring the performance of the top U.S. companies ranked quarterly by market capitalization in the IPOX(R) Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") in the IPOX(R) Global Composite Index. An IPO is a public offering in which the shares of stock in a company are sold to the general public for the first time, usually on an exchange. The Index is derived by ranking the applicable stocks by total market capitalization, which is the total number of shares outstanding times closing price. The inception date of the Index was January 3, 1989. In general, eligible constituents are added on the sixth day of trading and remain eligible to be included in the Index for approximately four years. The Index includes the securities of small and mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

ENERGY COMPANIES RISK. Energy companies include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices are generally subject to extreme volatility.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

IPO RISK. Securities of companies that have recently conducted an initial public offering are often subject to extreme price volatility and speculative trading. These stocks may have exhibited above-average price appreciation in connection with the initial public offering prior to inclusion in the Index. The price of stocks included in the Index may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory

--------------------------------------------------------------------------------
                      FIRST TRUST US IPO INDEX FUND (FPX)
--------------------------------------------------------------------------------

or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past eight years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

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--------------------------------------------------------------------------------
                      FIRST TRUST US IPO INDEX FUND (FPX)
--------------------------------------------------------------------------------

FIRST TRUST US IPO INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2007                  14.53%
                       2008                 -43.88%
                       2009                  44.93%
                       2010                  18.28%
                       2011                   3.11%
                       2012                  30.01%
                       2013                  47.98%
                       2014                  11.91%

During the eight-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 19.72% and -26.27%, respectively, for the quarters ended March 30, 2012 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year        5 Years    Since Inception
                                                                                                        (4/12/2006)
Return Before Taxes                                                          11.91%         21.30%        12.13%
Return After Taxes on Distributions                                          11.51%         20.87%        11.78%
Return After Taxes on Distributions and Sale of Shares                        6.73%         17.24%         9.83%
IPOX(R)-100 U.S. Index (reflects no deduction for fees, expenses or taxes)   12.60%         22.06%        12.83%
Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)    12.56%         15.63%         7.86%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2006.

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                      FIRST TRUST US IPO INDEX FUND (FPX)
--------------------------------------------------------------------------------

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
            FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.50%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.34%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.84%
             Fee Waiver and Expense Reimbursement (2)                      0.14%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.70%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 1.09% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year               3 Years              5 Years              10 Years
        $72                 $308                 $563                 $1,294

--------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

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            FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
--------------------------------------------------------------------------------

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 325% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed by Value Line Publishing, LLC ("Value Line") and calculated by NYSE Arca. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line assigns a #1 ranking in the Value Line Timeliness Ranking System (the "Ranking System"). The Index is comprised of securities of companies that are listed on a U.S. exchange. The inception date of the Index was January 16, 2007. The Timeliness rank measures the expected price performance relative to the other stocks in the universe over the following six to 12 months. The Ranking System was introduced in its present form in 1965. Each week, Value Line screens a wide array of data, using a series of proprietary calculations, such as long-term earnings and price trends, recent company earnings and price performance and earnings relative to expectations, to assign a Timeliness rank to each of the approximately 1,700 stocks in the Value Line universe, representing more than 90 industries, from #1 (highest) to #5 (lowest) based on their expected price performance relative to the other stocks in the universe over the following six to 12 months. At any one time, only 100 stocks are ranked #1 in the Ranking System. As of March 31, 2015, the Index was comprised of 98 component securities. The Index largely includes the securities of large and mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not

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            FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
--------------------------------------------------------------------------------

exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past ten years as well as the average annual Fund and Index returns for the one year, five year, ten year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. The Fund commenced operations as First Trust Value Line(R) 100 Fund, a closed-end fund, on June 12, 2003. Results for periods prior to June 18, 2007 are of First Trust Value Line(R) 100 Fund. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND--TOTAL RETURNS


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2005                  11.86%
                       2006                   4.59%
                       2007                  19.91%
                       2008                 -48.30%
                       2009                  12.74%
                       2010                  29.50%
                       2011                  -7.92%
                       2012                   8.53%
                       2013                  39.44%
                       2014                  11.33%

During the ten-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 17.21% and -29.04%, respectively, for the quarters ended December 31, 2011 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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--------------------------------------------------------------------------------
            FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                               1 Year        5 Years       10 Years   Since Inception
                                                                                                        (6/12/2003)
Return Before Taxes                                            11.33%         14.98%         5.09%         6.44%
Return After Taxes on Distributions                            11.05%         14.74%         4.05%         5.42%
Return After Taxes on Distributions and Sale of Shares         6.41%          11.96%         3.69%         4.85%
Value Line(R) 100 Index* (reflects no deduction for fees,
  expenses or taxes)                                           12.35%         16.05%           N/A           N/A
Russell 3000(R) Index (reflects no deduction for fees,
  expenses or taxes)                                           12.56%         15.63%         7.94%         9.09%

    * On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at net asset value include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period.

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2003, with the exception of Daniel Lindquist and Stan Ueland, who have served since 2004 and 2006, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
              FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.50%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.25%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.75%
             Fee Waiver and Expense Reimbursement (2)                      0.05%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.70%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 1.00% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year               3 Years              5 Years              10 Years
        $72                 $289                 $523                 $1,197

--------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

--------------------------------------------------------------------------------
              FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
--------------------------------------------------------------------------------

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed by Value Line Publishing, LLC and calculated by NYSE Arca. The Index is designed to objectively identify and select those stocks from the universe of stocks of which Value Line, Publishing LLC ("Value Line") gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above average dividends and capital appreciation. The Safety(TM) ranking measures the total risk of a stock relative to the other stocks in the Value Line universe.

The Index is a modified equal-dollar weighted index comprised of U.S. exchange-listed securities of companies that pay above-average dividends and have potential for capital appreciation. The inception date of the Index was July 3, 2006. On March 31, 2015, there were 199 securities that comprised the Index. The Index includes the securities of small and mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CONSUMER STAPLES COMPANIES RISK. Consumer staples companies provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. The success of these companies is affected by a variety of factors, such as government regulations, which may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

--------------------------------------------------------------------------------
              FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
--------------------------------------------------------------------------------

UTILITIES COMPANIES RISK. General problems of utilities companies include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past ten years as well as the average annual Fund and Index returns for the one year, five year, ten year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. The Fund commenced operations as First Trust Value Line(R) Dividend Fund, a closed-end fund, on August 19, 2003. Results for periods prior to December 18, 2006 are of First Trust Value Line(R) Dividend Fund. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2005                    6.59%
                       2006                   20.11%
                       2007                   -3.42%
                       2008                  -24.17%
                       2009                   19.58%
                       2010                   16.08%
                       2011                    9.03%
                       2012                   11.17%
                       2013                   26.57%
                       2014                   15.94%

During the ten-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 14.54% and -16.42%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
              FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                 1 Year      5 Years       10 Years   Since Inception
                                                                                                        (8/19/2003)
Return Before Taxes                                              15.94%       15.61%         8.76%         9.88%
Return After Taxes on Distributions                              14.64%       14.43%         7.23%         8.21%
Return After Taxes on Distributions and Sale of Shares            8.98%       11.97%         6.42%         7.34%
Value Line(R) Dividend Index* (reflects no deduction for fees,
  expenses or taxes)                                             16.92%       16.54%           N/A           N/A
S&P 500(R) Index (reflects no deduction for fees,
  expenses or taxes)                                             13.69%       15.45%         7.67%         8.75%
Dow Jones U.S. Select Dividend Index(SM) (reflects no
  deduction for fees, expenses or taxes)                         15.36%       17.03%         7.08%           N/A

    * On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period.

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust; and

         o Stan Ueland, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2003, with the exception of Daniel Lindquist and Stan Ueland, who have served since 2004 and 2006, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

   ADDITIONAL INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES AND STRATEGIES

Each Fund is a series of the Trust, an investment company and an exchange-traded "index fund." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before each Fund's fees and expenses) of such Fund's corresponding equity index (each Fund's corresponding equity index is referred to herein as an "Index," and together, as the "Indices;" the provider of each Fund's Index is referred to herein as an "Index Provider" and collectively, as the "Index Providers").

Each Fund will normally invest at least 90% of its net assets (including investment borrowings) in securities that comprise its Index. Each Fund's investment objective (with the exception of the First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust US IPO Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund and First Trust Value Line(R) Dividend Index Fund), the 90% investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. As non-fundamental policies, each Fund's investment objective (with the exception of the First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust US IPO Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund and First Trust Value Line(R) Dividend Index Fund), the 90% investment strategy and each of the policies described herein require 60 days' prior written notice to shareholders before they can be changed. With respect to each of the First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust US IPO Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund and First Trust Value Line(R) Dividend Index Fund, the investment objective is a fundamental policy that may be changed only with shareholder approval. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information ("SAI") under "Investment Objectives and Policies."

In seeking to achieve each Fund's investment objective, the Fund generally will invest in all of the securities comprising its Index, in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, a Fund may purchase a sample of securities in its Index. There may also be limited instances in which First Trust may choose to overweight certain securities in the applicable Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. A Fund may sell securities that are represented in its Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.


                                FUND INVESTMENTS

EQUITY SECURITIES

The Funds invest in equity securities, which primarily include common stocks and depositary receipts.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Normally, a Fund invests substantially all of its assets to meet its investment objective. Each Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of a Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, a Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, such Fund may not be able to achieve its investment objective. A Fund may adopt a defensive strategy when its portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short term investments, see the SAI.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is included in the Funds' SAI, which is available on the Funds' website at www.ftportfolios.com.


                   ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Risk is inherent in all investing. Investing in a Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

PRINCIPAL RISKS

CONCENTRATION RISK. A Fund will be concentrated in the securities of an individual industry if the Fund's corresponding Index is concentrated in an individual industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry and may subject the Fund to greater market risk than more diversified funds.

DEPOSITARY RECEIPTS RISK. An investment in depositary receipts involves further risks due to certain features of depositary receipts. Depositary receipts are usually in the form of American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs or GDRs may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary.

Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer's board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a non-resident to trade the shares and to reconvert the shares to depositary receipts.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts may be unregistered and unlisted. A Fund's investments may also include depositary receipts that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933, as amended ("Securities Act"). Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell these types of depositary receipts and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

EMERGING MARKETS RISK. An investment in emerging market companies involves certain further risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.

EQUITY SECURITIES RISK. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

EXPENSE REIMBURSEMENT AND RECOUPMENT RISK. For certain Funds, the Advisor has entered into an agreement with the Trust in which the Advisor has agreed to waive certain fees and/or reimburse such Funds for expenses exceeding an agreed upon amount. This agreement may be terminated by the Trust on behalf of a Fund at any time and by the Advisor only after April 30, 2016 upon 60 days' written notice. The Advisor is also entitled to recoup from the applicable Funds any waived fees or reimbursed amounts pursuant to the agreement for a period of up to three years from the date of waiver or reimbursement. Any such recoupment or modification or termination of the agreement could negatively affect the applicable Fund's returns.

NON-U.S. SECURITIES RISK. An investment in securities of non-U.S. companies involves other risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

PASSIVE INVESTMENT RISK. The Fund's are not actively managed. Each Fund invests in securities included in or representative of its Index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

NON-PRINCIPAL RISKS

BORROWING AND LEVERAGE RISK. If a Fund borrows money, it must pay interest and other fees, which may reduce the Fund's returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund's asset coverage to less than the prescribed amount.

CASH TRANSACTIONS RISK. First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund may, under certain circumstances, effect a portion of its redemptions for cash, rather than in-kind securities. In particular, the call option portion of the Fund's portfolio, if applicable, may be redeemed for cash. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemptions only for in-kind securities. Exchange-traded funds are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund's shares than for more conventional exchange-traded funds.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INTELLECTUAL PROPERTY RISK. Each Fund relies on a license and related sublicense that permits the Fund to use its Index and associated trade names, trademarks and service marks (the "Intellectual Property") in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the Index Provider, and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property for use by the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which a Fund invests. In addition, litigation regarding any of the issuers of the securities owned by a Fund, or industries represented by these issuers, may negatively impact the value of the Fund's shares. Such legislation or litigation may cause a Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.

MARKET MAKER RISK. Certain of the Funds, especially those with lower average daily trading volumes, may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund's net asset value and the price at which such Fund's shares are trading on the Exchange. This could result in a decrease in value of a Fund's shares.

TRADING ISSUES

Although shares of each Fund are listed for trading on NASDAQ(R) or NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an Exchange may be halted due to market conditions or for reasons that, in the view of such Exchange, make trading in shares inadvisable. In addition, trading in shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of the Funds will continue to be met or will remain unchanged. Due to the small asset size of some of the Funds, such Funds may have difficulty maintaining their listing on their applicable Exchange.

FLUCTUATION OF NET ASSET VALUE

The net asset value of shares of each Fund will generally fluctuate with changes in the market value of such Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on an Exchange. The Funds cannot predict whether shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Funds trading individually or in the aggregate at any point in time. However, given that shares can be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Funds believe that large discounts or premiums to the net asset value of shares should not be sustained.


                               FUND ORGANIZATION

Each Fund is a series of the Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Trust's Board is responsible for the overall management and direction of the Trust. The Board elects the Trust's officers and approves all significant agreements, including those with the investment advisor, custodian and fund administrative and accounting agent.


                            MANAGEMENT OF THE FUNDS

First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and certain other services necessary for the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.

First Trust serves as advisor or sub-advisor to five mutual fund portfolios, nine exchange-traded funds consisting of 94 series and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of each Fund.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of the Investment Committee. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland.

      o Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of each Fund's investment strategy. Mr. Lindquist was a Senior Vice President of First Trust and FTP from September 2005 to July 2012 and is now a Managing Director of First Trust and FTP.


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


      o Mr. Erickson joined First Trust in 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

      o Mr. McGarel is the Chief Investment Officer and a Managing Director of First Trust and FTP. As First Trust's Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012.

      o Mr. Testin is a Senior Vice President of First Trust and FTP. Mr. Testin is the head of First Trust's Portfolio Management Group. Mr. Testin has been a Senior Vice President of First Trust and FTP since November 2003.

      o Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.

For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' SAI. Additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of shares of the Funds is provided in the SAI.

MANAGEMENT FEE

For each Fund (with the exception of First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund, collectively referred to as the "Expense Cap Funds"), First Trust is paid an annual management fee at the specified rate of such Fund's average daily net assets as set forth in the table below. For the Expense Cap Funds, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the amounts set forth in the table below as a percentage of such Fund's average daily net assets per year (the "Expense Cap") at least through Expense Cap termination date listed in the table below. Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust.

For First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund, First Trust is paid an annual unitary management fee of 0.60% of the Fund's average daily net assets and is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expense, taxes, interest, acquired fund fees and extraordinary expenses. First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund does not have an Expense Cap and is not a party to the Recovery Agreement.

The table below sets forth the annual management fee that First Trust may receive from each Fund. In addition, the table shows the Expense Cap of each Expense Cap Fund and the termination date of each such Expense Cap. The table also shows the amounts paid by the Funds to First Trust for the fiscal year ended December 31, 2014 (net of expense reimbursements) as a percentage of average daily net assets.

                                                                                                                   MANAGEMENT FEE
                                                              ANNUAL             ANNUAL                           PAID FOR THE YEAR
                                                          MANAGEMENT FEE      EXPENSE CAP        EXPENSE CAP       ENDED 12/31/2014
                                                          (% OF AVERAGE      (% OF AVERAGE       TERMINATION        (% OF AVERAGE
FUND                                                    DAILY NET ASSETS)  DAILY NET ASSETS)         DATE         DAILY NET ASSETS)
------------------------------------------------------  -----------------  -----------------  -----------------  -------------------
First Trust Capital Strength ETF                               0.50%             0.65%         April 30, 2016          0.49%
First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund          0.60%              N/A                N/A               0.60%
First Trust Dow Jones Internet Index Fund                      0.40%             0.60%         April 30, 2016          0.40%
First Trust Dow Jones Select MicroCap Index Fund               0.50%             0.60%         April 30, 2016          0.40%
First Trust ISE Chindia Index Fund                             0.40%             0.60%         April 30, 2016          0.35%
First Trust ISE-Revere Natural Gas Index Fund                  0.40%             0.60%         April 30, 2016          0.39%
First Trust ISE Water Index Fund                               0.40%             0.60%         April 30, 2016          0.40%
First Trust Morningstar Dividend Leaders Index Fund            0.30%             0.45%         April 30, 2016          0.26%
First Trust NASDAQ-100 Equal Weighted Index Fund               0.40%             0.60%         April 30, 2016          0.39%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund         0.40%             0.60%         April 30, 2016          0.36%
First Trust NASDAQ-100-Technology Sector Index Fund            0.40%             0.60%         April 30, 2016          0.39%
First Trust NASDAQ(R) ABA Community Bank Index Fund            0.40%             0.60%         April 30, 2016          0.36%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund    0.40%             0.60%         April 30, 2016          0.36%
First Trust NYSE Arca Biotechnology Index Fund                 0.40%             0.60%         April 30, 2016          0.40%
First Trust S&P REIT Index Fund                                0.30%             0.50%         April 30, 2016          0.30%
First Trust Total US Market AlphaDEX(R) ETF                    0.50%             0.70%         April 30, 2016          0.00%
First Trust US IPO Index Fund                                  0.40%             0.60%         April 30, 2016          0.40%
First Trust Value Line(R) 100 Exchange-Traded Fund             0.50%             0.70%         April 30, 2016          0.36%
First Trust Value Line(R) Dividend Index Fund                  0.50%             0.70%         April 30, 2016          0.45%

A discussion regarding the basis of the Board's approval of the continuation of the Investment Management Agreement for all Funds is available in the Funds' Semi-Annual Reports to Shareholders for the period ended June 30, 2014.


                           HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in "round lots" of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller "odd lots," at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.

For purposes of the 1940 Act, each Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with a Fund regarding the terms of any investment.

BOOK ENTRY

Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.

SHARE TRADING PRICES

The trading price of shares of a Fund on the applicable Exchange is based on market price and may differ from such Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

Information regarding the intra-day value of the shares of a Fund, also referred to as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout such Fund's trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV should not be viewed as a "real-time" update of the net asset value per share of a Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated, using the last sale price, every 15 seconds throughout the trading day, provided that upon the closing of such non-U.S. exchange, the closing price of the security, after being converted to U.S. dollars, will be used. Furthermore, in calculating the IOPV of a Fund's shares, exchange rates may be used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) that may differ from those used to calculate the net asset value per share of such Fund and consequently may result in differences between the net asset value and the IOPV. A Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV of shares of such Fund and such Fund does not make any warranty as to its accuracy.

FREQUENT PURCHASES AND REDEMPTIONS OF THE FUNDS' SHARES

The Funds impose no restrictions on the frequency of purchases and redemptions ("market timing"). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board considered that the Funds' shares can only be purchased and redeemed directly from the Funds in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants ("APs")) and that the vast majority of trading in the Funds' shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Funds may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Funds and increased transaction costs, which could negatively impact the Funds' ability to achieve their investment objectives. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Funds impose fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Funds, or otherwise not in the Funds' best interests.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends from net investment income of the Funds, if any, are declared and paid quarterly by each respective Fund. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.


                              FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

FUND STATUS

Each Fund intends to continue to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

DISTRIBUTIONS

The Funds' distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of a Fund into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from the Trust may also be subject to a 3.8% "Medicare tax." This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gain received from assets held for more than one year that is considered "unrecaptured section 1250 gain" (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investments trusts for federal income tax purposes) is taxed at a maximum marginal stated federal tax rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury. Some portion of your capital gains dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. Distributions with respect to shares in real estate investment trusts are qualifying dividends only in limited circumstances. Each Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

DIVIDENDS RECEIVED DEDUCTION

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain corporations may be designated by the Funds as being eligible for the dividends received deduction.

SALE OF SHARES

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

DEDUCTIBILITY OF FUND EXPENSES

Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions depending on their income.

NON-U.S. TAX CREDIT

Because the Funds may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes a Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes such Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2015, distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by such Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that a Fund makes certain elections and certain other conditions are met. Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Disposition of shares by such persons may be subject to such withholding after December 31, 2016.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If a Fund holds an equity interest in any passive foreign investment companies ("PFICs"), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, a Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

                               DISTRIBUTION PLAN

FTP serves as the distributor of Creation Units for the Funds on an agency basis. FTP does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Funds do not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before April 30, 2016. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.


                                NET ASSET VALUE

Each Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for a Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than NASDAQ(R) and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ(R) or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ(R) or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on NASDAQ(R) or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor's Pricing Committee, at fair value. The use of fair value pricing by a Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the Fund's SAI for details.

Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of a Fund, the value of the Fund's securities may change on days when investors are not able to purchase or sell shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation. Any use of a different rate from the rates used by a Fund's Index may adversely affect such Fund's ability to track its Index.


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                             FUND SERVICE PROVIDERS

The Bank of New York Mellon Corporation, 101 Barclay St., New York, New York 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Funds. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds. First Trust serves as the fund reporting agent for the Funds.


                                INDEX PROVIDERS

The Index that a Fund seeks to track is compiled by the applicable Index Provider. The Index Provider is not affiliated with the Funds or First Trust. A Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement with First Trust, which in turn has a licensing agreement with each Index Provider. With the exception of the First Trust Value Line(R) 100 Exchange-Traded Fund and First Trust Value Line(R) Dividend Index Fund, each Index Provider or its agent also serves as calculation agent for the applicable Index (each, an "Index Calculation Agent"). NYSE Arca has assumed the role of Index Calculation Agent for each of First Trust Value Line(R) 100 Exchange-Traded Fund and First Trust Value Line(R) Dividend Index Fund and their applicable Indices. Each Index Calculation Agent is responsible for the management of the day-to-day operations of the applicable Index, including calculating the value of such Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions resulting in Index adjustments.


                                  DISCLAIMERS

First Trust does not guarantee the accuracy and/or the completeness of the Indices or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the shares of the Funds or any other person or entity from the use of the Indices or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indices, even if notified of the possibility of such damages.

FIRST TRUST CAPITAL STRENGTH ETF

The Fund is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX") or its affiliates (NASDAQ OMX with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of The Capital Strength Index(TM) to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Fund is in the licensing of The Capital Strength Index(TM), and certain trade names of the Corporations and the use of The Capital Strength Index(TM), which are determined, composed and calculated by NASDAQ OMX without regard to First Trust or the Fund. NASDAQ OMX has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating The Capital Strength Index(TM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund Shares to be issued or in the determination or calculation of the equation by which Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH INDEX(TM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH INDEX(TM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH INDEX(TM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND

S&P(R) and S&P 500(R) are registered trademarks of Standard & Poor's Financial Services LLC ("SPFS"); and CBOE(R), Chicago Board Options Exchange(R), CBOE Volatility Index(R) and VIX(R) are registered trademarks of Chicago Board Options Exchange, Incorporated ("CBOE"); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by First Trust.

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, SPFS, THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, "S&P") OR BY CHICAGO BOARD OPTIONS EXCHANGE AND ITS AFFILIATES ("CBOE"). S&P AND CBOE MAKE NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE CBOE VIX TAIL HEDGE (THE "INDEX") TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTIONS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("LICENSEE") IS IN THE LICENSING OF THE CERTAIN TRADEMARKS AND TRADE NAMES AND THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY CBOE WITHOUT REGARD TO THE LICENSEE OR THE FUND. S&P AND CBOE HAVE NO OBLIGATION TO TAKE THE NEEDS OF FIRST TRUST OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. S&P AND CBOE ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND SHARES ARE TO BE CONVERTED INTO CASH. S&P AND CBOE HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. THERE IS NO ASSURANCE THAT INVESTMENT PRODUCTS BASED ON THE INDEX WILL ACCURATELY TRACK INDEX PERFORMANCE OR PROVIDE POSITIVE INVESTMENT RETURNS. S&P DOW JONES INDICES LLC IS NOT AN INVESTMENT ADVISOR. INCLUSION OF A SECURITY WITHIN AN INDEX IS NOT A RECOMMENDATION BY S&P OR CBOE TO BUY, SELL OR HOLD SUCH SECURITY, NOR IS IT CONSIDERED TO BE INVESTMENT ADVICE.

S&P AND CBOE DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P AND CBOE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, DELAYS OR INTERRUPTIONS THEREIN. S&P AND CBOE MAKE NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. S&P AND CBOE MAKE NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR CBOE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P.

FIRST TRUST DOW JONES INTERNET INDEX FUND
FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND

The "Dow Jones Internet Composite Index(SM)" and "Dow Jones Select MicroCap Index(SM)" are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by First Trust. Dow Jones(R), Dow Jones Internet Composite Index and Dow Jones Select MicroCap Index are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones"). The foregoing marks have been licensed to SPDJI and have been sublicensed for use for certain purposes by First Trust on behalf of the Funds. The First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones or their respective affiliates. SPDJI, Dow Jones and their respective affiliates make no representation or warranty, express or implied, to the owners of the First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund or any member of the public regarding the advisability of investing in securities generally or in the First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund particularly. The only relationship of SPDJI, Dow Jones or any of their respective affiliates to the Licensee with respect to the Indexes is the licensing of certain trademarks, trade names and service marks and of the Dow Jones Internet Composite Index and Dow Jones Select MicroCap Index which are determined, composed and calculated by SPDJI without regard to First Trust, First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund. SPDJI and Dow Jones have no obligation to take the needs of First Trust or the owners of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund into consideration in determining, composing or calculating the Dow Jones Internet Composite Index and Dow Jones Select MicroCap Index. SPDJI, Dow Jones and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund to be issued or in the determination or calculation of the equation by which the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund are to be converted into cash. SPDJI, Dow Jones and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the First Trust Dow Jones Internet Index

Fund or First Trust Dow Jones Select MicroCap Index Fund. There is no assurance that investment products based on the Dow Jones Internet Composite Index and the Dow Jones Select MicroCap Index will accurately track index performance or provide positive investment returns. SPDJI is not an investment advisor. Inclusion of a security within an index is not a recommendation by SPDJI to buy, sell or hold such security, nor is it considered to be investment advice.

SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INTERNET COMPOSITE INDEX AND DOW JONES SELECT MICROCAP INDEX OR ANY DATA INCLUDED THEREIN AND SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DOW JONES INTERNET INDEX FUND OR FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INTERNET COMPOSITE INDEX AND DOW JONES SELECT MICROCAP INDEX OR ANY DATA INCLUDED THEREIN. SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INTERNET COMPOSITE INDEX AND DOW JONES SELECT MICROCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SPDJI, DOW JONES OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN SPDJI AND FIRST TRUST, OTHER THAN THE LICENSORS OF SPDJI.

FIRST TRUST ISE CHINDIA INDEX FUND
FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
FIRST TRUST ISE WATER INDEX FUND

The Funds are not sponsored, endorsed, sold or promoted by International Securities Exchange, LLC, as Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. The Index Provider's only relationship to First Trust is the licensing of certain trademarks and trade names of the Index Provider and of the Indexes which are determined, composed and calculated by the Index Provider without regard to First Trust or the Funds. The Index Provider has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be listed or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Funds.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THE INDEX PROVIDER AND FIRST TRUST.

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND

MORNINGSTAR, INC. ("MORNINGSTAR"), DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR(R) DIVIDEND LEADERS INDEX(SM) OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OR USERS OF THE FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR(R) DIVIDEND LEADERS INDEX(SM) OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR(R) DIVIDEND LEADERS INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING,

IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

First Trust Morningstar Dividend Leaders Index Fund is not sponsored, endorsed, sold or promoted by Morningstar Inc. Morningstar makes no representation or warranty, express or implied, to the owners of the First Trust Morningstar Dividend Leaders Index Fund or any member of the public regarding the advisability of investing in securities generally or in the First Trust Morningstar Dividend Leaders Index Fund in particular or the ability of the Morningstar Dividend Leaders Index(SM) to track general stock market performance. Morningstar's only relationship to First Trust is the licensing of:
(i) certain service marks and service names of Morningstar; and (ii) the Morningstar Dividend Leaders Index(SM) which is determined, composed and calculated by Morningstar without regard to First Trust or the First Trust Morningstar Dividend Leaders Index Fund. Morningstar has no obligation to take the needs of First Trust or the owners of First Trust Morningstar Dividend Leaders Index Fund into consideration in determining, composing or calculating the Morningstar Dividend Leaders Index(SM). Morningstar is not responsible for and has not participated in the determination of the prices and amount of the First Trust Morningstar Dividend Leaders Index Fund or the timing of the issuance or sale of the First Trust Morningstar Dividend Leaders Index Fund or in the determination or calculation of the equation by which the First Trust Morningstar Dividend Leaders Index Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the First Trust Morningstar Dividend Leaders Index Fund.

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND
FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND
FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND

The Funds are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX") or its affiliates (NASDAQ OMX with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the NASDAQ-100 Equal Weighted Index(SM), the NASDAQ-100 Ex-Tech Sector Index(SM) and the NASDAQ-100 Technology Sector Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Funds is in the licensing of the NASDAQ(R), NASDAQ OMX(R), NASDAQ-100(R), NASDAQ-100 Index(R), NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Ex-Tech Sector Index(SM) and NASDAQ-100 Technology Sector Index(SM) trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Ex-Tech Sector Index(SM) and the NASDAQ-100 Technology Sector Index(SM) which are determined, composed and calculated by NASDAQ OMX without regard to First Trust or the Funds. NASDAQ OMX has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Ex-Tech Sector Index(SM) or the NASDAQ-100 Technology Sector Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund shares to be issued or in the determination or calculation of the equation by which Fund shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

The Fund is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), American Bankers Association ("ABA") or their affiliates (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ OMX(R) ABA Community Bank Index(SM) to track general stock market


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performance. The Corporations' only relationship to First Trust Advisors L.P.
("Licensee") is in the licensing of the NASDAQ(R), OMX(R), NASDAQ OMX(R), American Bankers Association, ABA, and NASDAQ OMX(R) ABA Community Bank Index(SM) trademarks, and certain trade names and service marks of the Corporations and the use of the NASDAQ OMX ABA Community Bank Index(SM) which is determined and composed by the Corporations without regard to Licensee or the Fund. The Corporations have no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ OMX(R) ABA Community Bank Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX ABA COMMUNITY BANK INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY FIRST TRUST OR THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX ABA COMMUNITY BANK INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX ABA COMMUNITY BANK INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

All price history data for the NASDAQ OMX(R) ABA Community Bank Index(SM) prior to its dissemination date, June 8, 2009 is indicative and NASDAQ OMX(R) makes no guarantee of the accuracy of back-tested data.

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

The Fund is not sponsored, endorsed, sold or promoted by NASDAQ(R), Clean Edge(R) or their affiliates (NASDAQ(R) and Clean Edge(R), collectively with their affiliates, are referred to herein as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) to track general stock market or sector performance. The Corporations' relationship to First Trust, with respect to the Fund, consists of: (i) the licensing of certain indexes, trade names, trademarks, and service marks and other proprietary data; (ii) the listing and trading of certain exchange-traded funds; and (iii) the calculating of intra-day portfolio values for the Fund's shares. The Corporations neither recommend nor endorse any investment in the Index or the Fund based thereon. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund. Neither the Index nor the Fund should be construed as investment advice by the Corporations.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NASDAQ(R) and Clean Edge(R) are not affiliates, but jointly own the Index and have cross-licensed to one another the rights in their respective marks in connection with the Index.

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Group, Inc. ("NYSE") or its affiliates and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by NYSE. NYSE makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE is not

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responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of shares of the Fund.

NYSE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NYSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NYSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FIRST TRUST S&P REIT INDEX FUND

The S&P United States REIT Index is a product of S&P Dow Jones Indices LLC ("SPDJI"). Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("SPFS"). The foregoing marks have been licensed for use by SPDJI and sublicensed by First Trust Advisors L.P. The First Trust S&P REIT Index Fund is not sponsored, endorsed, sold or promoted by SPDJI or its affiliates, and SPDJI and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY SPDJI, SPFS AND/OR ITS AFFILIATES (COLLECTIVELY, "SPDJI"). SPDJI DOES NOT MAKE ANY REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P UNITED STATES REIT INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. SPDJI'S ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P UNITED STATES REIT INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY SPDJI WITHOUT REGARD TO FTA OR THE FUND. SPDJI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P UNITED STATES REIT INDEX. SPDJI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND SHARES ARE TO BE CONVERTED INTO CASH. SPDJI HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUND. THERE IS NO ASSURANCE THAT INVESTMENT PRODUCTS BASED ON THE S&P UNITED STATES REIT INDEX WILL ACCURATELY TRACK INDEX PERFORMANCE OR PROVIDE POSITIVE INVESTMENT RETURNS. S&P DOW JONES INDICES LLC IS NOT AN INVESTMENT ADVISOR. INCLUSION OF A SECURITY WITHIN AN INDEX IS NOT A RECOMMENDATION BY SPDJI TO BUY, SELL, OR HOLD SUCH SECURITY, NOR IS IT CONSIDERED TO BE INVESTMENT ADVICE.

SPDJI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P UNITED STATES REIT INDEX OR ANY DATA INCLUDED THEREIN AND SPDJI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SPDJI MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FTA, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF S&P UNITED STATES REIT INDEX OR ANY DATA INCLUDED THEREIN. SPDJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P UNITED STATES REIT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SPDJI HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S&P UNITED STATES REIT INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN SPDJI AND FIRST TRUST, OTHER THAN THE LICENSORS OF SPDJI.

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF

First Trust does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. First Trust makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included

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therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

"AlphaDEX(R)" is a registered trademark of FTP. The Funds and First Trust on behalf of the Funds have been granted the right by FTP to use the name "AlphaDEX(R)" for certain purposes.

FTP has licensed to The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), free of charge, the right to use certain intellectual property owned by First Trust Portfolios, including the AlphaDEX(R) trademark and the AlphaDEX(R) stock selection method, in connection with NASDAQ OMX's calculation of the Index. A patent application with respect to the AlphaDEX(R) stock selection method is pending at the United States Patent and Trademark Office.

Notwithstanding such license, NASDAQ OMX is solely responsible for the calculating and maintaining of the Index and has the exclusive right to determine the stocks included in the Index and the Index's methodology.

The Fund is not sponsored, endorsed, sold or promoted by NASDAQ OMX or its affiliates (NASDAQ OMX with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ AlphaDEX(R) Total US Market Index to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Fund is in the licensing of the NASDAQ AlphaDEX(R) Total US Market Index, and certain trade names of the Corporations and the use of the NASDAQ AlphaDEX(R) Total US Market Index, which are determined, composed and calculated by NASDAQ OMX without regard to First Trust or the Fund. NASDAQ OMX has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ AlphaDEX(R) Total US Market Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund Shares to be issued or in the determination or calculation of the equation by which Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

NASDAQ(R) and the NASDAQ AlphaDEX(R) Total US Market Index are trademarks (the "Marks") of The Corporations. The Marks are licensed for use with the Fund by First Trust. The Fund has not been passed on by NASDAQ OMX as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by NASDAQ OMX. The Fund should not be construed in any way as investment advice by NASDAQ OMX. NASDAQ OMX makes no warranties and bears no liability with respect to the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ ALPHADEX(R) TOTAL US MARKET INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ ALPHADEX(R) TOTAL US MARKET INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ ALPHADEX(R) TOTAL US MARKET INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FIRST TRUST US IPO INDEX FUND

The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX(R)'s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX(R) and of the U.S. IPOX(R) 100 Index, which is determined, composed and calculated by IPOX(R) without regard to First Trust or the Fund.

IPOX(R) IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX(R) SCHUSTER LLC AND IPOX(R) SCHUSTER, IPOX(R)-100 AND IPOX(R)-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX(R) SCHUSTER LLC (WWW.IPOXSCHUSTER.COM) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX(R) SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT.

A patent with respect to the IPOX(R) index methodology has been issued (U.S. Pat. No. 7,698,197). IPOX(R) is a registered international trademark of IPOX(R) Schuster LLC (www.ipoxschuster.com).

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FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

VALUE LINE PUBLISHING LLC'S ("VLP") ONLY RELATIONSHIP TO FIRST TRUST IS VLP'S LICENSING TO FIRST TRUST OF CERTAIN VLP TRADEMARKS AND TRADE NAMES AND THE VALUE LINE(R) 100 INDEX AND THE VALUE LINE(R) DIVIDEND INDEX (THE "INDEXES"), WHICH ARE COMPOSED BY VLP WITHOUT REGARD TO FIRST TRUST, THE FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND AND THE FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (THE "PRODUCTS") OR ANY INVESTOR. VLP HAS NO OBLIGATION TO TAKE THE NEEDS OF FIRST TRUST OR ANY INVESTOR IN THE PRODUCTS INTO CONSIDERATION IN COMPOSING THE INDEXES. THE PRODUCTS' RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEXES. VLP IS NOT RESPONSIBLE FOR HOW FIRST TRUST MAKES USE OF INFORMATION SUPPLIED BY VLP. VLP IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCTS OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCTS OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCTS ARE TO BE CONVERTED INTO CASH. VLP MAKES NO WARRANTY CONCERNING THE INDEXES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLP MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEXES OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLP DOES NOT WARRANT THAT THE INDEXES WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE. VLP ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE INDEXES OR PRODUCTS. VLP HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCTS; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THESE PRODUCTS, AND IN NO EVENT SHALL VLP BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEXES OR THE PRODUCTS.

"VALUE LINE," THE VALUE LINE INVESTMENT SURVEY, TIMELINESS AND SAFETY ARE REGISTERED TRADEMARKS OF VALUE LINE, INC. THAT ARE LICENSED TO FIRST TRUST. THE PRODUCTS ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING LLC, VALUE LINE, INC. OR ANY OF THEIR AFFILIATES. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

VALUE LINE HAS NOT PASSED ON THE LEGALITY OR SUITABILITY OF, OR THE ACCURACY OR ADEQUACY OF DESCRIPTIONS AND DISCLOSURES RELATING TO THE PRODUCTS.


                               INDEX INFORMATION

FIRST TRUST CAPITAL STRENGTH ETF

Stocks are selected for inclusion in the Index in the following manner:

The Index Provider begins with the largest 500 U.S. companies included the NASDAQ US Benchmark Index and excludes the following: companies with less than $1 billion in cash and short term investments; companies with long-term debt divided by market capitalization greater than 30%; and companies with return on equity less than 15%. The Index Provider then ranks all remaining stocks in the universe by one-year and three-month daily volatility (one-year and three-month daily volatility factors are equally weighted), and selects the top 50 companies, subject to a maximum weight of 30% from any one of the ten Industry Classification Benchmark industries. The stocks in the Index are equally weighted initially and on each reconstituting and rebalancing effective date. The Index is reconstituted and rebalanced on a quarterly basis.

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND

The Index is designed to track the performance of an S&P 500 stock portfolio (with dividends reinvested), and out-of-the-money call options on the VIX Index. The amount of the Index allocated to call options on the VIX Index is reevaluated and rebalanced each month, depending on the level of forward expected volatility in the S&P 500, as measured by the closest to maturity VIX Index futures. The Index is calculated as described below.

The VIX Index estimates the market's 30-day expected volatility on the S&P 500 by averaging the weighted prices of S&P 500 put and call options over a wide range of strike prices. The VIX Index is comprised of options rather than stocks, with the price of each option reflecting the market's expectation of future volatility. Like conventional stock indexes, the VIX Index employs rules for selecting component options and a formula to calculate index values.

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INDEX CALCULATION

The Index consists of:

      o each of the equity securities in the S&P 500 (with dividends reinvested); and

      o an amount (0-1% of the Index portfolio) of one-month call options on the VIX Index, as determined below:

         o Each month, on the day of the expiration of the options currently included in the Index, previously purchased options that are part of the Index are cash-settled and new options are purchased by the Index at the 10:00 am Central Time asking price. The percent of the Index allocated to call options on the VIX Index depends on the level of forward volatility of the S&P 500 at the next call expiration as measured by the opening price of VIX Index futures with the same expiration as the call options as follows:

            o VIX Index futures less than or equal to 15, no call options on the VIX Index are purchased;

            o VIX Index futures greater than 15 and less than or equal to 30, 1% of the portfolio is allocated to call options on the VIX Index;

            o VIX Index futures greater than 30 and less than or equal to 50, 0.5% of portfolio is allocated to call options on the VIX Index; and

            o VIX Index futures greater than 50, no call options on the VIX Index are purchased.

Historically, VIX Index futures have ranged in value from 0 to 100. As of the date of this prospectus, they have never exceeded a value of 100; however, during periods of sustained extreme volatility, values could exceed 100. Higher values of VIX Index futures indicate greater expected volatility in the S&P 500. Historically, deep market declines or "tail" occurrences have occurred more frequently during intermediate levels of expected volatility (around 30) on the VIX Index. These declines have rarely occurred at very low or very high levels of expected volatility; therefore, the Index will not purchase call options on the VIX Index when VIX Index futures are equal to or less than 15 and greater than 50.

Based on this methodology, between 99% and 100% of the Index will be comprised of each equity security in the S&P 500, and between 0% and 1% will be comprised of call options on the VIX Index.

FIRST TRUST DOW JONES INTERNET INDEX FUND

The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet. To be eligible for inclusion, a stock issued through an initial public offering must have a minimum of three months' trading history. Spinoffs require this history only if the parent stock has been trading for less than three months.

An Index-eligible stock must also have:

      o  Three-month average market capitalization of at least $100 million; and

      o  Sufficient trading activity to pass liquidity tests.

Index components are selected using an equally-weighted combination of market capitalization and trading volume (three-month averages for both factors). All stocks are ranked by float-adjusted market capitalization and then by share volume. The ranks are then summed in order to determine a company's score. Companies are then sorted in descending order of score and possible additions or deletions are determined by a company's position within either the Internet services sector or the Internet commerce sector.

The Index is weighted by market capitalization, subject to certain limitations. A stock's market value is limited to no more than 10% of the Index. Additionally, the aggregate weight of individual securities within the Dow Jones Internet Composite Index with weights of 4.5% or more is limited to 45% of the Index. A stock's market value is also limited to 10% of each of the sub-indexes, the Dow Jones Internet Commerce Index(SM) or the Dow Jones Internet Services Index(SM). These limitations are reviewed using pricing as of the Thursday prior to the second Friday of each March, June, September and December, with any changes taking effect at the close of trading on the third Friday, which means that it is possible for a stock to exceed a limitation between quarterly review cycles.

The Index was released by Dow Jones for circulation in February 1999. The composition of the Index is reviewed by Dow Jones quarterly and additions to or subtractions from the Index occur on the 3rd Friday of March, June, September and December, which may impact the relative weightings of the securities in the Index. Daily historical hypothetical Index values are calculated by Dow Jones and are available dating back to June 30, 1997. The base value, or initial value, of the Index was set at 100.00 as of the close of trading on June 30, 1998. The Index is modified capitalization weighted, adjusting for free float and to meet the following criteria:

      o The weight of any individual security is restricted to 10% of the Dow Jones Internet Composite Index.

      o The aggregate weight of individual securities with weights of 4.5% or more is restricted to 45%.

As of March 31, 2015, the Index consists of 41 common stocks. New components are not eligible to be displaced from the Index for a period of six months following their addition, except in cases of the companies being acquired. A non-component's score must rank 15th or higher in the Internet services sector and 10th or higher in the Internet commerce sector to be added. In such case, the lowest-ranking component will be deleted. A component ranking 45th or lower in the Internet services sector, or 25th or lower in the Internet commerce sector, will be deleted and replaced with the highest-ranking non-component. Dow Jones publishes the changes to the Index prior to the effective date of the change and on such effective date posts the changes on its website at www.djindexes.com. All replacement companies are selected based on the selection criteria set forth herein.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that Dow Jones no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND

All stocks traded on the NYSE are ranked by full market capitalization, and then are divided into deciles containing equal numbers of securities. Deciles nine and ten are defined as microcaps. All stocks traded on the NYSE, the NYSE MKT and NASDAQ(R) whose market capitalizations are within or below the microcap range defined by the NYSE stocks are included in the selection universe.

Currently, the Index composition is determined by selecting stocks from the universe based on size, trading volume and financial indicators in the following manner:

      1. Eliminate from the selection universe any securities that do not meet all three of the following criteria:

         o  Within the top 1,000 stocks by full market capitalization

         o  Within the top 1,000 stocks by three-month dollar volume

         o  Within the top 1,500 stocks by one-month dollar volume

      2. Exclude stocks that rank within the bottom 20% of the filtered selection universe based on any one of the following factors:

         o  Trailing P/E ratio (highest are excluded)

         o  Trailing price/sales ratio (highest are excluded)

         o Per-share profit change for the previous quarter (lowest are excluded)

         o  Operating profit margin (lowest are excluded)

         o  Six-month total return (lowest are excluded)

Individual securities for which financial ratios or return data are not available are not subjected to the applicable screens. Accordingly, such securities will not be excluded from the Index merely because such data is not available.

The Index was released by Dow Jones for circulation in June 2005. The composition of the Index is reviewed by Dow Jones annually in August and additions to or subtractions from the Index occurs following this annual review. The shares outstanding and float factors are reconsidered by Dow Jones quarterly in March, June, September and December which may impact the relative weightings of the securities in the Index. Daily historical hypothetical Index values are calculated by Dow Jones and are available dating back to August 31, 1992. The base value, or initial value, of the Index was set at 100.00 as of that date. The Index is weighted based on float-adjusted market capitalization dating back to May 3, 2004. Prior to that date, the Index is weighted based on full market capitalization. Float-adjusted capitalization reflects what Dow Jones believes to be the outstanding shares minus non-publicly held shares multiplied by the market price. Full market capitalization represents the outstanding shares multiplied by the market price. Dow Jones believes that the change to the use of a float-adjusted capitalization, rather than full market capitalization, provides a better way to measure a company's impact on the markets. So as a result, companies with fewer publicly offered shares will have a smaller weighting in the Index.

Currently, the Index will consist of a maximum of 1,000 common stocks, less the stocks within the bottom 20% of the filtered selection universe based on any one of the five factors listed above.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that Dow Jones no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST ISE CHINDIA INDEX FUND

This Index is constructed in the following manner:

      1. Establish the universe of companies that are domiciled in either India or China and whose ADRs, ADSs and/or stocks are listed on a U.S. securities exchange.

      2. Remove companies that do not meet the Component Eligibility Requirements (as defined below).

      3. If a company has multiple share classes, include the most liquid issue for that company and remove the remaining classes.

      4. Rank the stocks in descending order by unadjusted market capitalization. Assign a numerical score to each stock based on its rank (e.g., first stock gets a "1").

      5. Rank the stocks in descending order by the average daily value of shares traded for the past three months. Assign a numerical score to each stock based on its rank.

      6. Determine the "combined liquidity score" of each stock by adding the scores assigned during each ranking process above.

      7. Within each country, rank the stocks by its "combined liquidity score."

      8. Select the top 25 stocks within each country by liquidity score. If less than 25 stocks are available for a country, then continue selecting stocks from the other country until a maximum of 50 stocks are selected.

      9. Weight the stocks according to the following methodology:

         a. Top three rank stocks in each country are weighted at 7% each;

         b. The next three stocks in each country are weighted at 4% each;

         c. The next three stocks in each country are weighted at 2% each; and

         d. The remaining stocks are then equally weighted.

The Component Eligibility Requirements for the Index are as follows:

      1. A candidate must qualify as a "reported security" as defined in Rule 11Aa3-1 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and its common stock must be listed on the NYSE, the NYSE MKT or NASDAQ(R).

      2. The company must be domiciled in either India or China (excluding Taiwan).

      3. The company must be an operating company. Closed-end funds or exchange-traded funds are excluded.

      4. Each component security has a three-month average daily trading value of at least $1 million.

      5. Each component security has been listed for the last 60 consecutive days.

      6. Each component security has an unadjusted market capitalization of at least $250 million.

After the initial selection of securities, the Index is rebalanced on the application of the above model on a semi-annual basis.

The Index is calculated and maintained by S&P Dow Jones Indices LLC ("S&P") based on a methodology developed by the Index Provider. Companies are added or removed by the Index Provider based on the methodology determined by the Index Provider.

The Index is calculated on a price and total return basis. The price component of the Index is calculated in real-time and disseminated in the Options Price Reporting Authority and market data window every day the U.S. equity markets are open. The total return component of the Index is calculated on an end-of-day basis. Both sets of values are available on ISE's website at www.ise.com.

The Index has been created to provide investors with a performance benchmark of Chinese or Indian companies whose shares are available to investors in the United States. It is the intention that products based on the Index will help investors to quickly gain exposure to those emerging markets in a quick, affordable and convenient manner.

The Index uses a modified market capitalization-weighted methodology to create a more uniform weight distribution. This prevents a few large component stocks from dominating the Index but still promotes portfolio diversification by retaining the economic attributes of capitalization ranking. Semi-annual reviews and rebalancing events are used to reset the weighting of each component such that each component has a proportionate influence on the Index performance.

The Index contains 50 different component stocks. Companies may not apply, and may not be nominated, for inclusion in the Index. Companies are added or removed by the Index Provider based on the methodology described herein. Whenever possible, the Index Provider will publicly announce changes to the Index on its website at least five trading days in advance of the actual change.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that the Index Provider no longer produces and disseminates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

The Index begins by establishing the universe of stocks listed in the United States of companies involved in the natural gas exploration and production industries and then eliminates stocks whose natural gas proved reserves are less than 50% of the candidate stock's total proved reserves using Barrels of Oil Equivalent (BOE), an industry standard calculation, where 1 BOE = 6,000 cubic feet of gas. From this universe, the Index ranks all the candidate stocks using four different methods including price/earnings ratio, price/book ratio, return on equity and the correlation to the closing price of the spot-month Henry Hub natural gas futures contract traded on the New York Mercantile Exchange. The Index Provider then averages the rankings and selects the top 30 stocks based on the final rank. After the initial selection of securities, the Index is rebalanced on the application of the above model on a quarterly basis.

The Index is calculated and maintained by S&P based on a methodology developed by the Index Provider. Companies are added or removed by the Index Provider based on the methodology determined by the Index Provider.


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The Index is calculated on a price and total return basis. The price component of the Index is calculated in real-time and disseminated in the Options Price Reporting Authority and market data window every day the U.S. equity markets are open. The total return component of the Index is calculated on an end-of-day basis. Both sets of values are available on the Index Provider's website at www.ise.com.

The Index is comprised of companies that derive a substantial portion of their revenues from the exploration and production of natural gas. To be part of the Index, a company must meet component eligibility requirements. These requirements include the company being a "reported security" as defined in Rule 11Aa3-1 under the 1934 Act and have its common stock listed on the NYSE, NYSE Arca, the NYSE MKT or NASDAQ(R). Additionally the company must have a public float of at least 25% of the stock and must be an operating company.

To meet Index eligibility, the security must also satisfy market capitalization, liquidity and weighting concentration requirements. Each component security must have a market capitalization of at least $150 million, with trading volume of at least one million shares for each of the last six months, except that for each of the lowest weighted component securities in the Index that in aggregate account for no more than 10% of the weight of the Index, trading volume must have been at least 500,000 shares for each of the last six months. Average daily trading value over the past six months must also have been more than $1 million, and no single component security can represent more than 24% of the weight of the Index. The five highest weighted component securities may not in the aggregate account for more than 50% of the weight of the Index.

Components of the Index are float-adjusted to reflect the number of shares available to investors according to S&P's proprietary methodology. The float-adjusted number of shares is used during the component eligibility process, as described above, at initial component selection and at scheduled reviews.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that the Index Provider no longer produces and disseminates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST ISE WATER INDEX FUND

The Index begins by ranking all the publicly traded companies in the potable and wastewater industries by their unadjusted market capitalization. From this universe, the Index removes the candidate stocks that do not meet the component eligibility requirements. If a company has multiple share classes, the Index considers the most liquid issue for inclusion in the Index and removes the remaining classes. The Index selects the top 36 stocks remaining by market capitalization. When the Index is initially configured or reconfigured (as noted below), the Index adjusts the assigned shares of the component stocks such that the weights conform to the following schedule:

      1. Assign a weight of 4.00% to stocks 1-10.

      2. Assign a weight of 3.50% to stocks 11-15.

      3. Assign a weight of 3.00% to stocks 16-20.

      4. Assign a weight of 2.00% to stocks 21-30.

      5. Equally distribute weights among remaining stocks.

After the initial selection of securities, the Index is rebalanced on the application of the above model on a semi-annual basis. The holdings of the Fund and the composition and compilation methodology of the Index will be available on the Fund's website at www.ftportfolios.com.

The Index is calculated and maintained by S&P based on a methodology developed by the Index Provider. Companies are added or removed by the Index Provider based on the methodology determined by the Index Provider.

The Index is calculated on a price and total return basis. The price component of the Index is calculated in real-time and disseminated in the Options Price Reporting Authority and market data window every day the U.S. equity markets are open. The total return component of the Index is calculated on an end-of-day basis. Both sets of values are available on the Index Provider's website at www.ise.com.


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The Index is comprised of companies that derive a substantial portion of their revenues from the potable and wastewater industries. To be part of the Index, a company must meet component eligibility requirements. These requirements include the company being a "reported security" as defined in Rule 11Aa3-1 under the 1934 Act and have its common stock listed on the NYSE, NYSE Arca, the NYSE MKT or NASDAQ(R). Additionally the company must have a public float of at least 25% of the stock and must be an operating company.

To meet Index eligibility, the security must also satisfy market capitalization, liquidity and weighting concentration requirements. Each component security must have a market capitalization of at least $100 million, with trading volume of at least one million shares for each of the last six months, except that for each of the lowest weighted component securities in the Index that in aggregate account for no more than 10% of the weight of the Index, trading volume has been at least 500,000 shares for each of the last six months. The lesser of the five highest weighted component securities in the index or the highest weighted component securities in the Index that in aggregate represent at least 30% of the total number of component securities in the Index each must have had an average monthly trading volume of at least 2,000,000 shares over the past six months and no single component security can represent more than 24% of the weight of the Index. The five highest weighted component securities may not in the aggregate account for more than 50% of the weight of the Index.

Components of the Index are float-adjusted to reflect the number of shares available to investors according to S&P's proprietary methodology. The float-adjusted number of shares is used during the component eligibility process, as described above, at initial component selection and at scheduled reviews.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that the Index Provider no longer produces and disseminates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND

The securities selected for the Index are determined by a proprietary screening model developed by Morningstar. Morningstar has established the investable universe of the securities that may be included in the Index and Index eligibility. The investable universe and Index eligibility criteria are applied in the sequence in which they appear below. Each criterion is applied only to the "survivors" of the criteria applied previously.

INVESTABLE UNIVERSE

To qualify for inclusion in the investable universe, a security must meet the following criteria:

      1. It must trade on one of the three major exchanges--the NYSE, the NYSE MKT or NASDAQ(R);

      2. The issuing company's country of domicile should be the United States or the issuing company's primary stock market activities are carried out in the United States;

      3. Securities that have more than 10 non-trading days in the prior quarter are excluded;

      4. The following security types do not qualify:

         o  ADRs and ADSs

         o  Fixed-dividend shares

         o  Convertible notes, warrants and rights

         o  Tracking stocks

         o  Limited partnerships and holding companies.


INDEX ELIGIBILITY

To qualify for inclusion in the Index, a security's liquidity score must be among the top 75% of the companies in the investable universe. A security's liquidity score is the average of its ranks on each of the following measures:


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      1. The average monthly trading volume in U.S. dollars during the six calendar months immediately prior to reconstitution or, in the case of corporate entities younger than six months, since the security was first issued (partial month periods are prorated by number of trading days in the month); and

      2. The lowest two months' total trading volume during the six calendar months immediately prior to reconstitution (the months need not be sequential).

Additionally, all eligible securities must meet all of the following criteria:

      1. Company dividends are "qualified income;"

      2. Company should have a 5-year dividend growth greater than or equal to 0; and

      3. Company should have a coverage ratio greater than 1.0. Coverage ratio equals the one year forecast of earnings per share for a security divided by the indicated dividend per share.

After the above criteria are applied, the top 100 stocks by indicated dividend yield are selected for inclusion in the Index. The higher coverage ratio breaks all ties. The Index is weighted according to the dividends paid to investors by each company. Therefore, the available dividend dollar value is the product of the security's shares outstanding, indicated dividend per share, and free float factor. Free float factor is the percentage of shares that are readily available for trading in the market after block ownership and restricted shares are subtracted from the total number of shares outstanding. Morningstar makes adjustments to the Index weighting when a single constituent's weighting exceeds the maximum weight allowed (as established by regulatory or tax limits). In such instances, the excess weight is distributed among the remaining constituents.

The Index's base market value at inception (June 30, 1997) was 1,000. The Index values are calculated once a day at the close of business; however, Index values are not calculated when U.S. exchanges are closed. The Index is reconstituted--i.e., the Index membership is reset--once annually, on the Monday following the third Friday of June. If the Monday is a holiday, reconstitution occurs on the Tuesday immediately following. Reconstitution is carried out after the day's closing when the Index values have been determined. The Index is rebalanced--i.e., the number of free float shares and the indicated dividend per share of each constituent are adjusted--four times annually. Adjustments are made on the Monday following the third Friday of March, June, September and December. If the Monday is a holiday, rebalancing occurs on the Tuesday immediately following. Rebalancing is carried out after the day's closing index values have been determined. Market data used for rebalancing is from the last trading day of the first month of each quarter. The Index constituent float factors and shares outstanding updates are announced at rebalancing. Information regarding the methodology for calculating the Index is also found on the Morningstar website (www.morningstar.com).

Companies are removed from the Index primarily due to mergers/acquisitions and bankruptcies. A component security may also be removed from the Index if it is no longer trading on the respective stock exchange.

The updated values of the Index are distributed by Dow Jones during trading hours (8:30 a.m. to 3:15 p.m.) every 15 seconds through its quotation network to a variety of data vendors. In addition, delayed quotations of the Index are available on Bloomberg every 15 minutes during regular trading hours.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that Morningstar no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND

The Index is the equal-weighted version of the NASDAQ-100 Index(R) and represents the largest non-financial domestic and international securities listed on NASDAQ(R). The NASDAQ-100 Index(R) is calculated under a modified capitalization-weighted methodology.

INITIAL ELIGIBILITY CRITERIA

(For the purposes of Index eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.)


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To be eligible for initial inclusion in the Index, a security must be listed on
NASDAQ(R) and meet the following criteria:

      o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

      o  the security must be of a non-financial company;

      o the security may not be issued by an issuer currently in bankruptcy proceedings;

      o the security must have average daily trading volume of at least 200,000 shares;

      o if the issuer of the security is organized under the laws of a jurisdiction outside the United States, then such security must have listed options on a recognized options market in the United States or be eligible for listed-options trading on a recognized options market in the United States;

      o  only one class of security per issuer is allowed;

      o the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;

      o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn;

      o the issuer of the security must have "seasoned" on NASDAQ(R) or another recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be considered); and

      o if the security would otherwise qualify to be in the top 25% of the securities included in the Index by market capitalization for the six prior consecutive month-ends, then a one-year "seasoning" criterion would apply.


CONTINUED ELIGIBILITY CRITERIA

(For the purposes of Index eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.)

To be eligible for continued inclusion in the Index, the following criteria apply:

      o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

      o  the security must be of a non-financial company;

      o the security may not be issued by an issuer currently in bankruptcy proceedings;

      o the security must have average daily trading volume of at least 200,000 shares (measured annually during the ranking review process);

      o if the issuer of the security is organized under the laws of a jurisdiction outside the United States, then such security must have listed options on a recognized options market in the United States or be eligible for listed-options trading on a recognized options market in the United States (measured annually during the ranking review process);

      o the security must have an adjusted market capitalization equal to or exceeding 0.10% of the aggregate adjusted market capitalization of the Index at each month-end. In the event a company does not meet this criterion for two consecutive month-ends, it will be removed from the Index effective after the close of trading on the third Friday of the following month; and

      o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

In administering the Index, NASDAQ(R) will exercise reasonable discretion as it deems appropriate.

NASDAQ-100 INDEX(R) RANKING REVIEW

Except under extraordinary circumstances that may result in an interim evaluation, NASDAQ-100 Index(R) composition is reviewed on an annual basis as follows (such evaluation is referred to herein as the "Ranking Review").


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Securities listed on NASDAQ(R) which meet the applicable eligibility criteria
(above) are ranked by market value. NASDAQ-100 Index(R)-eligible securities which are already in the NASDAQ-100 Index(R) and which are ranked in the top 100 eligible securities (based on market value) are retained in the NASDAQ-100 Index(R). A security that is ranked 101 to 125 is also retained, provided that such security was ranked in the top 100 eligible securities as of the previous Ranking Review. Securities not meeting such criteria are replaced. The replacement securities chosen are those NASDAQ-100 Index(R)-eligible securities not currently in the NASDAQ-100 Index(R) that have the largest market capitalization. The data used in the ranking includes end of October NASDAQ(R) market data and is updated for total shares outstanding submitted in a publicly filed Securities and Exchange Commission document via EDGAR through the end of November.

Generally, the list of annual additions and deletions is publicly announced via a press release in the early part of December. Replacements are made effective after the close of trading on the third Friday in December. Moreover, if at any time during the year a NASDAQ-100 Index(R) security is determined by NASDAQ(R) to become ineligible for continued inclusion in the NASDAQ-100 Index(R) based on the Continued Eligibility Criteria (above), the security will be replaced with the largest market capitalization security not currently in the NASDAQ-100 Index(R) and meeting the Initial NASDAQ-100 Index(R) eligibility criteria listed above.

In addition to the Ranking Review, the securities in the NASDAQ-100 Index(R) are monitored every day by NASDAQ(R) with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions, or other corporate actions. NASDAQ(R) has adopted the following weight adjustment procedures with respect to such changes. Changes in total shares outstanding arising from stock splits, stock dividends, or spin-offs are generally made to the NASDAQ-100 Index(R) on the evening prior to the effective date of such corporate action. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 5.0%, the change will be made as soon as practicable, normally within ten (10) days of such action. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September, and December.

INDEX CALCULATION

The Index is an equal-weighted index. The value of the Index equals the aggregate value of the Index share weights, also known as the Index shares, of each of the Index securities multiplied by each such security's NASDAQ(R) Official Closing Price ("NOCP"), divided by the divisor. The divisor serves the purpose of scaling such aggregate index value to a lower order of magnitude which is more desirable for Index reporting purposes. If trading in an Index security is halted while the market is open, the last NASDAQ(R) traded price for that security is used for all index computations until trading resumes. If trading is halted before the market is open, the previous day's NOCP is used. The Index began on June 20, 2005 at a base value, or initial value, of 1000.00.

The formula for Index value is as follows:
     Aggregate Adjusted Market Value/Divisor

The formula for the Divisor is as follows:
    (Market Value after Adjustments/Market Value before Adjustments) x Divisor before Adjustments

The Index is generally calculated without regard to cash dividends on component securities.

The Index is calculated using NASDAQ(R) prices (not consolidated) during the day (from 09:30:15 to 16:01:30) and the NOCP for the close. The Index is disseminated every 15 seconds from 09:30:15 to 17:16:00 Eastern time through the NASDAQ Index Dissemination Services(SM). The closing value of the Index may change up until 17:15:00 Eastern time due to corrections to the NOCP of the component securities.

INDEX MAINTENANCE

The Index is rebalanced quarterly such that each security is set at a weight of 1.00% of the Index. Index share changes are not made during the quarter however changes arising from stock splits and stock dividends are made to the Index on the evening prior to the effective date of such corporate action. In the case of spin-offs of component securities, the price of the security will be adjusted and a corresponding adjustment will be made to the Index shares of the security such that the weight of the security in the Index will not change. In the case of a special cash dividend or rights issuance, NASDAQ(R) will determine on an individual basis whether to make a change to the price of an Index security. If it is determined that a change will be made, it will become effective on the ex-date and a corresponding adjustment will be made to the Index shares of the security such that the weight of the security in the Index will not change. If a component of the NASDAQ-100 Index(R) changes, the new security will assume the weight of the removed security on the effective date.


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INDEX REBALANCING

The Index is rebalanced quarterly such that each security is initially set at a weight of 1.00% of the Index at the time of calculation. The quarterly Index shares are based upon the aggregate capitalization of the Index at the close of trading on the Tuesday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to the Index shares will be made effective after the close of trading on the third Friday in March, June, September and December and an adjustment to the divisor will be made to ensure continuity of the Index.

In administering the Index, NASDAQ(R) will exercise reasonable discretion as it deems appropriate. Information regarding the methodology for calculating the Index is found on the NASDAQ(R) website (https://indexes.nasdaqomx.com/).

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NASDAQ(R) no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND

The Index contains the securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the ICB classification system. Please note that whether a company is considered to be "non-technology" for purposes of being included in the Index will be exclusively determined by NASDAQ(R) without regard to the Fund. In addition, such classifications may not necessarily be applicable for the financial statements prepared by the Fund or certain other purposes. The Index is generally calculated without regard to cash dividends on component securities. The Index began on February 22, 2006 with a base value, or initial value, of 1000.00.

NASDAQ-100 INDEX(R) INITIAL ELIGIBILITY CRITERIA

(For the purposes of NASDAQ-100 Index(R) eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.)

To be eligible for initial inclusion in the NASDAQ-100 Index(R), a security must be listed on NASDAQ(R) and meet the following criteria:

      o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

      o  the security must be of a non-financial company;

      o the security may not be issued by an issuer currently in bankruptcy proceedings;

      o the security must have average daily trading volume of at least 200,000 shares;

      o if the issuer of the security is organized under the laws of a jurisdiction outside the United States, then such security must have listed options on a recognized options market in the United States or be eligible for listed-options trading on a recognized options market in the United States;

      o  only one class of security per issuer is allowed;

      o the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;

      o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn;

      o the issuer of the security must have "seasoned" on NASDAQ(R) or another recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be considered); and

      o if the security would otherwise qualify to be in the top 25% of the securities included in the NASDAQ-100 Index(R) by market capitalization for the six prior consecutive month-ends, then a one-year "seasoning" criterion would apply.


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NASDAQ-100 INDEX(R) CONTINUED ELIGIBILITY CRITERIA

(For the purposes of NASDAQ-100 Index(R) eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.)

To be eligible for continued inclusion in the NASDAQ-100 Index(R), the following criteria apply:

      o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

      o  the security must be of a non-financial company;

      o the security may not be issued by an issuer currently in bankruptcy proceedings;

      o the security must have average daily trading volume of at least 200,000 shares (measured annually during the ranking review process);

      o if the issuer of the security is organized under the laws of a jurisdiction outside the United States, then such security must have listed options on a recognized options market in the United States or be eligible for listed-options trading on a recognized options market in the United States (measured annually during the ranking review process);

      o the security must have an adjusted market capitalization equal to or exceeding 0.10% of the aggregate adjusted market capitalization of the NASDAQ-100 Index(R) at each month-end. In the event a company does not meet this criterion for two consecutive month-ends, it will be removed from the NASDAQ-100 Index(R) effective after the close of trading on the third Friday of the following month; and

      o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

In administering the NASDAQ-100 Index(R), NASDAQ(R) will exercise reasonable discretion as it deems appropriate.

NASDAQ-100 EX-TECH SECTOR INDEX(SM) ELIGIBILITY

The Index contains securities of the NASDAQ-100 Index(R) not classified as "technology" according to ICB. The eligibility for the Index is determined in a two-step process and the security has to meet both criteria in order to become eligible for the Index.

      1. The security must be part of the NASDAQ-100 Index(R), which includes 100 of the largest domestic and international non-financial securities listed on NASDAQ(R) and is re-ranked annually.

      2. The security must not be classified as "technology" according to ICB.

NASDAQ-100 EX-TECH SECTOR INDEX(SM) MAINTENANCE

The Index is rebalanced quarterly such that each security is set at an equal weight of the Index. Index share changes are not made during the period. However changes arising from stock splits, stock dividends are made to the Index on the evening prior to the effective date of such corporate action. In the case of spin-offs of component securities, the price of the security will be adjusted and a corresponding adjustment will be made to the Index shares of the security such that the weight of the security in the Index will not change.

In the case of a special cash dividend or rights issuance, NASDAQ(R) will determine on a case-by-case basis whether to make a change to the price and/or Index components in accordance with its Index dividend policy. If it is determined that a change will be made, it will become effective on the ex-dividend date and a corresponding adjustment will be made to the Index shares of the security such that the weight of the security in the Index will not change. Component changes to the Index will be handled in the following manner:

      1. If a component of the NASDAQ-100 Index(R) that is not classified as "technology" according to ICB is removed from the NASDAQ-100 Index(R), it will also be removed from the Index and as such if the replacement security being added to the NASDAQ-100 Index(R) is not classified as "technology" according to ICB, it will be added to the Index and will assume the weight of the removed security on the effective date;

      2. If a component of the NASDAQ-100 Index(R) that is classified as "technology" according to ICB is removed and the replacement security being added to the NASDAQ-100 Index(R) is not classified as "technology" according to ICB, the replacement security will be added to the Index at the next quarterly rebalancing; however, if the


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         security change is not announced prior to the close of business of the
         Tuesday in the week immediately preceding the third Friday, the security's addition to the Index will be made in the following quarterly rebalance; and

      3. If a component of the NASDAQ-100 Index(R) that is not classified as "technology" according to ICB is removed from the NASDAQ-100 Index(R) and the replacement security being added to the NASDAQ-100 Index(R) is classified as "technology" according to ICB, the security will be removed from the Index and the divisor of the Index will be adjusted to ensure Index continuity.

NASDAQ-100 EX-TECH SECTOR INDEX(SM) REBALANCING

The Index is rebalanced quarterly such that each security is initially set at an equal weight of the Index at the time of calculation. Equal weights are based upon the aggregate capitalization of the Index, incorporating quarterly changes for the NASDAQ-100 Index(R), and the corresponding last sale price of the security at the close of trading on the Tuesday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to the Index shares will be made effective after the close of trading on the third Friday in March, June, September and December.

In administering the Index, NASDAQ(R) will exercise reasonable discretion as it deems appropriate.

Information regarding the methodology for calculating the Index is also found on the NASDAQ(R) website (https://indexes.nasdaqomx.com/). The Fund expects to make changes to its portfolio shortly after changes to the Index are released to the public via the NASDAQ(R) website. Investors will be able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NASDAQ(R) no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's shares are delisted.

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND

The Index contains the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the ICB classification system.

NASDAQ-100 INDEX(R) INITIAL ELIGIBILITY CRITERIA

(For the purposes of NASDAQ-100 Index(R) eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.)

To be eligible for initial inclusion in the NASDAQ-100 Index(R), a security must be listed on NASDAQ(R) and meet the following criteria:

      o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

      o  the security must be of a non-financial company;

      o the security may not be issued by an issuer currently in bankruptcy proceedings;

      o the security must have average daily trading volume of at least 200,000 shares;

      o if the issuer of the security is organized under the laws of a jurisdiction outside the United States, then such security must have listed options on a recognized options market in the United States or be eligible for listed-options trading on a recognized options market in the United States;

      o  only one class of security per issuer is allowed;

      o the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;

      o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn;


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      o  the issuer of the security must have "seasoned" on NASDAQ(R) or another recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be considered); and

      o if the security would otherwise qualify to be in the top 25% of the securities included in the NASDAQ-100 Index(R) by market capitalization for the six prior consecutive month-ends, then a one-year "seasoning" criterion would apply.

NASDAQ-100 INDEX(R) CONTINUED ELIGIBILITY CRITERIA

(For the purposes of NASDAQ-100 Index(R) eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.)

To be eligible for continued inclusion in the NASDAQ-100 Index(R), the following criteria apply:

      o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

      o  the security must be of a non-financial company;

      o the security may not be issued by an issuer currently in bankruptcy proceedings;

      o the security must have average daily trading volume of at least 200,000 shares (measured annually during the ranking review process);

      o if the issuer of the security is organized under the laws of a jurisdiction outside the United States, then such security must have listed options on a recognized options market in the United States or be eligible for listed-options trading on a recognized options market in the United States (measured annually during the ranking review process);

      o the security must have an adjusted market capitalization equal to or exceeding 0.10% of the aggregate adjusted market capitalization of the NASDAQ-100 Index(R) at each month-end. In the event a company does not meet this criterion for two consecutive month-ends, it will be removed from the NASDAQ-100 Index(R) effective after the close of trading on the third Friday of the following month; and

      o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.


INDEX CALCULATION

The Index is an equal-weighted index. The value of the Index equals the aggregate value of the Index share weights, also known as the Index shares, of each of the Index securities multiplied by each such security's last sale price, if during the trading day, or the NOCP, if at the end of the trading day, divided by the divisor. The divisor serves the purpose of scaling such aggregate index value to a lower order of magnitude which is more desirable for Index reporting purposes. If trading in an Index security is halted while the market is open, the last NASDAQ(R) traded price for that security is used for all Index computations until trading resumes. If trading is halted before the market is open, the previous day's NOCP is used. The Index began on February 22, 2006 at a base value, or initial value, of 1000.00.

The formula for Index value is as follows:
    Aggregate Adjusted Market Value/Divisor

The formula for the Divisor is as follows:
    (Market Value after Adjustments/Market Value before Adjustments) x
          Divisor before Adjustments

The Index is generally calculated without regard to cash dividends on component securities.

The Index is calculated using NASDAQ(R) prices (not consolidated) during the day (from 09:30:15 to 16:01:30) and the NOCP for the close. The Index is disseminated every 15 seconds from 09:30:15 to 17:16:00 ET through the NASDAQ Index Dissemination Services(SM) (NIDSSM). The closing value of the Index may change up until 17:15:00 ET due to corrections to the NOCP of the component securities.

INDEX ELIGIBILITY

The Index contains securities of the NASDAQ-100 Index(R) classified as "technology" according to ICB. The eligibility for the Index is determined in a two step process and the security has to meet both criteria in order to become eligible for the Index.


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      1. The security must be part of the NASDAQ-100 Index(R), which includes
         100 of the largest domestic and international non-financial securities listed on NASDAQ(R) and is re-ranked annually.

      2. The security must be classified as "technology" according to ICB.

INDEX MAINTENANCE

The Index is rebalanced quarterly such that each security is set at an equal weight of the Index. Index share changes are not made during the period. However changes arising from stock splits, stock dividends are made to the Index on the evening prior to the effective date of such corporate action. In the case of spin-offs of component securities, the price of the security will be adjusted and a corresponding adjustment will be made to the Index shares of the security such that the weight of the security in the Index will not change.

In the case of a special cash dividend or rights issuance, NASDAQ(R) will determine on an individual basis whether to make a change to the price and/or index shares of an Index security in accordance with NASDAQ(R) Index dividend policy. If it is determined that a change will be made, it will become effective on the morning of the ex-date and a corresponding adjustment will be made to the Index shares of the security such that the weight of the security in the Index will not change. Component changes to the Index will be handled in the following manner:

      1. If a component of the NASDAQ-100 Index(R) that is classified as "technology" according to ICB is removed from the NASDAQ-100 Index(R), it will also be removed from the Index and as such if the replacement security being added to the NASDAQ-100 Index(R) is classified as "technology" according to ICB it will be added to the Index and will assume the weight of the removed security on the effective date;

      2. If a component of the NASDAQ-100 Index(R) that is not classified as "technology" according to ICB is removed and the replacement security being added to the NASDAQ-100 Index(R) is classified as "technology" according to ICB, the replacement security will be added to the Index at the next quarterly rebalancing; however, if the security change is not announced prior to the close of business of the Tuesday before the third Friday, the security's addition to the Index will be made in the following quarterly rebalance; and

      3. If a component of the NASDAQ-100 Index(R) that is classified as "technology" according to ICB is removed from the NASDAQ-100 Index(R) and the replacement security being added to the NASDAQ-100 Index(R) is not classified as "technology" according to ICB, the security will be removed from the Index and the divisor of the Index will be adjusted to ensure Index continuity.

INDEX REBALANCING

The Index is rebalanced quarterly such that each security is initially set at an equal weight of the Index at the time of calculation. Equal weights are based upon the aggregate capitalization of the Index, incorporating quarterly changes for the underlying index, and the corresponding NOCP of the security at the close of trading on the Tuesday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to the Index shares will be made effective after the close of trading on the third Friday in March, June, September and December and an adjustment to the divisor will be made to ensure continuity of the Index.

In administering the Index, NASDAQ(R) will exercise reasonable discretion as it deems appropriate. Information regarding the methodology for calculating the Index is found on the NASDAQ(R) website (https://indexes.nasdaqomx.com/).

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NASDAQ(R) no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

INDEX CONSTRUCTION

To be eligible for inclusion in the Index, the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing).


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The Index includes all NASDAQ(R) listed banks and thrifts or their holding companies (HCs) with an ICB (Industry Classification Benchmark) Code of 8355 (or that the ABA determines should be classified as such), excluding:

      1. Any of the 50 largest banks or thrifts based on asset size (and their HCs), as determined by the most recently available call report data as compiled by the FDIC.

      2. Any banks or thrifts classified as having an international specialization, as determined by the most recently available call report data as compiled by the FDIC, provided that such institutions constitute the majority of assets if in a holding company.

      3. Any banks or thrifts classified as having a credit-card specialization, as determined by the most recently available call report data as complied by the FDIC, provided that such institutions constitute the majority of assets if in a holding company.

In addition, a security must meet the following:

      o  a market capitalization of at least $200 million;

      o a three-month average daily dollar trading volume of at least $500 thousand;

      o the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;

      o the security may not be issued by an issuer currently in bankruptcy proceedings;

      o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn; and

      o the issuer of the security must have "seasoned" on a recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least six months; in the case of spin-offs, the operating history of the spin-off will be considered).


INDEX CALCULATION

The Index is a market capitalization-weighted index. The value of the Index equals the aggregate value of the Index share weights, also known as the "Index Shares," of each of the securities included in the Index ("Index Securities") multiplied by each such security's Last Sale Price, and divided by the divisor of the Index. For purposes of this document, Last Sale Price refers to the last sale price on NASDAQ, which may be the NASDAQ Official Closing Price (NOCP). The divisor serves the purpose of scaling such aggregate value to a lower order of magnitude which is more desirable for Index reporting purposes. If trading in an Index Security is halted on its primary listing market, the most recent Last Sale Price for that security is used for all index computations until trading on such market resumes. Likewise, the most recent Last Sale Price is used if trading in a security is halted on its primary listing market before the market is open. The Index began on June 8, 2009 at a base value, or initial value, of 1000.00.

The formula for index value is as follows:
     Aggregate Adjusted Market Value/Divisor

The formula for the divisor is as follows:
    (Market Value after Adjustments/Market Value before Adjustments) x Divisor before Adjustments

Two versions of the Index are calculated - a price return index and a total return index. The price return index (NASDAQ: ABQI) is ordinarily calculated without regard to cash dividends on Index Securities. The total return index (NASDAQ: ABQX) reinvests cash dividends on the ex-date. Both Indexes reinvest extraordinary cash distributions.

The Index is calculated during the trading day and is disseminated once per second from 09:30:01 to 17:16:00 ET. The closing value of the Index may change up until 17:15:00 ET due to corrections to the Last Sale Price of the Index Securities.

ELIGIBILITY

Index eligibility is limited to a specific security type only. The security type eligible for inclusion in the Index is common stocks. Security types not included in the Index are ADRs, closed-end funds, convertible debentures, exchange traded funds, limited partnership interests, ordinary shares, preferred stocks, rights, shares of beneficial interest, warrants, units and other derivative securities.


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Additionally, if at any time during the year other than the Evaluation, an Index
Security no longer meets the Eligibility Criteria, or is otherwise determined to have become ineligible for inclusion in the Index, the security is removed from the Index and is not replaced. In all cases, a security is removed from the Index at its Last Sale Price.

INDEX MAINTENANCE

Changes in the price and/or Index Shares driven by corporate events such as stock dividends, stock splits, and certain spin-offs and rights issuances are adjusted on the ex-date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 5.0%, the change is made as soon as practicable. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September and December.

In the case of a special cash dividend, a determination is made on an individual basis whether to make a change to the price of an Index Security in accordance with its Index dividend policy. If it is determined that a change will be made, it will become effective on the ex-date.

Ordinarily, whenever there is a change in Index Shares, a change in an Index Security, or a change to the price of an Index Security due to spin-offs, rights issuances or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change. All changes are announced in advance and are reflected in the Index prior to market open on the Index effective date.

INDEX REBALANCING

On a quarterly basis coinciding with the scheduled quarterly Index Share adjustment procedures, the Index will be rebalanced if it is determined that:
(1) the current weight of the single largest market capitalization Index Security is greater than 25.0% and (2) the "collective weight" of those Index Securities whose individual current weights are in excess of 5%, when added together, exceed 50.0% of the Index.

If either threshold is broken, the Index would be rebalanced using a modified market capitalization-weighting such that the maximum weight of any Index Security will not exceed 8% and no more than 5 securities are at that cap. The excess weight of any capped security would be distributed proportionally across the remaining Index Securities. If after redistribution, any of the 5 highest ranked Index Securities were weighted below 8%, these securities would not be capped. Next, any remaining Index Securities in excess of 4% would be capped at 4% and the excess weight would be redistributed proportionally across the remaining Index Securities. The process would be repeated, if necessary, to derive the final weights.

The above modified market capitalization-weighting methodology would be applied to the capitalization of each Index Security, using the Last Sale Price of the security at the close of trading on the last trading day in February, May, August and November and after applying quarterly changes to the total shares outstanding. Index Shares would then be calculated by multiplying the weight of the security derived above by the new market value of the Index and dividing the modified market capitalization for each Index Security by its corresponding Last Sale Price.

In addition, a special rebalancing of the Index may be conducted at any time if it is determined necessary to maintain the integrity of the Index.

In administering the Index, NASDAQ OMX(R) will exercise reasonable discretion as it deems appropriate to ensure Index integrity.

Information regarding the methodology for calculating the Index is also found on the NASDAQ(R) website (https://indexes.nasdaqomx.com/). The Fund expects to make changes to its portfolio shortly after changes to the Index are released to the public via the NASDAQ(R) website. Investors will be able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NASDAQ OMX(R) no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's shares are delisted.

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

The Index is designed to track the performance of clean-energy companies that are publicly traded in the United States. The Index is a modified market capitalization-weighted index designed to track the performance of companies that are primarily manufacturers, developers, distributors and/or installers of emerging clean energy technologies, as defined by Clean Edge(R), Inc. ("Clean Edge(R)"). The Index began on November 17, 2006 with a base value, or initial value, of 250.00.


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INITIAL ELIGIBILITY CRITERIA

To be eligible for inclusion in the Index, the security must be listed on NASDAQ(R), the NYSE or the NYSE MKT. Issuers of the security must be classified, according to Clean Edge(R), as technology manufacturers, developers, distributors and/or installers of one of the following sub-sectors:

      o Advanced materials (nanotech materials, advanced membranes, silicon-based materials and alternatives, bioplastics, etc. that enable clean-energy technologies and/or reduce the need for petroleum-based materials);

      o Energy intelligence (conservation, automated meter reading, energy management systems, smart grid, superconductors, power controls, etc.);

      o Energy storage and conversion (advanced batteries, hybrid drivetrains, hydrogen, fuel cells for stationary, portable, and transportation applications, etc.); and

      o Renewable electricity generation and renewable fuels (solar photovoltaics, concentrating solar, wind, geothermal, and ethanol, biodiesel, biofuel enabling enzymes, etc.).

As of the semi-annual re-evaluations, the security must also have:

      o  a minimum market capitalization of $75 million;

      o  an average daily trading volume of a least 100,000 shares;

      o  a minimum closing price of $1.00; and

      o the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible.


CONTINUED ELIGIBILITY CRITERIA

In addition to the criteria above, the following criteria will be monitored continually.

      o The security may not be issued by an issuer currently in bankruptcy proceedings;

      o The security may not be placed in a trading halt for two or more consecutive weeks; and

      o The issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

For purposes of Index eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.

SEMI-ANNUAL EVALUATION

The Index securities shall be evaluated semi-annually in March and September based on market data as monitored by NASDAQ(R). In such evaluations, Clean Edge(R) will provide NASDAQ(R) a list of clean-energy companies as they have identified. The NASDAQ(R) Clean Edge(R) Green Energy Index(SM) Committee (the "Committee") will review and consider all recommendations provided. Once the list of clean-energy companies has been finalized, NASDAQ(R) shall apply the above eligibility criteria using market data through the previous February and August. Securities meeting the criteria will be included in the Index. Upon each semi-annual evaluation, security additions and deletions shall be made effective after the close of trading on each third Friday in March and September.

Ordinarily, if at the time during the year an Index security no longer meets the Index inclusion criteria, or is otherwise determined to have become ineligible for continued inclusion in the Index, the security will be deleted. In addition, from time to time, the Committee may call a special meeting to review changes to clean-energy companies including acquisitions, divestitures or other actions that may affect a company's initial or continued eligibility. All changes to the Index will become effective at a time determined by the Committee. If an Index security is deleted, the Index divisor will be adjusted to ensure Index continuity.

INDEX MAINTENANCE

Changes in the price and/or Index shares driven by corporate events such as stock dividends, splits and certain spin-offs and rights issuance will be adjusted on the ex-dividend date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 5%, the change will be made as soon as practicable, normally within ten (10) days of such


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action. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September, and December.

In the case of a special cash dividend, NASDAQ(R) will determine on an individual basis whether to make a change to the price of an Index security in accordance with its Index dividend policy. If it is determined that a change will be made, it will become effective on the ex-dividend date and a corresponding adjustment will be made to the Index shares of the security such that the weight of the Index security will not change.

In addition, other Index share changes may be made between semi-annual evaluation periods only to the extent that the change in total shares outstanding equals or exceeds +5%. In this case, changes will be made effective as soon as practicable, normally within ten days of such action.

In general, an initial public offering or other securities will not be added to the Index between the semi-annual evaluations unless determined by the Committee.

Ordinarily, whenever there is a change in Index shares or a change in an Index security, the divisor is adjusted to ensure that there is no discontinuity in the value of the Index, which might otherwise be caused by any such change. All changes are announced in advance and will be reflected in the Index prior to market open on the Index effective date.

The formula for the Divisor can be determined as follows:

(Market Value after Adjustments/Market Value before Adjustments) x Divisor before Adjustments


INDEX REBALANCING

The Index shall employ a modified market capitalization-weighting methodology. On a quarterly basis coinciding with the third Friday of each March, June, September and December, the Index will be rebalanced such that the maximum weight of any security will not exceed 8% and no more than five securities shall be greater than 4%. Any security then in excess of 4% will be capped at 4%. The aggregate amount by which all securities over 8% and 4% is reduced will be redistributed proportionately across the remaining securities. The percentage weighting cap on the individual stock weighting may change from time to time, as necessary, to ensure continued representation of current market conditions. After the redistribution, if any other security then exceeds 4%, the security is set to 4% of the Index and the redistribution is repeated.

In administering the Index, NASDAQ(R) will exercise reasonable discretion as it deems appropriate.

Information regarding the methodology for calculating the Index is also found on the NASDAQ(R) website (https://indexes.nasdaqomx.com/). The Fund expects to make changes to its portfolio shortly after changes to the Index are released to the public via the NASDAQ(R) website. Investors will be able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NASDAQ(R) no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's shares are delisted.

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

INDEX DESCRIPTION

The Index is an equal-dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology, and genomics.

INDEX CALCULATION

The Index is calculated using an equal-dollar weighting methodology to ensure that each of the component securities is represented in approximately equal dollar amounts in the Index. Equal-dollar weighting was established by designating the number of shares of each component security to represent approximately $10,000 in market value, based on closing prices on October 18, 1991, the date the Index was established. The aggregate value of the stocks was reduced by a divisor to establish an Index benchmark value of 200.00.


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INDEX ELIGIBILITY AND MAINTENANCE

The Index is calculated and maintained by NYSE Arca. NYSE Arca may change the composition of the Index at any time to reflect the conditions of the biotechnology industry and to ensure that the component securities continue to represent the biotechnology industry. The Index requires that securities meet the following requirements in order to be eligible for inclusion in the Index:

      o Each component security must be a common stock or ADR of a company involved in the biotechnology industry, and listed on the NYSE, NASDAQ, NYSE MKT, or another major U.S. exchange;

      o Each component security must have a current market capitalization of at least $1 billion (not adjusted for free float), except that for companies already in the Index, a minimum current market capitalization requirement of $900 million will be applied;

      o Average daily traded value of each component security must be at least $1 million over the past three months, except that for companies already in the Index, a minimum 3-month average daily traded value requirement of $900,000 will be applied;

      o Each component security must have a current last traded price of greater than $3.00, except that for companies already in the Index, a minimum current last traded price requirement of $1.00 will be applied; and

      o Components will be removed from the Index during the quarterly review if they fail to satisfy any of the aforementioned criteria, and are not chosen by the Index's Calculation Agent to remain in the Index under the discretion of the NYSE Arca Index Committee, as outlined in Rules
         5.1 and 5.2.

Every quarter after the close of trading on the third Friday of January, April, July and October, the Index portfolio is adjusted by changing the number of shares of each component stock so that each one again represents an approximately equal dollar amount in the Index. The newly adjusted portfolio becomes the basis for the Index's value effective on the first trading day following the quarterly adjustments. If necessary, a divisor adjustment is made to ensure continuity of the Index's value.

The number of shares of each component stock in the Index portfolio remain fixed between quarterly reviews, except in the event of certain types of corporate actions such as the payment of a dividend, other than an ordinary cash dividend, stock distribution, stock split, reverse stock split, rights offering, or a distribution, reorganization, recapitalization, or some such similar event with respect to a component stock. When the Index is adjusted between quarterly reviews for such events, the number of shares of the relevant security will be adjusted, to the nearest whole share, to maintain the component's relative weight in the Index at the level immediately prior to the corporate action. The Index may also be adjusted in the event of a merger, consolidation, dissolution, or liquidation of an issuer of a component stock. In the event of a stock replacement, the dollar value of the stock being removed will be calculated and that amount invested in the new component stock to the nearest whole share. In choosing among biotechnology industry stocks that meet the minimum criteria set forth in NYSE Arca Rule 5.13(c), NYSE Arca represents that it will make every effort to add new stocks that are representative of the biotechnology industry and will take in account, among other factors, a stock's capitalization, liquidity, volatility, and name recognition. In connection with any adjustments to the Index, the Index divisor is adjusted to ensure that there are no changes to the Index level as a result of non-market forces. Similar to other index values published by NYSE Arca, the value of the Index is published every 15 seconds on the NYSE Global Index Feed (GIF).

Information regarding the methodology for calculating the Index is also found on the NYSE index website (www.nyse.com/indices).

NYSE Arca publishes any changes to the Index three days prior to the effective date of the change, or, with as much advance notice as possible. All replacement companies are selected based on the selection criteria set forth herein.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NYSE Arca no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.


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


FIRST TRUST S&P REIT INDEX FUND

Generally, REITs are companies that own and most often actively manage income-generating commercial real estate. Some REITs make or invest in loans and other obligations that are secured by real estate collateral.

The Index is a subset of the S&P Developed REIT Index, which measures the performance of more than 267 REITs or REIT-like structures in 14 developed markets. The S&P Developed REIT Index is a sub-index of the S&P Global BMI Index. The S&P Global BMI Index contains more than 450 constituents from more than 30 countries and serves as the universe from which constituents of other property indices may be drawn.

The S&P Developed REIT Index aims to represent an accurate measure of the REIT developed equity market, reflecting the risk and return characteristics of this broad universe on an on-going basis. The Index contains those constituents of the S&P Developed REIT Index that are domiciled in the United States. As of March 31, 2015, the Index is comprised of 152 companies.

The Index committee makes constituent changes on an as-needed basis. Share adjustments that exceed 5% are made at the time of the change. Share adjustments of less than 5% are made on a quarterly basis. The index committee announces all changes affecting the Index to the public via press releases, which are available on S&P's website.

CRITERIA FOR INDEX ADDITIONS

      o  ELIGIBILITY: Only equity REITs are eligible for addition.

      o MAJOR EXCHANGE: A REIT must trade on the NYSE, the NYSE MKT or NASDAQ(R) to be considered for inclusion.

      o MARKET CAPITALIZATION: A REIT must maintain a market capitalization in excess of $100 million to be considered.

      o DIVIDEND PAYMENT: A REIT must have made a dividend payment in the previous year to be considered for inclusion.

      o PUBLIC FLOAT: A REIT must have a public float of at least 50% of its stock.

      o LIQUIDITY AND PRICE: A REIT must have adequate liquidity and reasonable per share price in that the ratio of annual dollar value traded to market capitalization should be 0.3 or greater. S&P believes that very low stock prices can affect a stock's liquidity.

      o TRADING HISTORY: After an initial public offering, a REIT must trade for at least six months before it will be considered for inclusion.

      o FINANCIAL VIABILITY: A REIT must demonstrate positive as-reported earnings, which are Generally Accepted Accounting Principles (GAAP) net income excluding discontinued operations and extraordinary items, usually measured over four consecutive quarters.

      o SECTOR CLASSIFICATION: A REIT must be classified in the Real Estate Industry Group sub-classification of the financials sector of the Global Industry Classification Standard.

CRITERIA FOR INDEX REMOVALS

      o REITs that substantially violate one or more of the criteria for Index additions.

      o REITs that are consolidated into other REITs, or which restructure so that they no longer meet the criteria for Index inclusion.

INDEX METHODOLOGY

The primary goal of the Index is to provide investors with a reliable indicator of the securitized U.S. real estate market. S&P makes constituent changes on an "as-needed" basis. Constituent adjustments that exceed 5% are made at the time of the change. Constituent adjustments of less than 5% are made on a quarterly basis. S&P announces all changes to the Index to the public via press releases. Information regarding changes to the Index, as well as the Index constituents, are available on S&P's website at http://www.spindices.com.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.


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


In the event that S&P no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts, or "REITs," are companies that own and most often actively manage income-generating commercial real estate. Some REITs make or invest in loans and other obligations that are secured by real estate collateral. Most REITs are publicly traded. REITs receive special tax considerations and are generally a highly liquid method of investing in real estate.

REITs are generally categorized as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest in and own properties, and thus are responsible for the equity or value of their real estate assets. Their revenues come principally from their properties' rents. Mortgage REITs deal in investment and ownership of property mortgages. These REITs loan money for mortgages to owners of real estate or purchase existing mortgages or mortgage-backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs by investing in both properties and mortgages.

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF

The methodology for the Index is based on three sub-portfolios: U.S. Large Cap Portfolio (50% of the total portfolio); U.S. Mid Cap Portfolio (30% of the total portfolio); and U.S. Small Cap Portfolio (20% of the total portfolio). The foregoing ratios exist at the quarterly rebalance date and will change thereafter.

Each sub-portfolio is constructed by implementing the following four steps.

    STEP 1 -- UNIVERSE

    For the U.S. Large Cap Portfolio, start with all companies in the NASDAQ US Large Cap Index and exclude stocks with an average daily dollar volume over any rolling five-day period during the latest 60-day trading period of less than $500,000.

    For the U.S. Mid Cap Portfolio, start with all companies in the NASDAQ U.S. Mid Cap Index and exclude stocks with an average daily dollar volume over any rolling five-day period during the latest 60-day trading period of less than $500,000.

    For the U.S. Small Cap Portfolio, start with all companies in the NASDAQ US Small Cap Index and exclude stocks with an average daily dollar volume over any rolling five-day period during the latest 60-day trading period of less than $500,000. Of the remaining stocks, the 1,000 largest by market capitalization comprise the eligible universe.

    STEP 2 -- RANKING

    For each sub-portfolio, rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 and 12 month price appreciation, sales to price and one-year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors. A stock must have data for all growth and/or value factors to receive a rank for that style.

    STEP 3 -- SELECTION SCORES

    For each sub-portfolio, for all stocks the Index Provider classifies as growth, they receive the growth rank from Step 2 as their selection score, and for all stocks the Index Provider classifies as value, they receive the value rank from Step 2 as their selection score.

    STEP 4 -- SELECTION AND WEIGHTING

    For the U.S. Large Cap Portfolio, the top 200 stocks based on the selection score determined in Step 3 are selected for the portfolio. For the U.S. Mid Cap Portfolio, the top 400 stocks based on the selection score determined in Step 3 are selected for the portfolio. For the U.S. Small Cap Portfolio, the top 600 stocks based on the selection score determined in Step 3 are selected for the portfolio. Then, for each portfolio, the selected stocks are split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15
    (6.7%), respectively. Stocks are equally weighted within each quintile.


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    The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes are effective on the 6th business day of the following month. In addition, acquired companies are deleted at the close on the day the applicable merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

FIRST TRUST US IPO INDEX FUND

IPOX(R) is the creator of the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX(R) Global Composite Index.

The IPOX(R) Global Composite Index is a fully market capitalization-weighted index that is dynamically rebalanced and is constructed and managed to provide a broad and objective view of global aftermarket performance of IPOs and spin-offs in all world countries (emerging and developed).

      o After applying initial screens, all eligible constituents enter on the close of the sixth trading day and remain in the index for a pre-determined 1000 trading days or approximately four years thereafter. The criteria applied to select constituents of the former IPOX(R) Composite U.S. Index are now the criteria applied to select the U.S. constituents of the IPOX(R) Global Composite Index.

      o On any given day, the value of the IPOX(R) Global Composite Index is the quotient of the total market capitalization of its constituents and its divisor. Continuity in the values of the IPOX(R) Global Composite Index is maintained by adjusting the divisor for all changes in the constituents share capital after the base date. This includes additions and deletions to the index, rights issues, share buybacks and issuances, and spin-offs, etc. The divisor's time series is, in effect, a chronological summary of all changes affecting the base capital of the IPOX(R) Global Composite Index. The divisor is adjusted such that the value of the IPOX(R) Global Composite Index at an instant just prior to a change in base capital equals the value at an instant immediately following that change.

The Index provides average, rather than median, exposure to the performance of IPOs, once companies are public. This is notable because of the well-known skewness in the distribution of long-run IPO returns. The underlying and well reported empirical features in IPOs make products benchmarked against the Index interesting for a number of market participants with varying investment horizons, such as the retail buy-and-hold community and high-net worth individuals seeking average IPO exposure, arbitrageurs, traders or index spreaders.

Information regarding the methodology for calculating the Index is also found on the IPOX(R) website (www.ipoxschuster.com).

IPOX(R) publishes the changes to the Index and posts the changes on its website at www.ipoxschuster.com two days prior to the effective date of any such change. All replacement companies are selected based on the selection criteria set forth herein.

The updated values of the Index are distributed by S&P and NYSE Arca during trading hours (9:30 a.m. to 4:00 p.m. New York time) every 15 seconds through their quotation network to a variety of data vendors. In addition, delayed quotations of the Index are available on www.ipoxschuster.com every five minutes during regular trading hours. S&P acts as the calculation agent for the IPOX(R) indices.

The Index is reviewed quarterly according to March, June, September and December Options and Futures Expiration Cycles. Specifically, on the close of the second Wednesday in the quarter, the constituents of the IPOX(R) Global Composite Index are ranked by full market capitalization. The top 100 U.S constituents ranked by full market capitalization in the IPOX(R) Global Composite Index trading within their 1,000th trading day anniversary on the stock market at the time of the forthcoming quarterly expiration are then declared new Index constituents. The newly adjusted Index membership list takes effect on the Monday following the third Friday of every quarter until the next reconstitution process.

As of September 2012, the IPOX U.S. 100 Index (IPXO) is calculated by Structured Solutions AG.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that IPOX(R) no longer maintains the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be


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impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the shares are delisted.

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

The Index divisor was initially determined to yield a benchmark value of 1000.00 at the close of trading on January 16, 2007. The Fund will make changes to its portfolio holdings when changes are made by Value Line in the composition of the Index. The holdings of the Fund and the composition and compilation methodology of the Index will be available on the Fund's website at www.ftportfolios.com. Value Line's updated rankings are released weekly on its website at www.valueline.com.

Daily historical Index values are calculated by NYSE Arca, as calculation agent for the Index, and available on its website at www.nyxdata.com. The Index includes 100 stocks that Value Line gives a Timeliness Ranking of #1 using the Value Line Timeliness Ranking System. Value Line's updated rankings are released weekly on its website at www.valueline.com.

THE VALUE LINE(R) TIMELINESS(TM) RANKING SYSTEM

The Value Line Timeliness Ranking System was introduced in its present form in 1965. Each week Value Line assigns a Timeliness rank to each of the approximately 1,700 stocks in the Value Line universe. As of March 31, 2015, according to the Value Line definition, approximately 47.8% of the stocks in the Value Line universe were large cap companies, approximately 39.4% were mid cap companies and approximately 12.8% were small cap companies. The market capitalization of the approximately 1,700 stocks in the Value Line universe ranged from $143 million to $725 billion as of this same date. The average market capitalization of the stocks in the Value Line universe was $17.6 billion and the median market capitalization was $4.7 billion as of this same date. Approximately 90.2% of the companies in the Value Line(R) universe were domiciled in the United States as of this same date.

According to information published by Value Line, the Value Line Timeliness rank measures the expected price performance relative to the other stocks in the universe over the following six to 12 months. According to reports published by Value Line, the factors considered in determining the Timeliness Rank include:
(i) a company's earnings growth; (ii) a company's earnings growth over the past ten years in relation to the recent price performance of the company's stock relative to all of the approximately 1,700 stocks in the Value Line universe;
(iii) a company's recent quarterly earnings performance; and (iv) a company's reporting of results that are significantly better or worse than market expectations. Value Line combines these factors to determine the Timeliness(TM) Rank. All data are known and actual.

Stocks ranked #1 (highest) and #2 (above average) are likely to outpace the year-ahead market. Those ranked #4 (below average) and #5 (lowest) are not expected to outperform most stocks over the next 12 months. Stocks ranked #3 (average) will probably advance or decline with the market in the year ahead. Please note that because Value Line assigns a Timeliness rank weekly and the Index reconstitutes monthly, the Index may, for the remainder of any given monthly period, contain securities that are no longer ranked #1 for Timeliness.

Value Line, Inc., founded in 1931, is known for the Value Line Investment Survey, a widely used independent investment service. The Value Line Investment Survey is a comprehensive source of information, covering approximately 1,700 stocks, more than 90 industries, the overall stock market and the economy. According to information published by Value Line, when selecting stocks for the Value Line Investment Survey, Value Line's stated primary goal is to choose issues that will be of most interest to their subscribers. In this regard, Value Line has stated that it looks for actively traded stocks, with reasonably large market capitalizations. Value Line has stated that it also attempts to provide broad industry coverage and will add stocks in industries that they think are underrepresented or that are in new industries that they have not previously followed. According to information published by Value Line, the companies selected for the Value Line Investment Survey are chosen based on the following criteria: (i) market capitalization should be at least $500 million; (ii) the stock should trade for at least $10 per share at the time of selection; and
(iii) the stock's float must be more than 10 million shares.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NYSE Arca no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's shares are delisted.


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


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

The Index begins with the universe of stocks that Value Line gives a Safety Ranking of #1 or #2 using the Value Line Safety Ranking System. All registered investment companies, limited partnerships and foreign securities not listed in the United States are removed from this universe. From those stocks, Value Line selects those companies with a higher than average dividend yield, as compared to the indicated dividend yield of the S&P 500 Index. Value Line then eliminates those companies with an equity market capitalization of less than $1 billion. When the Index is initially configured or reconfigured (as noted below), the Index seeks to be equally weighted in each of the securities in the Index.

After the initial selection of securities, the Index is rebalanced by the application of the above model on a monthly basis. The Index divisor was initially determined to yield a benchmark value of 1,000.00 at the close of trading on July 3, 2006. The holdings of the Fund and the composition and compilation methodology of the Index are available on the Fund's website at www.ftportfolios.com. Updated rankings of Value Line are released weekly on its website at www.valueline.com.

Daily historical Index values are calculated by NYSE Arca, as calculation agent for the Index, and available on its website at www.nyxdata.com. The Index includes the universe of stocks that Value Line gives a Safety Ranking of #1 or #2 using the Value Line Safety Ranking System. Value Line's updated rankings are released every Monday morning on its website at www.valueline.com.

THE VALUE LINE(R) SAFETY(TM) RANKING SYSTEM

The Value Line Safety Ranking System was introduced in its present form in the mid-1960s. Each week Value Line assigns a Safety rank to each of the approximately 1,700 stocks in the Value Line universe. According to information published by Value Line, the Value Line Safety rank measures the total risk of a stock relative to the other stocks in the Value Line universe. According to information published by Value Line, the Value Line Safety rank is determined as follows: the Value Line Safety rank is derived from two equally weighted measurements, a stock's Price Stability rank and the Financial Strength rating of a company, each of which as determined by Value Line.

Value Line measures the volatility of each of the stocks in the Value Line universe through means of its Price Stability score. A stock's Price Stability score is based on a ranking of the standard deviation of weekly percent changes in the price of a stock over the last five years. Standard deviation is the measure of dispersion of historical returns around a mean rate of return, and a lower standard deviation indicates less volatility. To determine standard deviation, each week Value Line compares the common stock prices of each of the companies in the Value Line universe to their prices as of the previous week. Value Line performs this calculation for each weekly period over the previous five years and based on these calculations determines the standard deviation over this five year period of each stock in the Value Line universe. Based on the standard deviations scores, Value Line places each of the companies in the Value Line universe into 20 separate groups consisting of an approximately equal number of companies. Value Line reports Price Stability on a scale of 100 (highest) to 5 (lowest) in increments of 5. Stocks which receive a Price Stability rank of 100 by Value Line represent the 5% of the companies in the Value Line universe with the lowest standard deviation, whereas stocks which receive a Price Stability rank of 5 represent the 5% of the companies in the Value Line universe with the highest standard deviation.

A company's Financial Strength rating is Value Line's measure of the company's financial condition, and is reported on a scale of A++ (highest) to C (lowest). According to Value Line, it looks at a number of balance sheet and income statement factors in assigning the Financial Strength ratings. These include, but are not limited to, a company's long-term debt to total capital ratio, short-term debt, the amount of cash on hand, the level of net income, the level and growth of sales over time, and the consistency of sales, profits and returns on capital and equity over an extended timeframe. Value Line also looks at the type of industry a company is in, a company's position and performance within an industry, and the cyclical nature of an industry. Finally, Value Line considers a company's share price movement. According to Value Line, sharp declines in price in a short period of time (especially in a relatively stable equity market environment) can signal a future financial reversal while a rising stock price with no takeover news may be a sign of improving fundamentals. Based upon the foregoing, Value Line assigns the highest Financial Strength scores to what Value Line determines to be the largest companies with the strongest balance sheets.

Value Line assigns Safety ranks on a scale from 1 (safest) to 5 (riskiest). The number of stocks in each category from 1 to 5 is not fixed. According to information published by Value Line, stocks ranked #1 (Highest) for Safety, as a group, are (in Value Line's opinion) the safest, most stable, and least risky investments relative to the Value Line universe, which accounts for about 95% of the market volume of all stocks in the United States, and stocks ranked #2 (Above Average) for Safety, as a group, are safer and less risky than most.

Value Line, Inc., founded in 1931, is known for The Value Line Investment Survey(R), a widely used independent investment service. The Value Line Investment Survey is a comprehensive source of information, covering approximately 1,700 stocks, more than 90 industries, the overall stock market and the economy. According to information published by Value Line, when


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


selecting stocks for the Value Line Investment Survey, Value Line's stated primary goal is to choose issues that will be of most interest to their subscribers. In this regard, Value Line has stated that it looks for actively traded stocks, with reasonably large market capitalizations. Value Line has stated that it also attempts to provide broad industry coverage and will add stocks in industries that they think are underrepresented or that are in new industries that they have not previously followed. According to information published by Value Line, the companies selected for the Value Line Investment Survey are chosen based on the following criteria: (i) market capitalization should be at least $500 million; (ii) the stock should trade for at least $10 per share at the time of selection; (iii) the stock's float must be more than 10 million shares.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that NYSE Arca no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever action it deems to be in the best interests of the Fund if the shares are delisted.


                          PREMIUM/DISCOUNT INFORMATION

The tables that follow present information about the differences between each Fund's daily market price on the applicable Exchange and its net asset value. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time a Fund's net asset value is calculated. A Fund's Market Price may be at, above, or below its net asset value. The net asset value of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its net asset value, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the net asset value and Market Price of a Fund on a given day, generally at the time net asset value is calculated. A premium is the amount that a Fund is trading above the reported net asset value. A discount is the amount that a Fund is trading below the reported net asset value.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of each Fund against its net asset value. The information shown for each Fund is for the periods indicated. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares because shares are bought and sold at current market price. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Funds' shares have traded is available on the Funds' website at www.ftportfolios.com.

                                          FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   108                    9                    0                     0
3 Months Ended 3/31/2015                      43                    2                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   131                    4                    0                     0
3 Months Ended 3/31/2015                      13                    3                    0                     0

                                  FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   152                    2                    0                     1
3 Months Ended 3/31/2015                      18                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    95                    2                    0                     0
3 Months Ended 3/31/2015                      43                    0                    0                     0




                                      FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   148                    0                    0                     0
3 Months Ended 3/31/2015                      54                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   104                    0                    0                     0
3 Months Ended 3/31/2015                       7                    0                    0                     0




                                  FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    93                    1                    0                     0
3 Months Ended 3/31/2015                      24                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   158                    0                    0                     0
3 Months Ended 3/31/2015                      37                    0                    0                     0




                                         FIRST TRUST ISE CHINDIA INDEX FUND (FNI)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    96                    0                    0                     0
3 Months Ended 3/31/2015                      44                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   155                    1                    0                     0
3 Months Ended 3/31/2015                      17                    0                    0                     0

                                    FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (FCG)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   140                    1                    0                     0
3 Months Ended 3/31/2015                      30                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   111                    0                    0                     0
3 Months Ended 3/31/2015                      31                    0                    0                     0




                                          FIRST TRUST ISE WATER INDEX FUND (FIW)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   195                    0                    0                     0
3 Months Ended 3/31/2015                      44                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    56                    1                    0                     0
3 Months Ended 3/31/2015                      17                    0                    0                     0




                                 FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   190                    0                    0                     0
3 Months Ended 3/31/2015                      42                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    62                    0                    0                     0
3 Months Ended 3/31/2015                      19                    0                    0                     0




                                  FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   161                    3                    0                     0
3 Months Ended 3/31/2015                      40                    1                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    87                    1                    0                     0
3 Months Ended 3/31/2015                      18                    2                    0                     0

                               FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   151                   14                    0                     0
3 Months Ended 3/31/2015                      49                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    79                    7                    1                     0
3 Months Ended 3/31/2015                       9                    3                    0                     0




                                FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   171                    4                    0                     0
3 Months Ended 3/31/2015                      47                    1                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    76                    1                    0                     0
3 Months Ended 3/31/2015                      12                    1                    0                     0




                                 FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   115                    9                    0                     0
3 Months Ended 3/31/2015                      19                    2                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   116                   12                    0                     0
3 Months Ended 3/31/2015                      40                    0                    0                     0




                              FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   122                    3                    0                     0
3 Months Ended 3/31/2015                      37                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   124                    3                    0                     0
3 Months Ended 3/31/2015                      24                    0                    0                     0

                                   FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   183                    0                    0                     0
3 Months Ended 3/31/2015                      45                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    69                    0                    0                     0
3 Months Ended 3/31/2015                      16                    0                    0                     0




                                           FIRST TRUST S&P REIT INDEX FUND (FRI)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   193                    0                    0                     0
3 Months Ended 3/31/2015                      35                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    59                    0                    0                     0
3 Months Ended 3/31/2015                      26                    0                    0                     0




                                     FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   178                    0                    0                     0
3 Months Ended 3/31/2015                      17                    5                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    68                    6                    0                     0
3 Months Ended 3/31/2015                      33                    6                    0                     0




                                            FIRST TRUST US IPO INDEX FUND (FPX)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   158                    0                    0                     0
3 Months Ended 3/31/2015                      48                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    94                    0                    0                     0
3 Months Ended 3/31/2015                      13                    0                    0                     0

                                  FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   165                    0                    0                     0
3 Months Ended 3/31/2015                      30                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    87                    0                    0                     0
3 Months Ended 3/31/2015                      31                    0                    0                     0




                                     FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                   223                    0                    0                     0
3 Months Ended 3/31/2015                      51                    0                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
12 Months Ended 12/31/2014                    29                    0                    0                     0
3 Months Ended 3/31/2015                      10                    0                    0                     0


                            TOTAL RETURN INFORMATION

The tables below compare the total return of each Fund to the total return of the Index on which it is based and each Fund's benchmark index(es). The information presented for each Fund is for the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by First Trust.

"Average annual total returns" represent the average annual change in the value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. The net asset value per share of a Fund is the value of one share of a Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of a Fund, and the market return is based on the market price per share of a Fund. The price used to calculate market return ("Market Price") generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the shares of a Fund are listed for trading, as of the time that a Fund's net asset value is calculated. Since the shares of each Fund typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in shares of a Fund, the net asset value of a Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and net asset value, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the Indices. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of a Fund. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.

                                          FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

                                                   AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                     ENDED             ENDED            (7/6/2006)          ENDED            (7/6/2006)
                                   12/31/2014       12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                     15.46%            15.32%              9.62%            103.98%           117.99%
Market Value                        15.44%            15.35%              9.63%            104.25%           118.28%
INDEX PERFORMANCE
The Capital Strength Index(TM)*     16.25%              N/A                N/A                N/A               N/A
S&P 500 Value Index                 12.36%            14.86%              6.42%             99.90%            69.59%
S&P 500(R) Index                    13.69%            15.45%              8.10%            105.14%            93.71%

* On June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). On June 4, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(TM). Therefore, the Fund's performance and total returns shown for the period prior to June 4, 2013, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Because the Fund's new underlying index had an inception date of March 20, 2013, it was not in existence for all of the periods disclosed.


                                  FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

                                                                    AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
                                                                              INCEPTION                    INCEPTION
                                                  1 YEAR                     (8/29/2012)                  (8/29/2012)
                                             ENDED 12/31/2014               TO 12/31/2014                TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                                  15.22%                        13.77%                        35.24%
Market Value                                     14.89%                        13.69%                        35.03%
INDEX PERFORMANCE
CBOE(R) VIX(R) Tail Hedge Index                  15.82%                        14.28%                        36.66%
S&P 500(R) Index                                 13.69%                        20.07%                        53.41%


                                      FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                     ENDED             ENDED           (6/19/2006)          ENDED           (6/19/2006)
                                  12/31/2014         12/31/2014       TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                      2.42%            19.58%             14.08%            144.52%           207.77%
Market Value                         2.44%            19.58%             14.08%            144.50%           207.87%
INDEX PERFORMANCE
Dow Jones Internet
   Composite Index(SM)               2.79%            20.24%             14.70%            151.35%           222.36%
S&P 500(R) Index                    13.69%            15.45%              8.41%            105.14%            99.22%
S&P Composite 1500
   Information Technology Index     18.95%            14.83%             11.09%             99.64%           145.28%



                                  FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                     ENDED             ENDED           (9/27/2005)          ENDED           (9/27/2005)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                      3.08%            14.47%              6.46%             96.57%            78.62%
Market Value                         3.59%            14.51%              6.47%             96.92%            78.64%
INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)  3.67%            15.17%              7.20%            102.64%            90.34%
Russell 2000(R) Index                4.89%            15.55%              8.18%            105.95%           107.14%

                                         FIRST TRUST ISE CHINDIA INDEX FUND (FNI)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                     ENDED             ENDED           (5/8/2007)           ENDED            (5/8/2007)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                      2.37%             7.37%              5.86%             42.68%            54.61%
Market Value                         2.19%             7.33%              5.87%             42.40%            54.66%
INDEX PERFORMANCE
ISE ChIndia Index(TM)                2.75%             7.85%              6.42%             45.91%            60.93%
Russell 3000(R) Index               12.56%            15.63%              6.60%            106.72%            63.08%
MSCI Emerging Markets Index         -2.19%             1.78%              1.93%              9.22%            15.71%


                                    FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (FCG)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                     ENDED             ENDED           (5/8/2007)           ENDED            (5/8/2007)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                    -42.02%            -8.09%             -6.79%            -34.40%           -41.59%
Market Value                       -41.99%            -8.10%             -6.79%            -34.43%           -41.59%
INDEX PERFORMANCE
ISE-REVERE Natural Gas Index(TM)   -42.03%            -7.50%             -6.25%            -32.29%           -38.95%
Russell 3000(R) Index               12.56%            15.63%              6.60%            106.72%            63.08%
S&P Composite
    1500 Energy Index               -9.16%             8.43%              4.13%             49.91%            36.30%


                                          FIRST TRUST ISE WATER INDEX FUND (FIW)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                     ENDED             ENDED           (5/8/2007)           ENDED            (5/8/2007)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                      0.36%            13.45%              7.90%             87.92%            78.93%
Market Value                         0.24%            13.45%              7.90%             87.95%            78.87%
INDEX PERFORMANCE
ISE Water Index(TM)                  0.97%            14.25%              8.64%             94.68%            88.47%
Russell 3000(R) Index               12.56%            15.63%              6.60%            106.72%            63.08%


                                 FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                     ENDED             ENDED           (3/9/2006)           ENDED           (3/9/2006)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                     12.96%            14.97%              6.15%            100.91%            69.18%
Market Value                        12.96%            14.97%              6.14%            100.91%            69.12%
INDEX PERFORMANCE
Morningstar(R) Dividend
    Leaders Index(SM)               13.55%            15.59%              6.68%            106.31%            76.74%
S&P 500(R) Index                    13.69%            15.45%              7.88%            105.14%            95.13%

                                  FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                     ENDED             ENDED           (4/19/2006)          ENDED           (4/19/2006)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                     19.13%            17.68%              9.65%            125.73%           122.83%
Market Value                        19.21%            17.68%              9.66%            125.71%           123.03%
INDEX PERFORMANCE
NASDAQ-100 Equal
    Weighted Index(SM)              19.84%            18.43%             10.33%            132.96%           135.28%
S&P 500(R) Index                    13.69%            15.45%              7.61%            105.14%            89.24%
NASDAQ-100 Index(R)                 19.40%            19.23%             11.79%            140.97%           163.91%



                               FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                     ENDED             ENDED           (2/8/2007)           ENDED           (2/8/2007)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                     15.35%            18.53%              9.65%            133.93%           106.97%
Market Value                        15.47%            18.56%              9.67%            134.30%           107.18%
INDEX PERFORMANCE
NASDAQ-100 Ex-Tech
    Sector Index(SM)                16.03%            19.28%             10.35%            141.41%           117.58%
Russell 1000(R) Index               13.24%            15.64%              6.99%            106.79%            70.42%



                                FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                     ENDED             ENDED           (4/19/2006)          ENDED           (4/19/2006)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                     24.83%            16.44%              9.86%            114.01%           126.56%
Market Value                        24.87%            16.42%              9.87%            113.84%           126.82%
INDEX PERFORMANCE
NASDAQ-100 Technology
    Sector Index(SM)                25.64%            17.17%             10.55%            120.84%           139.34%
S&P 500 Information
    Technology Index                20.12%            14.86%              9.49%             99.89%           120.10%
S&P 500(R) Index                    13.69%            15.45%              7.61%            105.14%            89.24%



                                 FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                    ENDED             ENDED            (6/29/2009)          ENDED           (6/29/2009)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                      2.72%            11.94%             13.23%             75.73%            98.23%
Market Value                         2.55%            11.92%             13.25%             75.63%            98.46%
INDEX PERFORMANCE
NASDAQ OMX(R) ABA
   Community Bank Index(SM)          3.34%            12.66%             13.96%             81.48%           105.40%
S&P Composite 1500
   Financials Sector Index          14.89%            13.53%             16.18%             88.57%           128.38%
Russell 3000(R) Index               12.56%            15.63%             18.33%            106.72%           152.70%

                              FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                     ENDED             ENDED           (2/8/2007)           ENDED           (2/8/2007)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                     -3.05%             1.89%             -1.56%              9.81%           -11.66%
Market Value                        -3.05%             1.89%             -1.56%              9.82%           -11.65%
INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R)
   Green Energy Index(SM)           -3.13%             1.93%             -1.28%             10.02%            -9.64%
Russell 2000(R) Index                4.89%            15.55%              6.51%            105.95%            64.55%


                                   FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                     ENDED             ENDED           (6/19/2006)          ENDED           (6/19/2006)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                     47.63%            29.02%             21.21%            257.54%           416.31%
Market Value                        47.66%            29.02%             21.21%            257.49%           416.41%
INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)   47.91%            29.69%             21.88%            266.83%           441.37%
NASDAQ(R) Biotechnology Index       34.40%            30.69%             19.24%            281.20%           349.02%
S&P 500(R) Index                    13.69%            15.45%              8.41%            105.14%            99.22%
S&P Composite 1500
    Health Care Index               24.79%            19.84%             12.59%            147.18%           175.16%


                                           FIRST TRUST S&P REIT INDEX FUND (FRI)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS          INCEPTION           5 YEARS           INCEPTION
                                     ENDED             ENDED            (5/8/2007)          ENDED            (5/8/2007)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                     29.61%            16.38%              4.02%            113.50%            35.20%
Market Value                        29.67%            16.39%              4.03%            113.59%            35.27%
INDEX PERFORMANCE
S&P United States REIT Index*       30.26%            17.01%               N/A             119.33%              N/A
FTSE EPRA/NAREIT
    North America Index             28.15%            16.37%              4.25%            113.39%            37.47%
Russell 3000(R) Index               12.56%            15.63%              6.60%            106.72%            63.08%

* On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Effective December 31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund's performance and total returns shown for the periods prior to November 6, 2008, are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

                                     FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS           INCEPTION          5 YEARS          INCEPTION
                                     ENDED             ENDED           (12/5/2006)          ENDED           (12/5/2006)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                      2.36%            10.19%              4.76%             62.45%            45.59%
Market Value                         2.36%            10.19%              4.77%             62.45%            45.62%
INDEX PERFORMANCE
NASDAQ AlphaDEX(R)
   Total US Market Index*             N/A               N/A                N/A                N/A               N/A
Russell 3000(R) Index               12.56%            15.63%              7.18%            106.72%            75.02%

* On January 9, 2015 the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market Index. Therefore, the Fund's performance and total returns shown for the period prior to January 9, 2015 are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Because the Fund's new underlying index had an inception date of September 8, 2014, it was not in existence for any of the periods disclosed.


                                            FIRST TRUST US IPO INDEX FUND (FPX)

                                                   AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                    1 YEAR            5 YEARS           INCEPTION          5 YEARS          INCEPTION
                                     ENDED             ENDED           (4/12/2006)          ENDED           (4/12/2006)
                                  12/31/2014        12/31/2014        TO 12/31/2014      12/31/2014        TO 12/31/2014
FUND PERFORMANCE
Net Asset Value                     11.91%            21.30%             12.13%            162.56%           171.47%
Market Value                        11.86%            21.31%             12.13%            162.69%           171.47%
INDEX PERFORMANCE
IPOX(R)-100 U.S. Index              12.60%            22.06%             12.83%            170.93%           186.51%
Russell 3000(R) Index               12.56%            15.63%              7.86%            106.72%            93.49%


                                  FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

                                                   AVERAGE ANNUAL TOTAL RETURNS              CUMULATIVE TOTAL RETURNS
                                                                          INCEPTION                             INCEPTION
                                   1 YEAR       5 YEARS      10 YEARS    (6/12/2003)     5 YEARS     10 YEARS   (6/12/2003)
                                    ENDED        ENDED         ENDED         TO           ENDED        ENDED        TO
                                 12/31/2014   12/31/2014    12/31/2014   12/31/2014    12/31/2014   12/31/2014  12/31/2014
FUND PERFORMANCE
Net Asset Value                     11.33%       14.98%        5.09%          6.44%      100.92%        64.31%     105.70%
Market Value                        11.22%       14.96%        5.66%          6.43%      100.82%        73.35%     105.60%
INDEX PERFORMANCE
Value Line(R) 100 Index*            12.35%       16.05%         N/A            N/A       110.49%          N/A         N/A
Russell 3000(R) Index               12.56%       15.63%        7.94%          9.09%      106.72%       114.75%     173.27%

* On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at Net Asset Value include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (06/15/07) through period end (12/31/14) were 24.86% and 24.80% at Net Asset Value and Market Value, respectively. That compares to an Index return of 33.17% for that same period. The average annual total returns for the period from the reorganization date (6/15/07) through period end (12/31/14) were 2.99% and 2.98% at Net Asset Value and Market Value, respectively. That compares to an Index return of 3.87% for the same period.

   Net Asset Value and Market Value returns assume that all dividend distributions have been reinvested in the Fund at Net Asset Value and Market Value, respectively. Prior to June 15, 2007, Net Asset Value and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVL Fund.

                                     FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

                                                   AVERAGE ANNUAL TOTAL RETURNS              CUMULATIVE TOTAL RETURNS
                                                                          INCEPTION                             INCEPTION
                                   1 YEAR       5 YEARS      10 YEARS    (8/19/2003)     5 YEARS     10 YEARS   (8/19/2003)
                                    ENDED        ENDED         ENDED         TO           ENDED        ENDED        TO
                                 12/31/2014   12/31/2014    12/31/2014   12/31/2014    12/31/2014   12/31/2014  12/31/2014
FUND PERFORMANCE
Net Asset Value                     15.94%       15.61%        8.76%          9.88%      106.50%       131.52%     191.82%
Market Value                        15.83%       15.59%        9.90%          9.88%      106.34%       157.02%     191.82%
INDEX PERFORMANCE
Value Line(R) Dividend Index**      16.92%       16.54%         N/A            N/A       114.97%          N/A         N/A
S&P 500(R) Index                    13.69%       15.45%        7.67%          8.75%      105.14%       109.47%     159.34%
Dow Jones U.S. Select
    Dividend Index(SM)              15.36%       17.03%        7.08%           N/A       119.49%        98.10%        N/A

** On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at Net Asset Value include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (12/15/06) through period end (12/31/14) were 80.42% and 81.28% at Net Asset Value and Market Value, respectively. That compares to an Index return of 92.13% for the same period. The average annual total returns for the period from the reorganization date (12/15/06) through period end (12/31/14) were 7.61% and 7.68% at Net Asset Value and Market Value, respectively. That compares to an Index return of 8.46% for the same period.

   Net Asset Value and Market Value returns assume that all dividend distributions have been reinvested in the Fund at Net Asset Value and Market Value, respectively. Prior to December 15, 2006, Net Asset Value and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVD Fund.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of each Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, is included in the Annual Reports to Shareholders dated December 31, 2014 and is incorporated by reference in the Funds' SAI, which is available upon request.



FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

                                                    FOR THE        FOR THE         FOR THE        FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011     12/31/2010
                                                 ------------   ------------    ------------   ------------   ------------
Net asset value, beginning of period              $     33.70    $    25.16      $    21.82     $    22.90     $    20.47
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.72          0.45            0.45           0.35           0.39
Net realized and unrealized gain (loss)                  4.43          8.54            3.34          (1.01)          2.44
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         5.15          8.99            3.79          (0.66)          2.83
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.77)        (0.45)          (0.45)         (0.42)         (0.40)
Return of capital                                          --            --              --             --          (0.00)(a)
                                                  -----------    ----------      ----------     ----------     ----------

Total distributions                                    (0.77)         (0.45)          (0.45)         (0.42)         (0.40)
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     38.08    $    33.70      $    25.16        $ 21.82     $    22.90
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (b)                                        15.46%        35.90%          17.45%         (2.94)%        14.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $    85,686    $   65,706      $   32,707     $   31,643     $   36,633
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.66%         0.76%           0.83%          0.82%          0.86%
Ratio of net expenses to average net assets              0.65%         0.65%           0.65%          0.65%          0.65%
Ratio of net investment income (loss) to
     average net assets                                  2.07%         1.59%           1.84%          1.51%          1.58%
Portfolio turnover rate (c)                                89%          156%             84%           114%           197%


(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND (VIXH)

                                                                               FOR THE PERIOD
                                                    FOR THE        FOR THE      8/29/2012 (a)
                                                  YEAR ENDED     YEAR ENDED        THROUGH
                                                  12/31/2014     12/31/2013      12/31/2012
                                                 ------------   ------------    ------------
Net asset value, beginning of period              $     22.86    $    19.51      $    19.89
                                                  -----------    ----------      ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.34          0.34            0.11
Net realized and unrealized gain (loss)                  3.11          3.34           (0.38)
                                                  -----------    ----------      ----------

Total from investment operations                         3.45          3.68           (0.27)
                                                  -----------    ----------      ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.34)        (0.33)          (0.11)
                                                  -----------    ----------      ----------

Net asset value, end of period                    $     25.97    $    22.86      $    19.51
                                                  ===========    ==========      ==========

TOTAL RETURN (b)                                        15.22%        19.00%          (1.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $     3,895    $    5,716      $    2,927
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.60%         0.60%           0.60%(c)
Ratio of net expenses to average net assets              0.60%         0.60%           0.60%(c)
Ratio of net investment income (loss) to
     average net assets                                  1.42%         1.53%           1.97%(c)
Portfolio turnover rate (d)                                 7%            4%              2%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)   Annualized.
(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

                                                    FOR THE        FOR THE         FOR THE       FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011     12/31/2010
                                                 ------------   ------------    ------------   ------------   ------------
Net asset value, beginning of period              $     59.84    $    39.01      $    32.28     $    34.27     $    25.11
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.80)        (0.11)          (0.08)         (0.10)          0.04
Net realized and unrealized gain (loss)                  1.54         20.94            6.81          (1.87)          9.16
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         1.46         20.83            6.73          (1.97)          9.20
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                      --            --              --          (0.02)         (0.04)
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     61.30    $    59.84      $    39.01     $    32.28     $    34.27
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (a)                                         2.42%        53.40%          20.85%         (5.74)%        36.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $ 1,976,793    $1,929,852      $  557,882     $  519,683     $  589,480
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.54%         0.57%           0.60%          0.60%          0.66%
Ratio of net expenses to average net assets              0.54%         0.57%           0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
     average net assets                                 (0.13)%       (0.28)%         (0.23)%        (0.25)%         0.26%
Portfolio turnover rate (b)                                27%           17%             33%            18%            16%



FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

                                                    FOR THE        FOR THE         FOR THE       FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011     12/31/2010
                                                 ------------   ------------    ------------   ------------   ------------

Net asset value, beginning of period              $     32.47    $    22.87      $    20.09     $    22.17     $    17.70
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.23          0.25            0.35           0.10           0.09
Net realized and unrealized gain (loss)                  0.76          9.62            2.83          (2.02)          4.46
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         0.99          9.87            3.18          (1.92)          4.55
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.25)        (0.27)          (0.40)         (0.16)         (0.08)
                                                  -----------    ----------      ----------     ----------     ----------

Total distribution                                      (0.25)        (0.27)          (0.40)         (0.16)         (0.08)
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     33.21    $    32.47      $    22.87     $    20.09     $    22.17
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (a)                                         3.08%        43.32%          15.86%         (8.69)%        25.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  5 1, 648    $   91,080      $   41,281     $   52,328     $  153,050
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.70%         0.72%           0.76%          0.71%          0.86%
Ratio of net expenses to average net assets              0.60%         0.60%           0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
     average net assets                                  0.71%         0.93%           1.38%          0.40%          0.94%
Portfolio turnover rate (b)                                49%           70%             71%            59%            86%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE CHINDIA INDEX FUND (FNI)

                                                    FOR THE        FOR THE         FOR THE       FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011     12/31/2010
                                                 ------------   ------------    ------------   ------------   ------------
Net asset value, beginning of period              $     28.22    $    20.97      $    18.23     $    25.01     $    21.28
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.20          0.20            0.35           0.27           0.17
Net realized and unrealized gain (loss)                  0.48          7.26            2.74          (6.75)          3.73
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         0.68          7.46            3.09          (6.48)          3.90
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.27)        (0.21)          (0.35)         (0.30)         (0.17)
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     28.63    $    28.22      $    20.97     $    18.23     $    25.01
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (a)                                         2.37%        35.81%          17.11%        (26.02)%        18.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   111,663    $   71,962      $   66,066     $   79,287     $  176,352
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.65%         0.66%           0.73%          0.66%          0.66%
Ratio of net expenses to average net assets              0.60%         0.60%           0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
     average net assets                                  0.54%         0.79%           1.60%          1.00%          0.74%
Portfolio turnover rate (b)                                40%           40%             29%            23%            34%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (FCG)

                                                    FOR THE        FOR THE         FOR THE       FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011     12/31/2010
                                                 ------------   ------------    ------------   ------------   ------------
Net asset value, beginning of period              $   19.53      $    15.67      $    18.19     $    19.60     $    17.52
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.14          0.07            0.07           0.08           0.03
Net realized and unrealized gain (loss)                 (8.30)         3.86           (2.52)         (1.41)          2.10
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                        (8.16)         3.93           (2.45)         (1.33)          2.13
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.15)        (0.07)          (0.07)         (0.08)         (0.05)
Return of capital                                          --            --              --             --          (0.00)(a)
                                                  -----------    ----------      ----------     ----------     ----------

Total distributions                                     (0.15)        (0.07)          (0.07)         (0.08)         (0.05)
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     11.22    $    19.53      $    15.67     $    18.19     $    19.60
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (b)                                       (42.02)%       25.13%         (13.51)%        (6.85)%        12.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   246,946    $  464,795      $  387,899     $  346,556     $  396,893
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.61%         0.60%           0.63%          0.63%          0.65%
Ratio of net expenses to average net assets              0.60%         0.60%           0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
     average net assets                                  0.74%         0.40%           0.40%          0.39%          0.19%
Portfolio turnover rate (c)                                42%           49%             41%            43%            93%


(a)   Amount represents less than $0.01 share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE WATER INDEX FUND (FIW)

                                                    FOR THE        FOR THE         FOR THE       FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011     12/31/2010
                                                 ------------   ------------    ------------   ------------   ------------
Net asset value, beginning of period              $     33.79    $    25.99      $    20.71     $    22.13     $    18.66
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.25          0.21            0.23           0.16           0.18
Net realized and unrealized gain (loss)                 (0.14)         7.80            5.30          (1.39)          3.43
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         0.11          8.01            5.53          (1.23)          3.61
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.25)        (0.21)          (0.25)         (0.19)         (0.14)
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     33.65    $    33.79      $    25.99     $    20.71     $    22.13
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (a)                                         0.36%        30.91%          26.83%         (5.62)%        19.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   198,550    $  197,643      $   72,769     $   57,986     $   53,111
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.59%         0.60%           0.63%          0.64%          0.69%
Ratio of net expenses to average net assets              0.59%         0.60%           0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
     average net assets                                  0.75%         0.75%           1.02%          0.79%          0.96%
Portfolio turnover rate (b)                                24%           45%             31%            31%            38%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

                                                    FOR THE        FOR THE         FOR THE       FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011     12/31/2010
                                                 ------------   ------------    ------------   ------------   ------------
Net asset value, beginning of period              $     21.93    $    18.46      $    17.57     $    15.92     $    14.27
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.80          0.69            0.71           0.61           0.57
Net realized and unrealized gain (loss)                  2.01          3.47            0.89           1.65           1.66
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         2.81          4.16            1.60           2.26           2.23
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.80)        (0.69)         ( 0.71)         (0.61)         (0.58)
Return of capital                                          --            --              --             --          (0.00)(a)
                                                  -----------    ----------      ----------     ----------     ----------

Total distributions                                     (0.80)        (0.69)          (0.71)         (0.61)         (0.58)
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     23.94    $    21.93      $    18.46     $    17.57     $    15.92
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (b)                                        12.96%        22.71%           9.14%         14.44%         16.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   985,151    $  687,437      $  545,517     $  447,030     $  143,294
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.49%         0.49%           0.51%          0.56%          0.66%
Ratio of net expenses to average net assets              0.45%         0.45%           0.45%          0.45%          0.45%
Ratio of net investment income (loss) to
     average net assets                                  3.55%         3.61%           3.88%          3.98%          4.22%
Portfolio turnover rate (c)                                40%           35%             31%            27%            30%


(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

                                                    FOR THE        FOR THE         FOR THE       FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011     12/31/2010
                                                 ------------   ------------    ------------   ------------   ------------
Net asset value, beginning of period              $     36.35    $    26.10      $    22.98     $    23.74     $    19.69
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.41          0.17            0.27           0.05           0.15
Net realized and unrealized gain (loss)                  6.49         10.25            3.14          (0.70)          4.02
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         6.90         10.42            3.41          (0.65)          4.17
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.45)        (0.17)          (0.29)         (0.11)         (0.12)
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     42.80    $    36.35      $    26.10     $    22.98     $    23.74
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (a)                                        19.13%        39.95%          14.86%         (2.77)%        21.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   577,828    $  288,945      $   84,815     $   73,539     $   75,955
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.61%         0.63%           0.68%          0.68%          0.75%
Ratio of net expenses to average net assets              0.60%         0.60%           0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
     average net assets                                  1.10%         0.60%           1.01%          0.23%          0.79%
Portfolio turnover rate (b)                                27%           38%             34%            27%            24%



FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

                                                    FOR THE        FOR THE         FOR THE       FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011     12/31/2010
                                                 ------------   ------------    ------------   ------------   ------------

Net asset value, beginning of period              $     34.77   $     24.70      $    20.80     $    21.10     $    17.63
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.32          0.10            0.31           0.06           0.17
Net realized and unrealized gain (loss)                  4.97         10.06            3.92          (0.28)          3.46
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         5.29         10.16            4.23          (0.22)          3.63
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.33)        (0.09)          (0.33)         (0.08)         (0.16)
                                                  -----------    ----------      ----------     ----------     ----------


Net asset value, end of period                    $     39.73    $    34.77      $    24.70     $    20.80     $    21.10
                                                  ===========    ==========      ==========     ==========     ==========


TOTAL RETURN (a)                                        15.35%        41.24%          20.31%         (1.08)%        20.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   117,195    $   90,396      $   41,982     $   30,157     $   22,151
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.64%         0.67%           0.76%          0.78%          0.94%
Ratio of net expenses to average net assets              0.60%         0.60%           0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
     average net assets                                  0.90%         0.38%           1.34%          0.31%          1.02%
Portfolio turnover rate (b)                                23%           33%             40%            37%            19%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

                                                    FOR THE        FOR THE         FOR THE       FOR THE         FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011      12/31/2010
                                                 ------------   ------------    ------------   ------------    ------------
Net asset value, beginning of period              $     35.43    $    25.86      $    24.14     $    25.69      $    21.16
                                                  -----------    ----------      ----------     ----------      ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.45          0.24            0.19           0.00(a)(d)      0.10
Net realized and unrealized gain (loss)                  8.32          9.59            1.74          (1.47)           4.53
                                                  -----------    ----------      ----------     ----------      ----------

Total from investment operations                         8.77          9.83            1.93          (1.47)           4.63
                                                  -----------    ----------      ----------     ----------      ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.53)        (0.26)          (0.21)         (0.08)          (0.10)
                                                  -----------    ----------      ----------     ----------      ----------

Net asset value, end of period                    $     43.67    $    35.43      $    25.86     $    24.14      $    25.69
                                                  ===========    ==========      ==========     ==========      ==========

TOTAL RETURN (b)                                        24.83%        38.12%           8.02%         (5.75)%         21.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   366,869    $  177,165      $  106,008     $  149,660      $  453,416
Ratios to average net assets:
Ratio of total expenses to average net assets            0.61%         0.62%           0.65%          0.63%           0.70%
Ratio of net expenses to average net assets              0.60%         0.60%           0.60%          0.60%           0.60%
Ratio of net investment income to average
     net assets                                          1.32%         0.80%           0.63%         (0.02)%          0.71%
Portfolio turnover rate (c)                                20%           33%             26%            21%             26%


(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)   Per share amounts have been calculated using the average share method.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

                                                    FOR THE        FOR THE         FOR THE       FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011     12/31/2010
                                                 ------------   ------------    ------------   ------------   ------------
Net asset value, beginning of period              $     36.11    $    25.56      $    22.97     $    24.95     $    22.41
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.47          0.37            0.48           0.37           0.30
Net realized and unrealized gain (loss)                  0.50         10.55            2.62          (1.98)          2.55
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         0.97         10.92            3.10          (1.61)          2.85
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.47)        (0.37)          (0.51)         (0.37)         (0.31)
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     36.61    $    36.11      $    25.56     $    22.97     $    24.95
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (a)                                         2.72%        42.89%          13.52%         (6.48)%        12.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   109,818    $   52,362      $    8,945     $   12,634     $    9,979
Ratios to average net assets:
Ratio of total expenses to average net assets            0.64%         0.76%           1.04%          0.96%          1.16%
Ratio of net expenses to average net assets              0.60%         0.60%           0.60%          0.60%          0.60%
Ratio of net investment income to average
     net assets                                          1.41%         1.38%           1.90%          1.62%          1.40%
Portfolio turnover rate (b)                                26%           29%             17%            29%            26%



FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

                                                    FOR THE        FOR THE         FOR THE       FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011     12/31/2010
                                                 ------------   ------------    ------------   ------------   ------------

Net asset value, beginning of period              $     17.90    $     9.48      $     9.65     $    16.42     $    16.09
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.13          0.07            0.13          (0.03)         (0.01)
Net realized and unrealized gain (loss)                 (0.66)         8.42           (0.18)         (6.74)          0.34
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                        (0.53)         8.49           (0.05)         (6.77)          0.33
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.14)        (0.07)          (0.12)            --             --
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     17.23    $    17.90      $     9.48     $     9.65     $    16.42
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (a)                                        (3.05)%       89.79%          (0.50)%       (41.23)%         2.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $    89,616    $   97,574      $   13,740     $   20,740     $   36,120
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.64%         0.70%           0.98%          0.77%          0.78%
Ratio of net expenses to average net assets              0.60%         0.60%           0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
     average net assets                                  0.61%         0.60%           1.19%         (0.18)%        (0.07)%
Portfolio turnover rate (b)                                37%           49%             24%            22%            22%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

                                                    FOR THE        FOR THE         FOR THE       FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011     12/31/2010
                                                 ------------   ------------    ------------   ------------   ------------
Net asset value, beginning of period              $     69.12    $    46.05      $    32.68     $    39.07     $    28.54
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.04         (0.10)         (0.22)          (0.30)         (0.17)
Net realized and unrealized gain (loss)                 32.88         23.17           13.59          (6.09)         10.70
                                                  -----------    ----------      ----------     ---- ------    ----------

Total from investment operations                        32.92         23.07           13.37          (6.39)         10.53
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.05)             --              --             --             --
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $    101.99    $    69.12      $    46.05     $    32.68     $    39.07
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (a)                                        47.63%        50.10%          40.91%        (16.36)%        36.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $ 2,126,581    $  953,910      $  239,445     $  183,030     $  201,220
Ratios to average net assets:
Ratio of total expenses to average net assets            0.58%         0.60%           0.61%          0.61%          0.66%
Ratio of net expenses to average net assets              0.58%         0.60%           0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
     average net assets                                  0.06%        (0.26)%         (0.48)%        (0.54)%        (0.60)%
Portfolio turnover rate (b)                                58%           48%             39%            44%            35%



FIRST TRUST S&P REIT INDEX FUND (FRI)

                                                    FOR THE        FOR THE         FOR THE       FOR THE        FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011     12/31/2010
                                                 ------------   ------------    ------------   ------------   ------------

Net asset value, beginning of period              $     17.54    $    17.75      $    15.47     $    14.65     $    11.72
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.41          0.52            0.38           0.28           0.29
Net realized and unrealized gain (loss)                  4.75         (0.19)           2.30           0.88           2.94
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         5.16          0.33            2.68           1.16           3.23
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.46)        (0.54)          (0.37)         (0.34)         (0.30)
Net realized gain                                          --            --           (0.03)            --             --
                                                  -----------    ----------      ----------     ----------     ----------
Total distributions                                     (0.46)        (0.54)          (0.40)         (0.34)         (0.30)
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     22.24    $    17.54      $    17.75     $    15.47     $    14.65
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (a)                                        29.61%         1.82%          17.39%          7.90%         27.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   339,130    $  148,210      $  402,888     $  324,961     $   71,066
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.50%         0.50%           0.50%          0.57%          0.69%
Ratio of net expenses to average net assets              0.50%         0.50%           0.50%          0.50%          0.50%
Ratio of net investment income (loss) to
     average net assets                                  2.35%         2.31%           2.15%          2.03%          2.60%
Portfolio turnover rate (b)                                11%           11%              8%             9%            16%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

                                                    FOR THE        FOR THE         FOR THE       FOR THE         FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011      12/31/2010
                                                 ------------   ------------    ------------   ------------    ------------
Net asset value, beginning of period              $     25.80    $    19.34      $    18.16     $    20.30     $    17.21
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.27          0.21            0.34           0.21           0.29
Net realized and unrealized gain (loss)                  0.34          6.47            1.24          (2.14)          3.09
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         0.61          6.68            1.58          (1.93)          3.38
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.28)        (0.22)          (0.40)         (0.21)         (0.29)
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     26.13    $    25.80      $    19.34     $    18.16     $    20.30
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (a)                                         2.36%        34.65%           8.74%         (9.56)%        19.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $     5,225    $    5,160      $    3,868     $   6,357      $    7,106
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            3.17%         2.01%           1.85%          1.39%          1.35%
Ratio of net expenses to average net assets              0.70%         0.70%           0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
     average net assets                                  1.05%         0.91%           1.64%          1.05%          1.29%
Portfolio turnover rate (b)                               183%          186%            203%           184%           205%



FIRST TRUST US IPO INDEX FUND (FPX)

                                                    FOR THE        FOR THE         FOR THE       FOR THE         FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011      12/31/2010
                                                 ------------   ------------    ------------   ------------    ------------

Net asset value, beginning of period              $     45.34    $    30.82      $    23.99     $    23.51     $    20.08
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.41          0.22            0.31           0.18           0.20
Net realized and unrealized gain (loss)                  4.97         14.53            6.87           0.55           3.45
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         5.38         14.75            7.18           0.73           3.65
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.40)        (0.23)          (0.35)         (0.25)         (0.22)
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     50.32    $    45.34      $    30.82     $    23.99     $    23.51
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (a)                                        11.91%        47.98%          30.01%          3.11%         18.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   535,943    $  351,376      $   24,659     $   15,594     $   15,283
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.60%         0.66%           1.01%          1.01%          1.32%
Ratio of net expenses to average net assets              0.60%         0.60%           0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
     average net assets                                  0.89%         0.69%           1.27%          0.70%          1.28%
Portfolio turnover rate (b)                                46%           30%             48%            44%            43%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

                                                    FOR THE        FOR THE         FOR THE       FOR THE         FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011      12/31/2010
                                                 ------------   ------------    ------------   ------------    ------------
Net asset value, beginning of period              $     18.44    $    13.27      $    12.37     $    13.52     $    10.44
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.11          0.06            0.15           0.08           0.00(a)
Net realized and unrealized gain (loss)                  1.98          5.17            0.90          (1.15)          3.08
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         2.09          5.23            1.05          (1.07)          3.08
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.12)        (0.06)          (0.15)         (0.08)            --
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     20.41    $    18.44      $    13.27     $    12.37     $    13.52
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (b)                                        11.33%        39.44%           8.53%         (7.92)%        29.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $    60,008    $   56,058      $   45,635     $   55,543     $   88,431
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.84%         0.87%           0.87%          0.82%          0.87%
Ratio of net expenses to average net assets              0.70%         0.70%           0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
     average net assets                                  0.57%         0.35%           1.03%          0.47%          0.01%
Portfolio turnover rate (c)                               325%          350%            304%           202%           266%


(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

                                                    FOR THE        FOR THE         FOR THE       FOR THE         FOR THE
                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                  12/31/2014     12/31/2013      12/31/2012     12/31/2011      12/31/2010
                                                 ------------   ------------    ------------   ------------    ------------
Net asset value, beginning of period                  $ 21.36    $    17.29      $    16.01     $    15.08     $    13.37
                                                  -----------    ----------      ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.58          0.50            0.50           0.42           0.41(a)
Net realized and unrealized gain (loss)                  2.78          4.06            1.28           0.93           1.71
                                                  -----------    ----------      ----------     ----------     ----------

Total from investment operations                         3.36          4.56            1.78           1.35           2.12
                                                  -----------    ----------      ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.59)        (0.49)          (0.50)         (0.42)         (0.40)
Return of capital                                          --            --              --             --          (0.01)
                                                  -----------    ----------      ----------     ----------     ----------
Total distributions to shareholders                     (0.59)        (0.49)          (0.50)         (0.42)         (0.41)
                                                  -----------    ----------      ----------     ----------     ----------

Net asset value, end of period                    $     24.13    $    21.36      $    17.29     $    16.01     $    15.08
                                                  ===========    ==========      ==========     ==========     ==========

TOTAL RETURN (b)                                        15.94%        26.57%          11.17%          9.03%         16.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $ 1,089,299    $  796,361      $  508,103     $  366,399     $  218,510
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets            0.75%         0.76%           0.78%          0.79%          0.84%
Ratio of net expenses to average net assets              0.70%         0.70%           0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
     average net assets                                  2.63%         2.57%           3.03%          2.84%          2.94%
Portfolio turnover rate (c)                                63%           71%             54%            53%            55%


(a)   Per share amounts have been calculated using the average share method.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                               OTHER INFORMATION

CONTINUOUS OFFERING

Each Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by a Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of each Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

                     This page is intentionally left blank.

FIRST TRUST                                     First Trust Exchange-Traded Fund
--------------------------------------------------------------------------------


                        First Trust Capital Strength ETF
             First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund
                   First Trust Dow Jones Internet Index Fund
                First Trust Dow Jones Select MicroCap Index Fund
                       First Trust ISE Chindia Index Fund
                 First Trust ISE-Revere Natural Gas Index Fund
                        First Trust ISE Water Index Fund
              First Trust Morningstar Dividend Leaders Index Fund
                First Trust NASDAQ-100 Equal Weighted Index Fund
             First Trust NASDAQ-100 Ex-Technology Sector Index Fund
              First Trust NASDAQ-100-Technology Sector Index Fund
              First Trust NASDAQ(R) ABA Community Bank Index Fund
          First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
                 First Trust NYSE Arca Biotechnology Index Fund
                        First Trust S&P REIT Index Fund
                  First Trust Total US Market AlphaDEX(R) ETF
                         First Trust US IPO Index Fund
               First Trust Value Line(R) 100 Exchange-Traded Fund
                 First Trust Value Line(R) Dividend Index Fund


FOR MORE INFORMATION

For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Funds' performance during the last fiscal year. The Funds' most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Funds at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Funds, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Funds by sending a request (along with a duplication fee) to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.



First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675                                            SEC File #: 333-125751
www.ftportfolios.com                                                   811-21774

                      STATEMENT OF ADDITIONAL INFORMATION

                   INVESTMENT COMPANY ACT FILE NO. 811-21774
                        FIRST TRUST EXCHANGE-TRADED FUND

                                                                             TICKER
                           FUND NAME                                         SYMBOL         EXCHANGE
                           ---------                                         ------         --------
FIRST TRUST CAPITAL STRENGTH ETF                                              FTCS          NASDAQ(R)
FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND                         VIXH          NYSE ARCA
FIRST TRUST DOW JONES INTERNET INDEX FUND                                     FDN           NYSE ARCA
FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND                              FDM           NYSE ARCA
FIRST TRUST ISE CHINDIA INDEX FUND                                            FNI           NYSE ARCA
FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND                                 FCG           NYSE ARCA
FIRST TRUST ISE WATER INDEX FUND                                              FIW           NYSE ARCA
FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND                           FDL           NYSE ARCA
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND                              QQEW          NASDAQ(R)
FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND                        QQXT          NASDAQ(R)
FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND                           QTEC          NASDAQ(R)
FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND                           QABA          NASDAQ(R)
FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND                   QCLN          NASDAQ(R)
FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND                                FBT           NYSE ARCA
FIRST TRUST S&P REIT INDEX FUND                                               FRI           NYSE ARCA
FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (FORMERLY KNOWN AS                TUSA          NASDAQ(R)
   FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND - FVI)
FIRST TRUST US IPO INDEX FUND                                                 FPX           NYSE ARCA
FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND                            FVL           NYSE ARCA
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND                                 FVD           NYSE ARCA

                               DATED MAY 1, 2015

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2015, as it may be revised from time to time (the "Prospectus") for each of the First Trust Capital Strength ETF, First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund, First Trust Dow Jones Internet Index Fund, First Trust Dow Jones Select MicroCap Index Fund, First Trust ISE Chindia Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Water Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ(R) ABA Community Bank Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust S&P REIT Index Fund, First Trust Total US Market AlphaDEX(R) ETF, First Trust US IPO Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund and First Trust Value Line(R) Dividend Index Fund (each, a "Fund" and collectively, the "Funds"), each a series of the First Trust Exchange-Traded Fund (the "Trust"). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at
(800) 621-1675.

                               TABLE OF CONTENTS


GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS.................................1

EXCHANGE LISTING AND TRADING...................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................4

INVESTMENT STRATEGIES..........................................................6

SUBLICENSE AGREEMENTS.........................................................13

INVESTMENT RISKS..............................................................26

MANAGEMENT OF THE FUNDS.......................................................32

ACCOUNTS MANAGED BY INVESTMENT COMMITTEE......................................51

BROKERAGE ALLOCATIONS.........................................................51

CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT,
   INDEX PROVIDERS AND EXCHANGES..............................................55

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES...............................58

ADDITIONAL INFORMATION........................................................60

PROXY VOTING POLICIES AND PROCEDURES..........................................62

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS.........................63

FEDERAL TAX MATTERS...........................................................74

DETERMINATION OF NET ASSET VALUE..............................................81

DIVIDENDS AND DISTRIBUTIONS...................................................83

MISCELLANEOUS INFORMATION.....................................................84

FINANCIAL STATEMENTS..........................................................84

EXHIBIT A - PRINCIPAL HOLDERS TABLE..........................................A-1

EXHIBIT B - PROXY VOTING GUIDELINES..........................................B-1

      The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Reports to Shareholders dated December 31, 2014, which were filed with the Securities and Exchange Commission ("SEC") on March 9, 2015. The financial statements from such Annual Reports are incorporated herein by reference. The Annual Reports are available without charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

      The Trust was organized as a Massachusetts business trust on August 8, 2003 and is authorized to issue an unlimited number of shares in one or more series or "Funds." The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares in 19 series called the First Trust Capital Strength ETF (the "Capital Strength ETF"), First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (the "Tail Hedge Fund"), First Trust Dow Jones Internet Index Fund (the "Internet Fund"), First Trust Dow Jones Select MicroCap Index Fund (the "MicroCap Fund"), First Trust ISE Chindia Index Fund (the "ISE Chindia Fund"), First Trust ISE-Revere Natural Gas Index Fund (the "ISE Gas Fund"), First Trust ISE Water Index Fund (the "ISE Water Fund"), First Trust Morningstar Dividend Leaders Index Fund (the "Dividend Leaders Fund"), First Trust NASDAQ-100 Equal Weighted Index Fund (the "Equal Weighted Fund"), First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the "Ex-Technology Fund"), First Trust NASDAQ-100-Technology Sector Index Fund (the "Technology Fund"), First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Community Bank Fund"), First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Clean Edge(R) Fund"), First Trust NYSE Arca Biotechnology Index Fund (the "Biotech Fund"), First Trust S&P REIT Index Fund (the "S&P REIT Fund"), First Trust Total US Market AlphaDEX(R) ETF (the "Total US Market AlphaDEX(R) ETF"), First Trust US IPO Index Fund (the "US IPO Fund"), First Trust Value Line(R) 100 Exchange-Traded Fund (the "Value Line(R) 100 Fund") and First Trust Value Line(R) Dividend Index Fund (the "Value Line(R) Dividend Fund"). On January 9, 2015, First Trust ValueLine(R) Equity Allocation Index Fund changed its name to First Trust Total US Market AlphaDEX(R) ETF pursuant to the approval of the Board of Trustees of the Trust. On June 4, 2013, First Trust Strategic Value Index Fund changed its name to First Trust Capital Strength ETF pursuant to the approval of the Board of Trustees of the Trust. Prior to June 18, 2010, First Trust Strategic Value Index Fund was named First Trust DB Strategic Value Index Fund. The Tail Hedge Fund, the Internet Fund, the ISE Chindia Fund, the Dividend Leaders Fund, the Clean Edge(R) Fund, the Biotech Fund, and the US IPO Fund are non-diversified series, while the Capital Strength ETF, the MicroCap Fund, the ISE Gas Fund, the ISE Water Fund, the Equal Weighted Fund, the Ex-Technology Fund, the Technology Fund, the Community Bank Fund, the S&P REIT Fund, the Total US Market AlphaDEX(R) ETF, the Value Line(R) 100 Fund and the Value Line(R) Dividend Fund are diversified series.

      This SAI relates to all of the Funds. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

      The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

      The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

      Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter.

      The Trust's Declaration of Trust (the "Declaration") provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended by the Trustees without a shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Funds, and ownership of Fund shares may be disclosed by the Funds if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees. The Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

      The Trust is not required to and does not intend to hold annual meetings of shareholders.

      Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.

      The Funds are advised by First Trust Advisors L.P. (the "Advisor" or "First Trust").

      The shares of each Fund list and principally trade on NYSE Arca, Inc., an affiliate of NYSE Euronext(SM), Inc. ("NYSE Arca") or The NASDAQ(R) Stock Market, LLC ("NASDAQ(R)"), as shown on the cover of this SAI. The shares of each Fund will trade on NYSE Arca or NASDAQ(R) at market prices that may be below, at or above net asset value. Each Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of securities (the "Deposit Securities") included in each Fund's corresponding Index (as hereinafter defined), together with the deposit of a specified cash payment (the "Cash Component"). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of a Fund.

      The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled "Creation and Redemption of Creation Unit Aggregations." In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

      There can be no assurance that the requirements of NYSE Arca or NASDAQ(R) necessary to maintain the listing of shares of a Fund will continue to be met. NYSE Arca or NASDAQ(R) may, but are not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of such Fund for 30 or more consecutive trading days; (ii) the value of such Fund's Index (as defined below) is no longer calculated or available; or
(iii) such other event shall occur or condition exist that, in the opinion of NYSE Arca or NASDAQ(R), makes further dealings on NYSE Arca or NASDAQ(R) inadvisable. Please note that NYSE Arca may have a conflict of interest with respect to the Tail Hedge Fund, the Biotech Fund, the Community Bank Fund, the Value Line(R) 100 Fund and the Value Line(R) Dividend Fund because shares of such Funds are listed on NYSE Arca and NYSE Arca is also each such Fund's index calculation agent (and in the case of the Biotech Fund, its Index Provider as well). Additionally, NASDAQ(R) may have a conflict of interest with respect to the Capital Strength ETF, the Equal Weighted Fund, the Ex-Technology Fund, the Technology Fund, the Community Bank Fund, the Clean Edge(R) Fund and the Total US Market AlphaDEX(R) ETF because shares of such Funds are listed on NASDAQ(R) and NASDAQ(R) is also each such Fund's Index Provider. NYSE Arca or NASDAQ(R) will remove the shares of a Fund from listing and trading upon termination of such Fund.

      As in the case of other stocks traded on NYSE Arca or NASDAQ(R), brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

      The Funds reserve the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

      The Prospectus describes the investment objectives and certain policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

      Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund:

            (1) A Fund may not issue senior securities, except as permitted under the 1940 Act.

            (2) A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments); and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).

            (3) A Fund will not underwrite the securities of other issuers except to the extent a Fund may be considered an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities.

            (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

            (5) A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of a Fund's total assets.

            (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

            (7) A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Fund's Index is based on concentrations in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

            (8) The Capital Strength ETF, the MicroCap Fund, the ISE Gas Fund, the ISE Water Fund, the Equal Weighted Fund, the Ex-Technology Fund, the Technology Fund, the Community Bank Fund, the S&P REIT Fund, the Total US Market AlphaDEX(R) ETF, the Value Line(R) 100 Fund and the Value Line(R) Dividend Fund are subject to the following fundamental policy: each such Fund may not, as to 75% of its total assets, purchase the securities of any issuer (except securities of other investment companies or securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund's total assets is at least 300% of the principal amount of all of a Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of a Fund's total assets). In the event that such asset coverage shall at any time fall below 300%, the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

      The fundamental investment limitations set forth above limit the Funds' ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

      Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

      The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of a Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

      In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

                             INVESTMENT STRATEGIES

      Under normal circumstances, each Fund will invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks that comprise such Fund's corresponding equity index as set forth below (each an "Index" and collectively, the "Indices") or in depositary receipts that may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other depositary receipts (collectively "Depositary Receipts") representing securities in such Index. Fund shareholders are entitled to 60 days' notice prior to any change in this non-fundamental investment policy.

             FUND                                          INDEX
Capital Strength ETF                    The Capital Strength Index(SM) (1)
Tail Hedge Fund                         CBOE(R) VIX(R) Tail Hedge Index
Internet Fund                           Dow Jones Internet Composite Index(SM)
MicroCap Fund                           Dow Jones Select MicroCap Index(SM)
ISE Chindia Fund                        ISE Chindia Index(TM)
ISE Gas Fund                            ISE-REVERE Natural Gas Index(TM)
ISE Water Fund                          ISE Water Index(TM)
Dividend Leaders Fund                   Morningstar(R) Dividend Leaders(SM) Index
Equal Weighted Fund                     NASDAQ-100 Equal Weighted Index(SM)
Ex-Technology Fund                      NASDAQ-100 Ex-Tech Sector Index(SM)
Technology Fund                         NASDAQ-100 Technology Sector Index(SM)
Community Bank Fund                     NASDAQ OMX(R) ABA Community Bank Index(SM)
Clean Edge(R) Fund                      NASDAQ(R) Clean Edge(R) Green Energy Index(SM)
Biotech Fund                            NYSE Arca Biotechnology Index(SM)
S&P REIT Fund                           S&P United States REIT Index(2)
Total US Market AlphaDEX(R) ETF         NASDAQ AlphaDEX(R) Total US Market Index(3)
US IPO Fund                             IPOX(R)-100 U.S. Index
Value Line(R) 100 Fund                  Value Line(R) 100 Index(TM)
Value Line(R) Dividend Fund             Value Line(R) Dividend Index(TM)

--------------------------------------------
(1) On June 18, 2010, the Fund's Index changed from the Deutsche Bank CROCI(R) US + Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). On June 4, 2013, the Fund's Index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(SM).

(2) Prior to November 6, 2008, the S&P REIT Fund's Index was the S&P REIT Composite Index.

(3) Prior to January 9, 2015, the Total US Market AlphaDEX(R) ETF's Index was the Value Line(R) Equity Allocation Index(TM).

TYPES OF INVESTMENTS

      Depositary Receipts: A Fund's investments may include securities of foreign issuers in the form of sponsored or unsponsored American depositary receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). ADRs and ADSs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and EDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts.

      Equities: The Funds invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. Equity securities in which the Funds invest may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. The Funds may also invest in warrants and rights related to common stocks.

      The Funds may also invest in preferred equity securities. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or action rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

      Fixed Income Investments and Cash Equivalents: Normally, the Funds invest substantially all of their assets to meet their investment objectives; however, for temporary or defensive purposes, the Funds may invest in high quality money market instruments, fixed income investments and cash equivalents on an ongoing basis in order to provide income, liquidity and preserve capital.

      Fixed income investments and cash equivalents held by each Fund may include, without limitation, the types of investments set forth below.

            (1) A Fund may invest in short-term U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal National Mortgage Association. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; and, consequently, the value of such securities may fluctuate.

            (2) A Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

            (3) A Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

            (4) A Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which a Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

            (5) A Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

            (6) A Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. A Fund's portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may invest in commercial paper rated at the day of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's Ratings Group, Inc., or, if unrated, of comparable quality as determined by First Trust.

            (7) A Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds' operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price (until October 2016, when amended Rule 2a-7 will require share prices of non-government money market funds to be valuated at their floating net asset value), it is possible for the Fund to lose money by investing in money market funds.

      Illiquid Securities: The Funds may invest in illiquid securities (i.e., securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities). For purposes of this restriction, illiquid securities include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Advisor the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Advisor to look to factors such as (i) the nature of the market for a security (including the institutional private resale market), the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant factors.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, a Fund will take such steps as is deemed advisable, if any, to protect liquidity.

      Index Call Options. The Tail Hedge Fund may hold index call options on the Chicago Board Options Exchange Market Volatility Index (the "VIX Index"). The VIX Index measures the market's expectation of 30-day volatility in the S&P 500. In most respects, index options are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of securities. Instead, the option holder who exercises an index call option receives an amount of cash if the closing level of the index upon which the option is based is greater than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple. Historically, there has been a negative correlation between the VIX Index and the S&P 500; during periods of time when the S&P 500 declines in value, the VIX Index tends to rise. In those circumstances, the Fund may receive a cash payment upon exercise of the index call options, which may offset some of the Fund's losses on its holdings of equity securities included in the S&P 500. However, in circumstances where the VIX Index decreases, the index call options held by the Fund may expire worthless.

      Money Market Funds: The Funds may invest in shares of money market funds to the extent permitted by the 1940 Act.

      Warrants: The Funds may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

PORTFOLIO TURNOVER

      The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a Fund's investment portfolio that is bought and sold during a year is known as a Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the Funds for the fiscal years ended December 31, 2013 and December 31, 2014 are set forth in the table below. The Capital Strength ETF experienced a significant decrease in portfolio turnover in the fiscal year ended December 31, 2014 because the portfolio turnover rate for the fiscal year ended December 31, 2013 was higher as a result of the change in the Fund's Index in 2013, and there was no such change in the fiscal year ended December 31, 2014.


                                             PORTFOLIO TURNOVER RATE

                                    FISCAL YEAR ENDED      FISCAL YEAR ENDED
                FUND                DECEMBER 31, 2013      DECEMBER 31, 2014
   Capital Strength ETF                    156%                   89%
   Tail Hedge Fund                           4%                    7%
   Internet Fund                            17%                   27%
   MicroCap Fund                            70%                   49%
   ISE Chindia Fund                         40%                   40%
   ISE Gas Fund                             49%                   42%
   ISE Water Fund                           45%                   24%
   Dividend Leaders Fund                    35%                   40%
   Equal Weighted Fund                      38%                   27%

   Ex-Technology Fund                       33%                   23%
   Technology Fund                          33%                   20%
   Community Bank Fund                      29%                   26%
   Clean Edge(R) Fund                       49%                   37%
   Biotech Fund                             48%                   58%
   S&P REIT Fund                            11%                   11%
   Total US Market AlphaDEX(R) ETF         186%                  183%
   US IPO Fund                              30%                   46%
   Value Line(R) 100 Fund                  350%                  325%
   Value Line(R) Dividend Fund              71%                   63%

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain Funds, with notice to the Board of Trustees, to lend portfolio securities representing up to 33-1/3% of the value of their total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks or other institutions, which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.

      In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the applicable Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

                             SUBLICENSE AGREEMENTS

      The Trust on behalf of each Fund relies on a product license agreement (each, a "Product License Agreement") by and between the provider of each Index (each, an "Index Provider") and First Trust and a related sublicense agreement (the "Sublicense Agreement") with First Trust that grants the Trust, on behalf of each Fund, a non-exclusive and non-transferable sublicense to use certain intellectual property of such Index Provider as set forth below, in connection with the issuance, distribution, marketing and/or promotion of each Fund. Pursuant to each Sublicense Agreement, each Fund has agreed to be bound by certain provisions of each Product License Agreement. Pursuant to each Product License Agreement, First Trust will pay each Index Provider an annual license fee. Under the Sublicense Agreements, each Fund will reimburse First Trust for its costs associated with the Product License Agreement in the amount set forth below; except with respect to the Capital Strength ETF, which will not be obligated to reimburse First Trust in an annual amount of more than 0.10% of the assets of the Fund.

FUND                                 INDEX                                            INDEX PROVIDER
Capital Strength ETF(1)              The Capital Strength Index(SM)                   The NASDAQ OMX Group, Inc.

Tail Hedge Fund                      CBOE(R) VIX(R) Tail Hedge Index                  Chicago Board Options Exchange,
                                                                                      Incorporated

Internet Fund                        Dow Jones Internet Composite Index(SM)           S&P Dow Jones Indices, LLC

MicroCap Fund                        Dow Jones Select MicroCap Index(SM)              S&P Dow Jones Indices, LLC

ISE Chindia Fund                     ISE Chindia Index(TM)                            International Securities Exchange, LLC

ISE Gas Fund                         ISE-REVERE Natural Gas Index(TM)                 International Securities Exchange, LLC

ISE Water Fund                       ISE Water Index(TM)                              International Securities Exchange, LLC

Dividend Leaders Fund                Morningstar(R) Dividend Leaders(SM) Index        Morningstar, Inc.

Equal Weighted Fund                  NASDAQ-100 Equal Weighted Index(SM)              The NASDAQ OMX Group, Inc.

Ex-Technology Fund                   NASDAQ-100 Ex-Tech Sector Index(SM)              The NASDAQ OMX Group, Inc.

Technology Fund                      NASDAQ-100 Technology Sector Index(SM)           The NASDAQ OMX Group, Inc.

Community Bank Fund                  NASDAQ OMX(R) ABA Community Bank Index(SM)       The NASDAQ OMX Group, Inc.

FUND                                 INDEX                                            INDEX PROVIDER
Clean Edge(R) Fund                   NASDAQ(R) Clean Edge(R) Green Energy Index(SM)   The NASDAQ OMX Group, Inc.

Biotech Fund                         NYSE Arca Biotechnology Index(SM)                NYSE Euronext

S&P REIT Fund(2)                     S&P United States REIT Index                     S&P Dow Jones Indices, LLC

Total US Market AlphaDEX(R) ETF(3)   NASDAQ AlphaDEX(R) Total US Market Index         The NASDAQ OMX Group, Inc.

US IPO Fund                          IPOX(R)-100 U.S. Index                           IPOX(R) Schuster LLC

Value Line(R) 100 Fund               Value Line(R) 100 Index(TM)                      Value Line(R) Publishing, Inc.

Value Line(R) Dividend Fund          Value Line(R) Dividend Index(TM)                 Value Line(R) Publishing, Inc.

--------------------
(1) On June 18, 2010, the Fund's Index changed from the Deutsche Bank CROCI(R) US + Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). On June 4, 2013, the Fund's Index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(SM).

(2) Prior to November 6, 2008, the S&P REIT Fund's Index was the S&P REIT Composite Index.

(3) Prior to January 9, 2015, the Total US Market AlphaDEX(R) ETF's Index was the Value Line(R) Equity Allocation Index(TM).


Capital Strength ETF Disclaimer

      The Fund is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX") or its affiliates (NASDAQ OMX with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of The Capital Strength Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Fund is in the licensing of The Capital Strength Index(SM), and certain trade names of the Corporations and the use of The Capital Strength Index(SM), which are determined, composed and calculated by NASDAQ OMX without regard to First Trust or the Fund. NASDAQ OMX has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating The Capital Strength Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund Shares to be issued or in the determination or calculation of the equation by which Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

      THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CAPITAL STRENGTH INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE

CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CAPITAL STRENGTH INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CAPITAL STRENGTH INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Tail Hedge Fund

      S&P(R) and S&P 500(R) are registered trademarks of Standard & Poor's Financial Services LLC ("SPFS"); and CBOE(R), Chicago Board Options Exchange(R), CBOE Volatility Index(R) and VIX(R) are registered trademarks of Chicago Board Options Exchange, Incorporated ("CBOE(R)"); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by First Trust.

      THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, SPFS, THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, "S&P") OR BY CHICAGO BOARD OPTIONS EXCHANGE AND ITS AFFILIATES ("CBOE(R)"). S&P AND CBOE(R) MAKE NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE CBOE(R) VIX(R) TAIL HEDGE (THE "INDEX") TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTIONS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("LICENSEE") IS IN THE LICENSING OF THE CERTAIN TRADEMARKS AND TRADE NAMES AND THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY CBOE(R) WITHOUT REGARD TO THE LICENSEE OR THE FUND. S&P AND CBOE(R) HAVE NO OBLIGATION TO TAKE THE NEEDS OF FIRST TRUST OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. S&P AND CBOE(R) ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND SHARES ARE TO BE CONVERTED INTO CASH. S&P AND CBOE(R) HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. THERE IS NO ASSURANCE THAT INVESTMENT PRODUCTS BASED ON THE INDEX WILL ACCURATELY TRACK INDEX PERFORMANCE OR PROVIDE POSITIVE INVESTMENT RETURNS. S&P DOW JONES INDICES LLC IS NOT AN

INVESTMENT ADVISOR. INCLUSION OF A SECURITY WITHIN AN INDEX IS NOT A RECOMMENDATION BY S&P OR CBOE(R) TO BUY, SELL OR HOLD SUCH SECURITY, NOR IS IT CONSIDERED TO BE INVESTMENT ADVICE.

      S&P AND CBOE(R) DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P AND CBOE(R) SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, DELAYS OR INTERRUPTIONS THEREIN. S&P AND CBOE(R) MAKE NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. S&P AND CBOE(R) MAKE NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR CBOE(R) HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P.

Internet Fund and MicroCap Fund Disclaimer

      The "Dow Jones Internet Composite Index(SM)" and "Dow Jones Select MicroCap Index(SM)" are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by First Trust. Dow Jones(R), Dow Jones Internet Composite Index(SM) and Dow Jones Select MicroCap Index(SM) are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones"). The foregoing marks have been licensed to SPDJI and have been sublicensed for use for certain purposes by First Trust on behalf of the Funds. The First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones or their respective affiliates. SPDJI, Dow Jones and their respective affiliates make no representation or warranty, express or implied, to the owners of the First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund or any member of the public regarding the advisability of investing in securities generally or in the First Trust Dow Jones Internet Index Fund and First Trust Dow Jones Select MicroCap Index Fund particularly. The only relationship of SPDJI, Dow Jones or any of their respective affiliates to the Licensee with respect to the Indexes is the licensing of certain trademarks, trade names and service marks and of the Dow Jones Internet Composite Index(SM) and Dow Jones Select MicroCap Index(SM) which are determined, composed and calculated by SPDJI without regard to First Trust, First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund. SPDJI and Dow Jones have no obligation to take the needs of First Trust or the owners of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund into consideration in determining, composing or calculating the Dow Jones Internet Composite Index(SM) and Dow Jones Select MicroCap Index(SM). SPDJI, Dow Jones and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund to be issued or in the determination or calculation of the equation by which the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund are to be converted into cash. SPDJI, Dow Jones and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the First Trust Dow Jones Internet Index Fund or First Trust Dow Jones Select MicroCap Index Fund. There is no assurance that investment products based on the Dow Jones Internet Composite Index(SM) and the Dow Jones Select MicroCap Index(SM) will accurately track index performance or provide positive investment returns. SPDJI is not an investment advisor. Inclusion of a security within an index is not a recommendation by SPDJI to buy, sell or hold such security, nor is it considered to be investment advice.

      SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INTERNET COMPOSITE INDEX(SM) AND DOW JONES SELECT MICROCAP INDEX(SM) OR ANY DATA INCLUDED THEREIN AND SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DOW JONES INTERNET INDEX FUND OR FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INTERNET COMPOSITE INDEX(SM) AND DOW JONES SELECT MICROCAP INDEX(SM) OR ANY DATA INCLUDED THEREIN. SPDJI, DOW JONES AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INTERNET COMPOSITE INDEX(SM) AND DOW JONES SELECT MICROCAP INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SPDJI, DOW JONES OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN SPDJI AND FIRST TRUST, OTHER THAN THE LICENSORS OF SPDJI.

ISE Chindia Fund, ISE Gas Fund and ISE Water Fund Disclaimer

      The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. The Index Provider's only relationship to First Trust is the licensing of certain trademarks and trade names of the Index Provider and of the Indexes which are determined, composed and calculated by the Index Provider without regard to First Trust or the Funds. The Index Provider has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be listed or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Funds.

      THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES, OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THE INDEX PROVIDER AND FIRST TRUST.

Dividend Leaders Fund Disclaimer

      MORNINGSTAR, INC. ("MORNINGSTAR"), DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OR USERS OF THE FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL,

PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Equal Weighted Fund, Ex-Technology Fund and Technology Fund Disclaimer

      The Funds are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX") or its affiliates (NASDAQ OMX with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Technology Sector Index(SM) or NASDAQ-100 Ex-Tech Sector Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Fund is in the licensing of the NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Technology Sector Index(SM) or NASDAQ-100 Ex-Tech Sector Index(SM) trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Technology Sector Index(SM) or NASDAQ-100 Ex-Tech Sector Index(SM) which is determined, composed and calculated by NASDAQ OMX without regard to First Trust or the Funds. NASDAQ OMX has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the NASDAQ-100 Equal Weighted Index(SM), NASDAQ-100 Technology Sector Index(SM) or NASDAQ-100 Ex-Tech Sector Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund shares to be issued or in the determination or calculation of the equation by which Fund shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.

      THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM), THE NASDAQ-100 EX-TECH SECTOR INDEX(SM) AND THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY

LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Community Bank Fund Disclaimer

      The Fund is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), American Bankers Association ("ABA") or their affiliates (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ OMX(R) ABA Community Bank Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust Advisors L.P. ("Licensee") is in the licensing of the NASDAQ(R), OMX(R), NASDAQ OMX(R), American Bankers Association, ABA, and NASDAQ OMX(R) ABA Community Bank Index(SM) trademarks, and certain trade names and service marks of the Corporations and the use of the NASDAQ OMX ABA Community Bank Index(SM) which is determined and composed by the Corporations without regard to Licensee or the Fund. The Corporations have no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ OMX ABA Community Bank Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

      THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX ABA COMMUNITY BANK INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY FIRST TRUST OR THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX ABA COMMUNITY BANK INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX ABA COMMUNITY BANK INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      All price history data for the NASDAQ OMX(R) ABA Community Bank Index(SM) prior to its dissemination date, June 8, 2009, is indicative and NASDAQ OMX(R) makes no guarantee of the accuracy of back-tested data.

Clean Edge(R) Fund Disclaimer

      The Fund is not sponsored, endorsed, sold or promoted by NASDAQ(R), Clean Edge(R) or their affiliates (NASDAQ(R) and Clean Edge(R), collectively with their affiliates, are referred to herein as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) to track general stock market or sector performance. The Corporations' relationship to First Trust, with respect to the Fund, consists of: (i) the licensing of certain indexes, trade names, trademarks, and service marks and other proprietary data; (ii) the listing and trading of certain exchange-traded funds; and (iii) the calculating of intra-day portfolio values for the Fund's shares. The Corporations neither recommend nor endorse any investment in the Index or the Fund based thereon. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund. Neither the Index nor the Fund should be construed as investment advice by the Corporations.

      THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      NASDAQ(R) and Clean Edge(R) are not affiliates, but jointly own the Index and have cross-licensed to one another the rights in their respective marks in connection with the Index.

Biotech Fund Disclaimer

      The Index is a trademark of NYSE Group, Inc. ("NYSE") or its affiliates and is licensed for use by First Trust. The Fund is not sponsored or endorsed by NYSE. NYSE makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of shares of the Fund.

      NYSE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NYSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NYSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P REIT Fund Disclaimer

      The S&P United States REIT Index is a product of S&P Dow Jones Indices LLC ("SPDJI"). Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("SPFS"). The foregoing marks have been licensed for use by SPDJI and sublicensed by First Trust Advisors L.P. The First Trust S&P REIT Index Fund is not sponsored, endorsed, sold or promoted by SPDJI or its affiliates, and SPDJI and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

      THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY SPDJI, SPFS AND/OR ITS AFFILIATES (COLLECTIVELY, "SPDJI"). SPDJI DOES NOT MAKE ANY REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P UNITED STATES REIT INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. SPDJI'S ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P UNITED STATES REIT INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY SPDJI WITHOUT REGARD TO FTA OR THE FUND.

SPDJI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P UNITED STATES REIT INDEX. SPDJI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND SHARES ARE TO BE CONVERTED INTO CASH. SPDJI HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUND. THERE IS NO ASSURANCE THAT INVESTMENT PRODUCTS BASED ON THE S&P UNITED STATES REIT INDEX WILL ACCURATELY TRACK INDEX PERFORMANCE OR PROVIDE POSITIVE INVESTMENT RETURNS. S&P DOW JONES INDICES LLC IS NOT AN INVESTMENT ADVISOR. INCLUSION OF A SECURITY WITHIN AN INDEX IS NOT A RECOMMENDATION BY SPDJI TO BUY, SELL, OR HOLD SUCH SECURITY, NOR IS IT CONSIDERED TO BE INVESTMENT ADVICE.

      SPDJI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P UNITED STATES REIT INDEX OR ANY DATA INCLUDED THEREIN AND SPDJI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SPDJI MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FTA, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF S&P UNITED STATES REIT INDEX OR ANY DATA INCLUDED THEREIN. SPDJI MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P UNITED STATES REIT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SPDJI HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S&P UNITED STATES REIT INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN SPDJI AND FIRST TRUST, OTHER THAN THE LICENSORS OF SPDJI.

Total US Market AlphaDEX(R) ETF Disclaimer

      The Fund is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. ("NASDAQ OMX"). NASDAQ OMX makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ AlphaDEX(R) Total US Market Index to track general stock market performance or a segment of the same. NASDAQ OMX's only relationship to First Trust is in the licensing of certain trademarks and trade names of NASDAQ OMX and of the NASDAQ AlphaDEX(R) Total US Market Index, which are determined, composed and calculated by NASDAQ OMX without regard to First Trust or the Fund. NASDAQ OMX is not responsible for and has not reviewed the Fund nor any associated literature or publications and makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. NASDAQ OMX reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the NASDAQ AlphaDEX(R) Total US Market Index. NASDAQ OMX has no obligation or liability in connection with the administration, marketing or trading of the Fund.

      NASDAQ OMX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NASDAQ ALPHADEX(R) TOTAL US MARKET INDEX OR ANY DATA INCLUDED THEREIN AND NASDAQ OMX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NASDAQ OMX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, INVESTORS, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ ALPHADEX(R) TOTAL US MARKET INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ OMX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ ALPHADEX(R) TOTAL US MARKET INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ OMX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

US IPO Fund Disclaimer

      The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX(R)'s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX(R) and of the U.S. IPOX(R) 100 Index, which is determined, composed and calculated by IPOX(R) without regard to First Trust or the Fund.

      IPOX(R) IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX(R) SCHUSTER LLC AND IPOX(R) SCHUSTER, IPOX(R)-100 AND IPOX(R)-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX(R) SCHUSTER LLC (www.ipoxshuster.com) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX(R) SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT.

      A patent with respect to the IPOX(R) index methodology has been issued (U.S. Pat. No. 7,698,197). IPOX(R) is a registered international trademark of IPOX(R) Schuster LLC (www.ipoxschuster.com).

Value Line(R) 100 Fund and Value Line(R) Dividend Fund

      VALUE LINE PUBLISHING LLC'S ("VLP") ONLY RELATIONSHIP TO FIRST TRUST IS VLP'S LICENSING TO FIRST TRUST OF CERTAIN VLP TRADEMARKS AND TRADE NAMES AND THE VALUE LINE(R) EQUITY ALLOCATION INDEX, THE VALUE LINE(R) DIVIDEND INDEX AND VALUE LINE(R) 100 INDEX (THE "INDEXES"), WHICH ARE COMPOSED BY VLP WITHOUT REGARD TO FIRST TRUST, THE FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND AND THE FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (THE "PRODUCTS") OR ANY INVESTOR. VLP HAS NO OBLIGATION TO TAKE THE NEEDS OF FIRST TRUST OR ANY INVESTOR IN THE PRODUCTS INTO CONSIDERATION IN COMPOSING THE INDEXES. THE PRODUCTS RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEXES. VLP IS NOT RESPONSIBLE FOR HOW FIRST TRUST MAKES USE OF INFORMATION SUPPLIED BY VLP. VLP IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCTS OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCTS OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCTS IS TO BE CONVERTED INTO CASH. VLP MAKES NO WARRANTY CONCERNING THE INDEXES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLP MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEX OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLP DOES NOT WARRANT THAT THE INDEX WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE. VLP ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE INDEX OR PRODUCT. VLP HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLP BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEXES OR THE PRODUCTS.

      VALUE LINE IS A REGISTERED TRADEMARK OF VALUE LINE, INC. THAT IS LICENSED TO FIRST TRUST. THE PRODUCTS ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING LLC, VALUE LINE, INC., OR ANY OF THEIR AFFILIATES. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

                                INVESTMENT RISKS

      The following risk disclosure supplements the discussion of the Funds' investment risks that appears in the Prospectus.

Overview

      An investment in a Fund should be made with an understanding of the risks that an investment in the Funds' shares entails, including the risk that the financial condition of the issuers of the securities held by the Fund or the general condition of the securities market may worsen and the value of the equity securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.

Common Stocks Risk

      Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

      Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund's purchase and sale of the equity securities and other factors.

      Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Depositary Receipts Risk

      A Fund may hold securities of certain non-U.S. companies in the form of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional Depositary Receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Funds may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Index Call Option Risk

      The Tail Hedge Fund's use of index options is subject to certain risks. The purchase of index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in the index on which the option is based, including the risk that the option could expire worthless. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Liquidity Risk

      Whether or not the equity securities in the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in certain of the Funds may be in the over-the-counter ("OTC") market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.

Non-U.S. Securities Risk

      An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Passive Foreign Investment Companies Risk

      A Fund may invest in companies that are considered to be "passive foreign investment companies" ("PFICs"), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

Real Estate Investment Trust ("REIT") Risk

      REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Funds from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.

Dividends Risk

      Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.

Small/Mid Capitalization Companies

      Certain of the equity securities in certain Funds may be small cap company stocks. While historically small cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products that have recently been brought to market and may be dependent on key personnel.

      The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.

Cyber Security Risk

       As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Funds' third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject the Funds to many of the same risks associated with direct cyber security breaches. The Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers or third party service providers.

RISKS AND SPECIAL CONSIDERATIONS CONCERNING DERIVATIVES

      In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

            (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers' ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers' judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund's objective, investment limitations, and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objective.

            (2) Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

            (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

            (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Funds might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

            (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

            (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Funds, choose the Trust's officers and hire the Trust's investment advisor. The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an "interested person" (as that term is defined in the 1940 Act) ("Interested Trustee") of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Funds.

                                                                                                     NUMBER OF          OTHER
                                                                                                   PORTFOLIOS IN   TRUSTEESHIPS OR
                                                       TERM OF OFFICE                              THE FIRST TRUST   DIRECTORSHIPS
                                                       AND YEAR FIRST                               FUND COMPLEX    HELD BY TRUSTEE
         NAME, ADDRESS          POSITION AND OFFICES     ELECTED OR       PRINCIPAL OCCUPATIONS      OVERSEEN BY   DURING THE PAST 5
       AND DATE OF BIRTH             WITH TRUST           APPOINTED        DURING PAST 5 YEARS         TRUSTEE           YEARS
Trustee Who Is an Interested
Person of the Trust
-----------------------------
James A. Bowen(1)                Chairman of the       o Indefinite      Chief Executive Officer    114 Portfolios  None
120 East Liberty Drive,          Board and Trustee       term            (December 2010 to
  Suite 400                                                              present), President
Wheaton, IL 60187                                                        (until December 2010),
D.O.B.: 09/55                                          o 2003            First Trust Advisors L.P.
                                                                         and First Trust
                                                                         Portfolios L.P.; Chairman
                                                                         of the Board of
                                                                         Directors, BondWave LLC
                                                                         (Software Development
                                                                         Company/Investment
                                                                         Advisor) and Stonebridge
                                                                         Advisors LLC (Investment
                                                                         Advisor)

Independent Trustees
-----------------------------
Richard E. Erickson              Trustee               o Indefinite      Physician; President,      114 Portfolios  None
c/o First Trust Advisors L.P.                            term            Wheaton Orthopedics;
120 East Liberty Drive,                                                  Limited Partner,
  Suite 400                                                              Gundersen Real Estate
Wheaton, IL 60187                                      o 2005            Limited Partnership;
D.O.B.: 04/51                                                            Member, Sportsmed LLC

Thomas R. Kadlec                 Trustee               o Indefinite      President (March 2010 to   114 Portfolios  Director of ADM
c/o First Trust Advisors L.P.                            term            present), Senior Vice                      Investor
120 East Liberty Drive,                                                  President and Chief                        Services, Inc.,
  Suite 400                                            o 2005            Financial Officer (May                     ADM Investor
Wheaton, IL 60187                                                        2007 to March 2010), ADM                   Services
D.O.B.: 11/57                                                            Investor Services, Inc.                    International,
                                                                         (Futures Commission                        and Futures
                                                                         Merchant)                                  Industry
                                                                                                                    Association

Robert F. Keith                  Trustee               o Indefinite      President (2003 to         114 Portfolios  Director of
c/o First Trust Advisors L.P.                            term            present), Hibs                             Trust Company of
120 East Liberty Drive,                                                  Enterprises (Financial                     Illinois
  Suite 400                                            o 2006            and Management
Wheaton, IL 60187                                                        Consulting)
D.O.B.: 11/56


                                                                                                     NUMBER OF          OTHER
                                                                                                   PORTFOLIOS IN   TRUSTEESHIPS OR
                                                       TERM OF OFFICE                              THE FIRST TRUST   DIRECTORSHIPS
                                                       AND YEAR FIRST                               FUND COMPLEX    HELD BY TRUSTEE
         NAME, ADDRESS          POSITION AND OFFICES     ELECTED OR       PRINCIPAL OCCUPATIONS      OVERSEEN BY   DURING THE PAST 5
       AND DATE OF BIRTH             WITH TRUST           APPOINTED        DURING PAST 5 YEARS         TRUSTEE           YEARS
Niel B. Nielson                  Trustee               o Indefinite      Managing Director and      114 Portfolios  Director of
c/o First Trust Advisors L.P.                            term            Chief Operating Officer                    Covenant
120 East Liberty Drive,                                                  (January 2015 to                           Transport Inc.
  Suite 400                                            o 2005            present), Pelita Harapan                   (May 2003 to May
Wheaton, IL 60187                                                        Educational Foundation                     2014)
D.O.B.: 03/54                                                            (Educational Products and
                                                                         Services); President and
                                                                         Chief Executive Officer
                                                                         (June 2012 to September
                                                                         2014), Servant
                                                                         Interactive LLC
                                                                         (Educational Products and
                                                                         Services); President and
                                                                         Chief Executive Officer
                                                                         (June 2012 to September
                                                                         2014), Dew Learning LLC
                                                                         (Educational Products and
                                                                         Services); President
                                                                         (June 2002 to June 2012),
                                                                         Covenant College

Officers of the Trust
-----------------------------
Mark R. Bradley                  President and Chief   o Indefinite      Chief Financial Officer,   N/A             N/A
120 East Liberty Drive,          Executive Officer       term            Chief Operating Officer
  Suite 400                                                              (December 2010 to
Wheaton, IL 60187                                                        present), First Trust
D.O.B.: 11/57                                          o President and   Advisors L.P. and First
                                                         Chief           Trust Portfolios L.P.;
                                                         Executive       Chief Financial Officer,
                                                         Officer since   BondWave LLC (Software
                                                         January 2012    Development
                                                                         Company/Investment
                                                                         Advisor) and Stonebridge
                                                                         Advisors LLC (Investment
                                                                         Advisor)

James M. Dykas                   Treasurer, Chief      o Indefinite      Controller (January 2011   N/A             N/A
120 East Liberty Drive,          Financial Officer       term            to present), Senior Vice
  Suite 400                      and Chief Accounting                    President (April 2007 to
Wheaton, IL 60187                Officer               o Treasurer,      present), First Trust
D.O.B.: 01/66                                            Chief           Advisors L.P. and First
                                                         Financial       Trust Portfolios L.P
                                                         Officer and
                                                         Chief
                                                         Accounting
                                                         Officer since
                                                         January 2012

W. Scott Jardine                 Secretary and Chief   o Indefinite      General Counsel, First     N/A             N/A
120 East Liberty Drive,          Legal Officer           term            Trust Advisors L.P. and
  Suite 400                                                              First Trust Portfolios
Wheaton, IL 60187                                      o 2005            L.P.; Secretary and
D.O.B.: 05/60                                                            General Counsel, BondWave
                                                                         LLC (Software Development
                                                                         Company/Investment
                                                                         Advisor) and Secretary,
                                                                         Stonebridge Advisors LLC
                                                                         (Investment Advisor)

                                                                                                     NUMBER OF          OTHER
                                                                                                   PORTFOLIOS IN   TRUSTEESHIPS OR
                                                       TERM OF OFFICE                              THE FIRST TRUST   DIRECTORSHIPS
                                                       AND YEAR FIRST                               FUND COMPLEX    HELD BY TRUSTEE
         NAME, ADDRESS          POSITION AND OFFICES     ELECTED OR       PRINCIPAL OCCUPATIONS      OVERSEEN BY   DURING THE PAST 5
       AND DATE OF BIRTH             WITH TRUST           APPOINTED        DURING PAST 5 YEARS         TRUSTEE           YEARS
Daniel J. Lindquist              Vice President        o Indefinite      Managing Director (July    N/A             N/A
120 East Liberty Drive,                                  term            2012 to present), Senior
  Suite 400                                                              Vice President (September
Wheaton, IL 60187                                      o 2005            2005 to July 2012), First
D.O.B.: 02/70                                                            Trust Advisors L.P. and
                                                                         First Trust Portfolios
                                                                         L.P.

Kristi A. Maher                  Assistant Secretary   o Indefinite      Deputy General Counsel,    N/A             N/A
120 East Liberty Drive,          and Chief Compliance    term            First Trust Advisors L.P.
  Suite 400                      Officer                                 and First Trust
Wheaton, IL 60187                                      o Assistant       Portfolios L.P.
D.O.B.: 12/66                                            Secretary
                                                         since 2005;
                                                         Chief
                                                         Compliance
                                                         Officer since
                                                         January 2011

Roger F. Testin                  Vice President        o Indefinite      Senior Vice President      N/A             N/A
120 East Liberty Drive,                                  term            (November 2003 to
  Suite 400                                                              present), First Trust
Wheaton, IL 60187                                      o 2005            Advisors L.P. and First
D.O.B.: 06/66                                                            Trust Portfolios L.P.

Stan Ueland                      Vice President        o Indefinite      Senior Vice President      N/A             N/A
120 East Liberty Drive,                                  term            (September 2012 to
  Suite 400                                                              present), Vice President
Wheaton, IL 60187                                      o 2006            (August 2005 to September
D.O.B.: 11/70                                                            2012), First Trust
                                                                         Advisors L.P. and First
                                                                         Trust Portfolios L.P.

--------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Funds.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with five portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund, closed-end funds advised by First Trust; and the Trust, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 94 portfolios advised by First Trust (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates. In addition, the officers of the Trust (other than Stan Ueland and Roger Testin) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Trust. Mr. Ueland, Vice President of the Trust, serves in the same position for all of the funds in the First Trust Fund Complex with the exception of First Trust Variable Insurance Trust, First Trust Series Fund and the closed-end funds. Mr. Testin, Vice President of the Trust serves in the same position for all funds in the First Trust Fund Complex with the exception of the closed-end funds.

      The management of the Funds, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust, on behalf of the Funds, and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Trust set broad policies for the Funds, choose the Trust's officers, and hire the Funds' investment advisor and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Trust's Board. The Trust's Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James
A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

      The same five persons serve as Trustees on the Trust's Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Funds' business.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions and it reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee or as Lead Independent Trustee. The Lead Independent Trustee and immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

      The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Mr. Keith are members of the Executive Committee. During the last fiscal year, the Executive Committee did not meet regarding the Trust.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Funds. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of a Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held four meetings regarding the Trust.

      The Valuation Committee is responsible for the oversight of the valuation procedures of the Fund (the "Valuation Procedures"), for determining the fair value of the Fund's securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for that Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings regarding the Trust.

      The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held ten meetings regarding the Trust.

EXECUTIVE OFFICERS

      The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 114 portfolios) as they hold with the Trust.

RISK OVERSIGHT

      As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address each Fund's risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Trust's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor each Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including each Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Funds. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Funds, their service providers, or issuers of the securities in which the Funds invest to reduce cyber security risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust's business and structure.

      Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee

(2008 - 2009), Chairman of the Nominating and Governance Committee (2003 -
2007), Chairman of the Audit Committee (2012 - 2013) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2014) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2014) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012 - 2013) and currently serves as Chairman of the Valuation Committee (since January 1, 2014) and on the Executive Committee (since January 31, 2014) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has been the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation, a global provider of educational products and services since January 2015. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014, President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 -
2006), Chairman of the Valuation Committee (2007 - 2008), Chairman of the Nominating and Governance Committee (2008 - 2009) and Lead Independent Trustee and a member of the Executive Committee (2010 - 2011). He currently serves as Chairman of the Audit Committee (since January 1, 2014) of the First Trust Funds.

      James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

      Each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

      The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Funds and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended December 31, 2014 and the calendar year ended December 31, 2014, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are "interested persons" as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.

                                                      TOTAL COMPENSATION FROM
                            TOTAL COMPENSATION            THE FIRST TRUST
 NAME OF TRUSTEE            FROM THE FUNDS(1)             FUND COMPLEX(2)

 Richard E. Erickson             $49,228                     $331,237
 Thomas R. Kadlec                $51,147                     $339,500
 Robert F. Keith                 $49,565                     $332,800
 Niel B. Nielson                 $51,349                     $340,356

--------------------
(1) The compensation paid by the Funds to the Independent Trustees for the fiscal year ended December 31, 2014 for services to the Funds.

(2) The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2014 for services to the 122 portfolios existing in 2014, consisted of 13 open-end mutual funds, 15 closed-end funds and 94 exchange-traded funds.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds as of December 31, 2014:


DOLLAR RANGE OF EQUITY SECURITIES IN A FUND

                           Capital            ISE             Dividend        Clean Edge(R)                      Value Line(R)
                        Strength ETF      Water Fund        Leaders Fund          Fund          US IPO Fund        100 Fund
Interested Trustee

James A. Bowen               N/A              N/A                N/A               N/A              N/A               N/A

Independent Trustees

Richard E. Erickson    $10,001-$50,000  $10,001-$50,000      $1-$10,000      $10,001-$50,000        N/A         $10,001-$50,000

Thomas R. Kadlec             N/A              N/A                N/A               N/A              N/A         $10,001-$50,000

Robert F. Keith              N/A              N/A          $10,001-$50,000         N/A              N/A               N/A

Niel B. Nielson          $1-$10,000           N/A            $1-$10,000            N/A          $1-$10,000        $1-$10,000

--------------------------------------------------------------------------------

                              Value Line(R) Dividend      Total US Market           MicroCap Fund        ISE Chindia Fund
                                       Fund               AlphaDEX(R) ETF
Interested Trustee
                                                                                         N/A                   N/A
James A. Bowen                         N/A                      N/A

DOLLAR RANGE OF EQUITY SECURITIES IN A FUND

Independent Trustees

Richard E. Erickson              $10,001-$50,000                N/A                      N/A                   N/A

Thomas R. Kadlec                 $10,001-$50,000                N/A                      N/A                   N/A

Robert F. Keith                        N/A                      N/A                      N/A                   N/A

Niel B. Nielson                     $1-$10,000              $1-$10,000                   N/A             $10,001-$50,000

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2014:


                                  DOLLAR RANGE OF EQUITY        AGGREGATE DOLLAR RANGE OF
                                 SECURITIES IN THE FUNDS         EQUITY SECURITIES IN ALL
                                                                  REGISTERED INVESTMENT
                                                              COMPANIES OVERSEEN BY TRUSTEE
                                                                 IN THE FIRST TRUST FUND
                                                                         COMPLEX
 Interested Trustee
 James A. Bowen                            N/A                      $10,001 - $50,000
 Independent Trustees
 Richard E. Erickson                  Over $100,000                   Over $100,000
 Thomas R. Kadlec                    $50,001-$100,000                 Over $100,000
 Robert F. Keith                     $10,001-$50,000                  Over $100,000
 Niel B. Nielson                     $10,001-$50,000                  Over $100,000

      As of December 31, 2014, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

      As of December 31, 2014, the officers and Trustees, in the aggregate, owned less than 1% of the shares of each Fund.

      The table set forth as Exhibit A shows the percentage ownership of each person or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) who, as of March 31, 2015, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of a Fund (the "Principal Holders"). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.

      Information as to the Principal Holders is based on the securities position listing reports as of March 31, 2015. The Funds do not have any knowledge of who the ultimate beneficiaries are of the shares.

      Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Funds. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Funds subject to the policies of the Board of Trustees.

      First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

      First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

      Pursuant to an investment management agreement (the "Investment Management Agreement"), between First Trust and the Trust, each Fund has agreed to pay an annual management fee in the amounts set forth below.


FUND                                      ANNUAL MANAGEMENT FEE

Capital Strength ETF                      0.50% of average daily net assets
Tail Hedge Fund                           0.60% of average daily net assets
Internet Fund                             0.40% of average daily net assets
MicroCap Fund                             0.50% of average daily net assets
ISE Chindia Fund                          0.40% of average daily net assets
ISE Gas Fund                              0.40% of average daily net assets
ISE Water Fund                            0.40% of average daily net assets
Dividend Leaders Fund                     0.30% of average daily net assets
Equal Weighted Fund                       0.40% of average daily net assets
Ex-Technology Fund                        0.40% of average daily net assets

FUND                                      ANNUAL MANAGEMENT FEE
Technology Fund                           0.40% of average daily net assets
Community Bank Fund                       0.40% of average daily net assets
Clean Edge(R) Fund                        0.40% of average daily net assets
Biotech Fund                              0.40% of average daily net assets
S&P REIT Fund                             0.30% of average daily net assets
Total US Market AlphaDEX(R) ETF           0.50% of average daily net assets
US IPO Fund                               0.40% of average daily net assets
Value Line(R) 100 Fund                    0.50% of average daily net assets
Value Line(R) Dividend Fund               0.50% of average daily net assets

      Each Fund, except for the Tail Hedge Fund, is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, sublicensing fees, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses that are both unusual in nature and infrequent in their occurrence. Until each Fund's Expense Cap Termination Date set forth below, First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding the Annual Expense Cap amounts set forth below. Expenses borne and fees waived by First Trust are subject to reimbursement by a Fund up to three years from the date the fee was waived or the expense was borne, but no reimbursement payment will be made by a Fund at any time if it would result in a Fund's expenses exceeding its Expense Cap in place at the time the fee was waived or the expense was borne by First Trust.

FUND                                        ANNUAL EXPENSE CAP             EXPENSE CAP TERMINATION DATE
Capital Strength ETF                 0.65% of average daily net assets            April 30, 2016
Tail Hedge Fund                                     N/A                                 N/A
Internet Fund                        0.60% of average daily net assets            April 30, 2016
MicroCap Fund                        0.60% of average daily net assets            April 30, 2016
ISE Chindia Fund                     0.60% of average daily net assets            April 30, 2016
ISE Gas Fund                         0.60% of average daily net assets            April 30, 2016
ISE Water Fund                       0.60% of average daily net assets            April 30, 2016
Dividend Leaders Fund                0.45% of average daily net assets            April 30, 2016
Equal Weighted Fund                  0.60% of average daily net assets            April 30, 2016
Ex-Technology Fund                   0.60% of average daily net assets            April 30, 2016
Technology Fund                      0.60% of average daily net assets            April 30, 2016
Community Bank Fund                  0.60% of average daily net assets            April 30, 2016
Clean Edge(R) Fund                   0.60% of average daily net assets            April 30, 2016
Biotech Fund                         0.60% of average daily net assets            April 30, 2016
S&P REIT Fund                        0.50% of average daily net assets            April 30, 2016
Total US Market AlphaDEX(R) ETF      0.70% of average daily net assets            April 30, 2016
US IPO Fund                          0.60% of average daily net assets            April 30, 2016
Value Line(R) 100 Fund               0.70% of average daily net assets            April 30, 2016

FUND                                        ANNUAL EXPENSE CAP             EXPENSE CAP TERMINATION DATE
Value Line(R) Dividend Fund          0.70% of average daily net assets            April 30, 2016

      The following table sets forth the management fees (net of fee waivers and expense reimbursements, where applicable) paid by each Fund, except the Tail Hedge Fund, and the fees waived and expenses reimbursed by First Trust for the specified periods.

                                 AMOUNT OF MANAGEMENT FEES
                              (NET OF FEE WAIVERS AND EXPENSE              AMOUNT OF FEES WAIVED AND EXPENSES
                              REIMBURSEMENTS BY FIRST TRUST)                   REIMBURSED BY FIRST TRUST
                         ----------------------------------------       ----------------------------------------

                          (FOR THE       (FOR THE       (FOR THE        (FOR THE        (FOR THE        (FOR THE
                           PERIOD         PERIOD         PERIOD          PERIOD          PERIOD          PERIOD
                           ENDED          ENDED           ENDED           ENDED          ENDED            ENDED
        FUND             12/31/12)      12/31/13)       12/31/14)       12/31/12)      12/31/13)        12/31/14)
Capital Strength ETF      $103,140       $167,646       $376,397         $59,498        $49,536          $4,069

Internet Fund            $1,960,241     $4,864,568     $7,589,073          $0              $0              $0

MicroCap Fund             $169,262       $374,053       $279,880         $79,603        $115,749         $66,284

ISE Chindia Fund          $206,662       $219,317       $265,886         $97,245        $35,100          $33,734

ISE Gas Fund             $1,470,150     $1,786,380     $1,776,211       $100,098        $11,985          $42,386

ISE Water Fund            $243,344       $516,793       $780,554         $19,978           $0              $0

Dividend Leaders Fund    $1,344,991     $1,602,473     $2,033,901       $322,632        $269,543        $273,147

Equal Weighted Fund       $274,621       $695,038      $1,689,175        $66,409        $56,300          $41,566

Ex-Technology Fund        $88,179        $216,423       $343,660         $58,392        $44,451          $40,262

Technology Fund           $496,828       $491,007       $950,046         $71,070        $32,509          $33,593

Community Bank Fund          $0          $63,071        $306,553         $46,863        $40,775          $37,176

Clean Edge(R) Fund         $3,928        $158,582       $487,586         $63,185        $50,502          $50,372

Biotech Fund              $924,329      $2,184,017     $5,567,678        $32,040           $0              $0

S&P REIT Fund            $1,183,976      $979,339       $682,225         $4,444            $0              $0

Total US Market              $0             $0             $0            $59,245        $59,346         $128,690
AlphaDEX(R) ETF

US IPO Fund                  $0          $430,644      $1,908,634        $76,150        $70,526          $23,043

Value Line(R) 100 Fund    $175,074       $164,680       $210,972         $88,774        $81,246          $85,675

Value Line(R)            $1,958,506     $2,962,710     $4,050,396       $350,127        $391,960        $408,933
Dividend Fund

      For the Tail Hedge Fund, pursuant to the applicable Investment Management Agreement between First Trust and the Trust, First Trust will manage the investment of the Fund's assets and will be responsible for managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services, and for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

      Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to First Trust, or by First Trust on 60 days' written notice to the Fund.

      The following table sets forth the management fees received by First Trust from the Tail Hedge Fund for the specified periods.

                                     AMOUNT OF MANAGEMENT FEES

                    FISCAL PERIOD
                  AUGUST 29, 2012 -    FISCAL PERIOD ENDED   FISCAL PERIOD ENDED
     FUND         DECEMBER 31, 2012     DECEMBER 31, 2013     DECEMBER 31, 2014

Tail Hedge Fund        $4,667                $33,997               $31,633

      Investment Committee. The Investment Committee of First Trust (the "Investment Committee") is primarily responsible for the day-to-day management of the Funds. For all of the Funds there are currently five members of the Investment Committee, as follows:

                               POSITION WITH              LENGTH OF SERVICE       PRINCIPAL OCCUPATION
NAME                           FIRST TRUST                WITH FIRST TRUST        DURING PAST FIVE YEARS
Daniel J. Lindquist            Managing Director          Since 2004              Managing Director (July 2012
                                                                                  to present), Senior Vice
                                                                                  President (September 2005 to
                                                                                  July 2012), Vice President
                                                                                  (April 2004 to September
                                                                                  2005), First Trust Advisors
                                                                                  L.P. and First Trust
                                                                                  Portfolios L.P.

Jon C. Erickson                Senior Vice President      Since 1994              Senior Vice President, First
                                                                                  Trust Advisors L.P.  and First
                                                                                  Trust Portfolios L.P.

David G. McGarel               Chief Investment Officer   Since 1997              Chief Investment Officer (June
                               and Managing Director                              2012 to present), Managing
                                                                                  Director (July 2012 to
                                                                                  present), Senior Vice
                                                                                  President (September 2005 to
                                                                                  July 2012), First Trust
                                                                                  Advisors L.P.  and First Trust
                                                                                  Portfolios L.P.

Roger F. Testin                Senior Vice President      Since 2001              Senior Vice President, First
                                                                                  Trust Advisors L.P.  and First
                                                                                  Trust Portfolios L.P.

Stan Ueland                    Senior Vice President      Since 1997              Senior Vice President
                                                                                  (September 2012 to present),
                                                                                  Vice President (August 2005 to
                                                                                  September 2012), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.

      Daniel J. Lindquist: Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies.

      Jon C. Erickson: As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

      David G. McGarel: As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

      Roger F. Testin: As head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in a Fund's portfolio.

      Stan Ueland: Mr. Ueland executes the investment strategies of each of the Funds.

      The following table sets forth the dollar range of equity securities beneficially owned by the members of the investment committee in the Funds as of December 31, 2014:

                                Dollar Range of Equity Securities in a Fund

  Daniel J. Lindquist              $1-$10,000 of the Community Bank Fund,
                                    $10,001-$50,000 of the Biotech Fund,
                                    $1-$10,000 of the S&P REIT Fund and
                                       $1-$10,000 of the US IPO Fund

  Jon C. Erickson                                   None

  David G. McGarel          $50,001-$100,000 of the Value Line(R) Dividend Fund

  Roger F. Testin               $1-$10,000 of the Value Line(R) 100 Fund and
                               $1-$10,000 of the Value Line(R) Dividend Fund

  Stan Ueland                      $10,001-$50,000 of the Internet Fund,
                                    $10,001-$50,000 of the ISE Gas Fund,
                                  $10,001-$50,000 of the Biotech Fund and
                             $10,001-$50,000 of the Value Line(R) Dividend Fund

      Compensation. The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds' portfolios. In addition, Mr. Erickson, Mr. Lindquist, Mr. McGarel and Mr. Ueland also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

      The Investment Committee manages the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets, as of the fiscal year ended December 31, 2014, set forth in the table below:

                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE

                                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                             COMPANIES                 VEHICLES
                                        NUMBER OF ACCOUNTS        NUMBER OF ACCOUNTS     OTHER ACCOUNTS NUMBER OF
INVESTMENT COMMITTEE MEMBER                 ($ ASSETS)                ($ ASSETS)            ACCOUNTS ($ ASSETS)

Roger F. Testin                        70 ($22,517,059,584)        22 ($295,265,123)       2,382 ($792,774,929)

Jon C. Erickson                        70 ($22,517,059,584)        22 ($295,265,123)       2,382 ($792,774,929)

David G. McGarel                       70 ($22,517,059,584)        22 ($295,265,123)       2,382 ($792,774,929)

Daniel J. Lindquist                    70 ($22,517,059,584)        22 ($295,265,123)       2,382 ($792,774,929)

Stan Ueland                            61 ($22,043,790,738)               N/A                       N/A

      Conflicts. None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Funds and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee.

                             BROKERAGE ALLOCATIONS

      First Trust is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay markups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of shares.

      Section 28(e) of the 1934 Act, permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as "soft dollars." First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.

      Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless First Trust determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.

      First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effect securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Funds. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

BROKERAGE COMMISSIONS

      The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified periods.

                                                   AGGREGATE AMOUNT OF BROKERAGE COMMISSIONS
                                                   -----------------------------------------

                                 (FOR THE FISCAL PERIOD      (FOR THE FISCAL PERIOD      (FOR THE FISCAL PERIOD
FUND                                     ENDED                       ENDED                       ENDED
                                   DECEMBER 31, 2012)          DECEMBER 31, 2013)          DECEMBER 31, 2014)
Capital Strength ETF                    $16,214                     $26,859                     $18,364

Tail Hedge Fund                          $1,638                      $7,661                      $3,787

Internet Fund                          $131,347                    $144,842                    $323,200

MicroCap Fund                           $66,495                     $96,826                     $39,943

ISE Chindia Fund                        $30,832                     $25,451                     $32,546

ISE Gas Fund                           $228,213                    $361,402                    $538,928

ISE Water Fund                          $29,464                     $54,570                     $52,426

Dividend Leaders Fund                   $97,163                    $103,650                    $170,094

Equal Weighted Fund                     $20,665                     $21,768                     $55,916

Ex-Technology Fund                      $10,000                      $7,720                     $11,755

Technology Fund                         $30,325                     $16,067                     $17,121

Community Bank Fund                      $2,227                      $6,401                     $18,980

Clean Edge(R) Fund                      $13,960                     $35,409                     $54,453

Biotech Fund                           $127,391                    $437,053                    $402,062

S&P REIT Fund                           $22,051                     $26,860                     $19,501

Total US Market AlphaDEX(R) ETF          $8,279                      $5,400                      $5,324

US IPO Fund                              $7,100                     $26,771                    $130,107

Value Line(R) 100 Fund                 $122,765                    $169,619                    $146,041

Value Line(R) Dividend Fund            $128,949                    $184,444                    $217,119

      The amount of brokerage commissions paid by certain Funds was significantly higher for the fiscal year ended December 31, 2014 than for the fiscal year ended December 31, 2013. This increase in brokerage commissions was due primarily to increased purchases of securities by the Funds in order to meet higher demand for shares and the overall growth of the Funds. With respect to the First Trust ISE-Revere Natural Gas Index Fund, the increase in brokerage commissions was due to the significant decline of the value of certain of the securities in the Fund's portfolio and the need to rebalance the portfolio as a result.

      During the last fiscal year, the Total US Market AlphaDEX(R) ETF acquired securities of Goldman Sachs Group, Inc., and the Tail Hedge Fund acquired securities of Citigroup Inc., Goldman Sachs Group, Inc., JPMorgan Chase & Co., Morgan Stanley and Wells Fargo & Co., each a regular broker or dealer of the Funds as defined in Rule 10b-1 under the 1940 Act. As of December 31, 2014, the Total US Market AlphaDEX(R) ETF's investment in Goldman Sachs Group, Inc. represented 1.35% of the Fund's net assets. As of December 31, 2014, the Tail Hedge Fund's investment in Citigroup Inc., Goldman Sachs Group, Inc., JPMorgan Chase & Co., Morgan Stanley and Wells Fargo & Co. represented 0.89%, 0.43%, 1.27%, 0.32% and 1.41% of the Fund's net assets, respectively.

      Administrator. The Bank of New York Mellon Corporation ("BNYM") serves as Administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

      BNYM serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement. Under such agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in BNYM's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; and provide monitoring reports and assistance regarding compliance with federal and state securities laws.

      Pursuant to the Fund Administration and Accounting Agreement, the Trust on behalf of the Funds has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

      Pursuant to the Fund Administration and Accounting Agreement between BNYM and the Trust, the Funds have agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BNYM in the performance of its duties. This fee is subject to reduction for assets over $1 billion. The following table sets forth the amounts paid by each Fund to BNYM under the Fund Administration and Accounting Agreement.

                                 FOR THE FISCAL PERIOD       FOR THE FISCAL PERIOD        FOR THE FISCAL PERIOD
FUND                            ENDED DECEMBER 31, 2012     ENDED DECEMBER 31, 2013      ENDED DECEMBER 31, 2014
Capital Strength ETF                    $18,322                     $23,464                     $39,845
Tail Hedge Fund                             N/A                         N/A                         N/A
Internet Fund                          $247,055                    $609,699                    $834,176
MicroCap Fund                           $29,825                     $53,917                     $39,262
ISE Chindia Fund                        $97,438                     $14,595                     $39,271
ISE Gas Fund                           $198,544                    $226,398                    $228,830
ISE Water Fund                          $34,767                     $66,221                     $99,213
Dividend Leaders Fund                  $280,808                    $315,526                    $387,065
Equal Weighted Fund                     $50,563                     $95,377                    $218,833
Ex-Technology Fund                      $23,600                     $34,182                     $49,883
Technology Fund                         $73,045                     $67,023                    $124,698
Community Bank Fund                      $8,072                     $15,665                     $45,619
Clean Edge(R) Fund                      $19,495                     $25,951                     $68,882
Biotech Fund                           $121,209                    $274,583                    $658,208
S&P REIT Fund                          $200,824                    $166,422                    $116,620
Total US Market AlphaDEX(R) ETF          $5,779                      $5,340                      $5,707
US IPO Fund                             $11,800                     $65,233                    $243,943
Value Line(R) 100 Fund                  $30,284                     $26,326                     $32,088
Value Line(R) Dividend Fund            $234,352                    $339,612                    $448,248

         CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT,
                         INDEX PROVIDERS AND EXCHANGES

      Custodian, Transfer Agent and Accounting Agent. BNYM, as custodian for the Funds pursuant to a Custody Agreement, holds each Fund's assets which may be held through U.S. and non-U.S. sub-custodians and depositories. BNYM also serves as transfer agent of the Funds pursuant to a Transfer Agency and Service Agreement. As the Funds' accounting agent, BNYM calculates the net asset value of shares and calculates net income and realized capital gains or losses. BNYM may be reimbursed by the Funds for its out-of-pocket expenses.

      Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor ("FTP" or the "Distributor") and principal underwriter of the shares of the Funds. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."

      For the fiscal years ended December 31, 2012, 2013 and 2014, there were no underwriting commissions with respect to the sale of Fund shares and FTP did not receive compensation on redemptions for the Funds for those periods.

      12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.

      Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no "interested person" of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

      No fee is currently paid by a Fund under the Plan and pursuant to a contractual agreement, the Funds will not pay 12b-1 fees any time before April 30, 2016.

       Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority ("FINRA").

      The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below).

      Index Providers. The respective Indices that each respective Fund seeks to track are compiled by the Index Providers as set forth below.

FUND                                            INDEX PROVIDER
Capital Strength ETF                            The NASDAQ OMX Group, Inc.(1)
Tail Hedge Fund                                 Chicago Board Options Exchange, Incorporated
Internet Fund                                   CME Group Index Services LLC
MicroCap Fund                                   CME Group Index Services LLC
ISE Chindia Fund                                International Securities Exchange, LLC
ISE Gas Fund                                    International Securities Exchange, LLC
ISE Water Fund                                  International Securities Exchange, LLC
Dividend Leaders Fund                           Morningstar, Inc.
Equal Weighted Fund                             The NASDAQ OMX Group, Inc.
Ex-Technology Fund                              The NASDAQ OMX Group, Inc.
Technology Fund                                 The NASDAQ OMX Group, Inc.
Community Bank Fund                             The NASDAQ OMX Group, Inc.
Clean Edge(R) Fund                              The NASDAQ OMX Group, Inc.
Biotech Fund                                    NYSE Euronext
S&P REIT Fund                                   Standard & Poor's
Total US Market AlphaDEX(R) ETF                 The NASDAQ OMX Group, Inc.(2)
US IPO Fund                                     IPOX(R) Schuster LLC
Value Line(R) 100 Fund                          Value Line(R) Publishing, Inc.
Value Line(R) Dividend Fund                     Value Line(R) Publishing, Inc.

---------------------------------------
(1) Prior to June 4, 2013, the Capital Strength ETF's index provider was Credit Suisse Securities (USA) LLC

(2) Prior to January 9, 2015, the Total US Market AlphaDEX(R) ETF's index provider was Value Line(R) Publishing, Inc.

      The Index Providers are not affiliated with the Funds or First Trust. Each Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement with First Trust, which in turn has a Product License Agreement with each Index Provider.

      With respect to the Biotech Fund, the Value Line(R) 100 Fund and the Value Line(R) Dividend Fund, NYSE Arca serves as the calculation agent for these Funds. As the calculation agent, NYSE Arca will be responsible for the management of the day-to-day operations of these respective Indices, including calculating the value of the Indices every 15 seconds, widely disseminating each such Index value every 15 seconds through NYSE Arca's data publication network and tracking corporate actions resulting in adjustments to such Index.

      For the Capital Strength ETF, the Equal Weighted Fund, the Ex-Technology Fund, the Technology Fund, the Clean Edge(R) Fund and the Total US Market AlphaDEX(R) ETF, First Trust has entered into an agreement with NASDAQ(R) pursuant to which NASDAQ(R) or its designee will serve as the calculation agent for the applicable Indices. As the calculation agent, NASDAQ(R) or its designee will be responsible for calculating and disseminating the intra-day portfolio values for such Funds' shares.

      Exchanges. Besides serving as the index calculation agent for certain of the Funds as described above, the only other relationship that NYSE Arca has with First Trust or the Distributor in connection with the Tail Hedge Fund, the Internet Fund, the MicroCap Fund, the ISE Chindia Fund, the ISE Gas Fund, the ISE Water Fund, the Dividend Leaders Fund, the Biotech Fund, the S&P REIT Fund, the US IPO Fund, Value Line(R) 100 Fund and the Value Line(R) Dividend Fund (collectively, the "NYSE Arca Listed Funds") is that NYSE Arca lists the shares of the NYSE Arca Listed Funds pursuant to its Listing Agreement with the Trust. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the NYSE Arca Listed Funds or in the determination or calculation of the net asset value of such Funds. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the NYSE Arca Listed Funds.

      NASDAQ(R) serves as the Index Provider and the index calculation agent for the Indices related to the Capital Strength ETF, the Equal Weighted Fund, the Technology Fund, the Ex-Technology Fund, the Community Bank Fund, the Clean Edge(R) Fund and the Total US Market AlphaDEX(R) ETF (together, the "NASDAQ(R) Listed Funds"). The only other relationship that NASDAQ(R) has with First Trust or the Distributor in connection with the NASDAQ(R) Listed Funds is that NASDAQ(R) lists the shares of the NASDAQ(R) Listed Funds pursuant to its Listing Agreement with the Trust. NASDAQ(R) is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the NASDAQ(R) Listed Funds or in the determination or calculation of the net asset value of such Funds. NASDAQ(R) has no obligation or liability in connection with the administration, marketing or trading of the NASDAQ(R) Listed Funds.

                ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

      First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs ("First Trust Funds") to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm's total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary's customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary's reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm's level of participation in First Trust Funds' sales and marketing programs, (viii) the firm's compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

      First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to a Fund, subject to approval by the Board.

      First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary's personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.

      From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make onetime or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan's sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

      When not provided for in a marketing support or program servicing agreement, First Trust and/ or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

      First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm's policies and procedures, all or a portion of registered representatives' expenses in attending these meetings may be covered by First Trust and/or its affiliates.

      The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary's organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary's organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of a Fund's Prospectus because they are not paid by a Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

      Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

                             ADDITIONAL INFORMATION

      Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

      DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of The Depository Trust Company ("DTC") or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

      DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, or certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the "NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

      Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

      Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

      Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

      The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

      DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

      Policy Regarding Investment in Other Investment Companies. The Funds, except the Tail Hedge Fund, will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies. Beginning on or about June 7, 2015, the Tail Hedge Fund will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently with the best interests of the Funds.

      The Board has delegated to First Trust the proxy voting responsibilities for the Funds and has directed First Trust to vote proxies consistent with the Funds' best interests. First Trust has engaged the services of ISS Governance Services, a division of RiskMetrics Group, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit B.

      Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available upon request and without charge on the Funds' website at http://www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC's website at http://www.sec.gov.

      Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Form N-Q for the Trust is available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust's Forms N-Q are available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about each Fund's portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of a Fund. Each Fund's portfolio holdings are also available on the Funds' website at http://www.ftportfolios.com. The Trust, First Trust, FTP and BNYM will not disseminate non-public information concerning the Trust.

      Codes of Ethics. In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Funds; however, the Codes of Ethics require that each transaction in such securities be reviewed by the CCO or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

             CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

      Creation. The Trust issues and sells shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form.

      A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below; and/or
(ii) a designated portfolio of equity securities determined by First Trust--the "Deposit Securities"--per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index and generally an amount of cash--the "Cash Component"--computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

      The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the "Deposit Amount"--an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

      The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.

      Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

      The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available, may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant ("AP") or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of all shares; but First Trust, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.

      In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.

      Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit

Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "AP." Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

      All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Funds as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

      All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time in order to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

      Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

      Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by First Trust and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date.

      All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted in order to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd)

Business Day following the day on which the purchase order is deemed received by the Distributor.

      Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below.)

      Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Fund shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the AP shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. APs will be liable to the Trust and the Funds for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

      Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

      All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

      Creation Transaction Fee. Purchasers of Creation Units will be required to pay a standard creation transaction fee (the "Creation Transaction Fee"), described below, payable to BNYM regardless of the number of Creation Units. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

      The standard creation transaction fee for each of the Funds, except the Tail Hedge Fund, is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

             NUMBER OF SECURITIES                CREATION
              IN A CREATION UNIT              TRANSACTION FEE
                       1-100                        $500
                     101-499                      $1,000
                 500 or more                      $1,500

      The standard creation transaction fee for the Tail Hedge Fund is currently $1,500.

      Redemption of Fund Shares In Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation.

      With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each Business Day, the identity of the securities ("Fund Securities") that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

      Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities--as announced on the Business Day of the request for redemption received in proper form--plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus the applicable redemption transaction fee is required to be made by or through an AP by the redeeming shareholder.

      The right of redemption may be suspended or the date of payment postponed
(i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the Fund's net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

      Redemption Transaction Fee. A redemption transaction fee (the "Redemption Transaction Fee") is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. A Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.

      The standard redemption transaction fee for each of the Funds, except the Tail Hedge Fund, is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

             NUMBER OF SECURITIES               REDEMPTION
              IN A CREATION UNIT              TRANSACTION FEE
                       1-100                        $500
                     101-499                      $1,000
                 500 or more                      $1,500

      The standard redemption transaction fee for the Tail Hedge Fund is currently $1,500.

      Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of a Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the net asset value next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

      Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern Time, (for the Fund shares) on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

      The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the

Custodian according to the procedures set forth in this SAI under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of shares of a Fund are not delivered by the DTC Cut-Off-Time, as described above; or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund shares of a Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

      If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value. Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

      The chart below describes in further detail the placement of redemption orders outside the clearing process.

                              TRANSMITTAL            NEXT BUSINESS         SECOND BUSINESS           THIRD BUSINESS
                               DATE (T)                DAY (T+1)              DAY (T+2)                 DAY (T+3)

 CREATION THROUGH NSCC

 STANDARD ORDERS          4:00 p.m.              No action.              No action.              Creation Unit
                                                                                                 Aggregations will be
                          Order must be                                                          delivered.
                          received by the
                          Distributor.

 CUSTOM ORDERS            3:00 p.m.              No action.              No action.              Creation Unit
                                                                                                 Aggregations will be
                          Order must be                                                          delivered.
                          received by the
                          Distributor.

                          Orders received
                          after 3:00 p.m. will
                          be treated as
                          standard orders.

 CREATION OUTSIDE NSCC

 STANDARD ORDERS          4:00 p.m. (ET)         11:00 a.m. (ET)         No action.              Creation Unit
                                                                                                 Aggregations will be
                          Order in proper form   Deposit Securities must                         delivered.
                          must be received by    be received by a Fund's
                          the Distributor.       account through DTC.

                                                 2:00 p.m. (ET)

                                                 Cash Component must be
                                                 received by the
                                                 Custodian.

 STANDARD ORDERS CREATED  4:00 p.m. (ET)         11:00 a.m. (ET)         No action.              1:00 p.m.
 IN ADVANCE OF RECEIPT
 BY THE TRUST OF ALL OR   Order in proper form   Available Deposit                               Missing Deposit
 A PORTION OF THE         must be received by    Securities.                                     Securities are due to
 DEPOSIT SECURITIES       the Distributor.                                                       the Trust or the Trust
                                                 Cash in an amount equal                         may use cash on deposit
                                                 to the sum of (i) the                           to purchase missing
                                                 Cash Component, plus                            Deposit Securities.
                                                 (ii) 115% of the market
                                                 value of the                                    Creation Unit
                                                 undelivered Deposit                             Aggregations will be
                                                 Securities.                                     delivered.

 CUSTOM ORDERS            3:00 p.m.              11:00 a.m. (ET)         No action.              Creation Unit
                                                                                                 Aggregations will be
                          Order in proper form   Deposit Securities must                         delivered.
                          must be received by    be received by a Fund's
                          the Distributor.       account through DTC.

                          Order received after   2:00 p.m. (ET)
                          3:00 p.m. will be
                          treated as standard    Cash Component must be
                          orders.                received by the
                                                 Custodian.

                              TRANSMITTAL            NEXT BUSINESS         SECOND BUSINESS           THIRD BUSINESS
                               DATE (T)                DAY (T+1)              DAY (T+2)                 DAY (T+3)
 REDEMPTION THROUGH NSCC

 STANDARD ORDERS          4:00 p.m. (ET)         No action.              No action.              Fund Securities and Cash
                                                                                                 Redemption Amount will
                          Order must be                                                          be transferred.
                          received by the
                          Transfer Agent.

                          Orders received
                          after 4:00 p.m. (ET)
                          will be deemed
                          received on the next
                          business day (T+1)

 CUSTOM ORDERS            3:00 p.m. (ET)         No action.              No action.              Fund Securities and Cash
                                                                                                 Redemption Amount will
                          Order must be                                                          be transferred.
                          received by the
                          Transfer Agent

                          Order received after
                          3:00 p.m. will be
                          treated as standard
                          orders.

 REDEMPTION OUTSIDE NSCC

 STANDARD ORDERS          4:00 p.m. (ET)         11:00 a.m. (ET)         No action.              Fund Securities and Cash
                                                                                                 Redemption Amount are
                          Order must be          Fund shares must be                             delivered to the
                          received by the        delivered through DTC                           redeeming beneficial
                          Transfer Agent.        to the Custodian.                               owner.

                          Order received after   2:00 p.m.
                          4:00 p.m. (ET) will
                          be deemed received     Cash Component, if any,
                          on the next business   is due.
                          day (T+1).

                                                 *If the order is not in
                                                 proper form or the Fund
                                                 shares are not
                                                 delivered, then the
                                                 order will not be
                                                 deemed received as of
                                                 T.

 CUSTOM ORDERS            3:00 p.m. (ET)         11:00 a.m. (ET)         No action.              Fund Securities and Cash
                                                                                                 Redemption Amount are
                          Order must be          Fund shares must be                             delivered to the
                          received by the        delivered through DTC                           redeeming beneficial
                          Transfer Agent.        to the Custodian.                               owner.

                          Order received after   2:00 p.m.
                          3:00 p.m. will be
                          treated as standard    Cash Component, if any,
                          orders.                is due.

                                                 *If the order is not in
                                                 proper form or the Fund
                                                 shares are not
                                                 delivered, then the
                                                 order will not be
                                                 deemed received as of
                                                 T.

                              FEDERAL TAX MATTERS

      This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

      Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code (the "Code").

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of each Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.

      As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on their investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that they distribute to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, each Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Funds intend to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

      Dividends paid out of the Funds' investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from regulated investment companies such as the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by each Fund itself. Dividends received by the Funds from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Funds will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

      Income from a Fund may also be subject to a 3.8% "Medicare tax." This tax will generally apply to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be reported by the Funds as being eligible for the dividends received deduction.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of the Funds, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

      If a shareholder exchanges equity securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

NATURE OF FUND INVESTMENTS

      Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),;(iv) cause the Funds to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

      The Funds' transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Funds and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Funds to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (ii) may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

      If a Fund holds an equity interest in any PFICs, which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

BACKUP WITHHOLDING

      The Funds may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

      Income Not Effectively Connected. If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

      Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Funds in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

       In the case of dividends with respect to taxable years of the Funds beginning prior to 2015, distributions from the Fund that are properly reported by the Funds as an interest-related dividend attributable to certain interest income received by the Funds or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Funds may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Funds make certain elections and certain other conditions are met.

      In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

      Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are properly reported by a Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Funds will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S.

corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

CAPITAL LOSS CARRY-FORWARD

      Under the Regulated Investment Company Modernization Act of 2010 (the "RIC Modernization Act"), net capital losses of the Fund may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. As of December 31, 2014, the Fund had net capital losses for federal income tax purposes shown in the table below. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                           NON-EXPIRING CAPITAL LOSS
                     FUND                          AVAILABLE
         Capital Strength ETF                      $168,877
         Tail Hedge Fund                           $486,881
         Internet Fund                          $16,447,806
         MicroCap Fund                           $8,776,431
         ISE Chindia Fund                       $22,145,333
         ISE Gas Fund                          $142,225,613
         ISE Water Fund                          $2,720,086
         Dividend Leaders Fund                   $6,891,248
         Equal Weighted Fund                     $4,840,064
         Ex-Technology Fund                      $2,105,956
         Technology Fund                        $15,633,392
         Community Bank Fund                       $876,450
         Clean Edge(R) Fund                     $16,136,108
         Biotech Fund                            $3,942,437
         S&P REIT Fund                                   $0
         Total US Market AlphaDEX(R) ETF            $82,749
         US IPO Fund                             $9,149,968
         Value Line(R) 100 Fund                  $4,762,979
         Value Line(R) Dividend Fund                     $0

OTHER TAXATION

      Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

                        DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

      The per-share net asset value of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by a Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

            (1) Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ(R) and the London Stock Exchange Alternative Investment Market ("AIM") will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for NASDAQ(R) and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

            (2) Securities traded in the OTC market are fair valued at the mean of the bid and asked price, if available, and otherwise at their closing bid price.

            (3) Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of the bid and asked price. If no mean price is available, they will be fair valued at their closing bid price. OTC options and futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.

            (4) Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.

      In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:

            (1) Fixed-income securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.

            (2) Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

                  (i) the credit conditions in the relevant market and changes thereto;

                  (ii) the liquidity conditions in the relevant market and changes thereto;

                  (iii) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

                  (iv) issuer-specific conditions (such as significant credit deterioration); and

                  (v) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

            (3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor's Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.

      If the Advisor's Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor's Pricing Committee shall determine if "it needs to fair value" such portfolio security pursuant to established valuation procedures. From time to time, the Advisor's Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.

      Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor's Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor's Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by a Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor's Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.

      Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of a Fund, the value of a Fund's investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last "current" market quotation is available for a security in a Fund's portfolio and the time the Fund's net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund's net asset value is determined, the Fund accounting agent will immediately notify the Advisor's Pricing Committee and the Advisor's Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor's Pricing Committee may seek to determine the "fair value" of such securities by retaining a pricing service to determine the value of the securities.

      Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

                          DIVIDENDS AND DISTRIBUTIONS

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

      General Policies. Dividends from net investment income of a Fund, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

      Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

      Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of each Fund purchased in the secondary market.

                           MISCELLANEOUS INFORMATION

      Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

      Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. The firm audits each Fund's financial statements and performs other related audit services.

                              FINANCIAL STATEMENTS

       The audited financial statements and notes thereto for the Funds, contained in the Annual Reports to Shareholders dated December 31, 2014, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose reports also appears in the Annual Reports and is also incorporated by reference herein. No other parts of the Annual Reports are incorporated by reference herein. The Annual Reports are available without charge by calling
(800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                      EXHIBIT A - PRINCIPAL HOLDERS TABLE

----------------------------------------------------------- --------------------
                                                            % OUTSTANDING SHARES
                   NAME OF BENEFICIAL OWNER                  BENEFICIALLY OWNED
----------------------------------------------------------- --------------------

                        First Trust CAPITAL STRENGTH ETF

----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC(1)                                 16.45%
----------------------------------------------------------- --------------------
Ameriprise Enterprise Investment Services Inc.(2)                  11.84%
----------------------------------------------------------- --------------------
Pershing, L.L.C.(3)                                                11.58%
----------------------------------------------------------- --------------------
LPL Financial Corp.(4)                                             10.20%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.(5)                       7.08%
----------------------------------------------------------- --------------------
National Financial Services Corporation(6)                          5.87%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.(7)                                           5.72%
----------------------------------------------------------- --------------------

             First Trust CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND

----------------------------------------------------------- --------------------
Pershing, L.L.C.                                                   15.05%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.                         13.94%
----------------------------------------------------------- --------------------
National Financial Services Corporation                            12.49%
----------------------------------------------------------- --------------------
TD Ameritrade Clearing Inc.(8)                                      9.91%
----------------------------------------------------------- --------------------
JP Morgan Chase & Co.(9)                                            7.85%
----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.(10)                                    7.56%
----------------------------------------------------------- --------------------
RBC Capital Markets(11)                                             6.18%
----------------------------------------------------------- --------------------
Robert W. Baird & Co.(12)                                           5.59%
----------------------------------------------------------- --------------------

                   First Trust DOW JONES INTERNET INDEX FUND

----------------------------------------------------------- --------------------
Brown Brothers Harriman & Co.(13)                                  18.31%
----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                    12.86%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.                         11.71%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                             11.47%
----------------------------------------------------------- --------------------
National Financial Services Corporation                             6.32%
----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                        5.96%
----------------------------------------------------------- --------------------

                FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND

----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                       21.53%
----------------------------------------------------------- --------------------
National Financial Services Corporation                            13.92%
----------------------------------------------------------- --------------------
TD Ameritrade Clearing Inc.                                         9.15%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                              7.19%
----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                     6.14%
----------------------------------------------------------- --------------------
Branch Banking and Trust Company(14)                                5.42%
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------

                       FIRST TRUST ISE CHINDIA INDEX FUND

----------------------------------------------------------- --------------------
Brown Brothers Harriman & Co.                                      18.40%
----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                       15.30%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                             11.61%
----------------------------------------------------------- --------------------
National Financial Services Corporation                            11.47%
----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                     9.28%
----------------------------------------------------------- --------------------

                 FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

----------------------------------------------------------- --------------------
National Financial Services Corporation                            17.10%
----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                       17.06%
----------------------------------------------------------- --------------------
LPL Financial Corp.                                                 8.84%
----------------------------------------------------------- --------------------
Pershing, L.L.C.                                                    7.96%
----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                     6.66%
----------------------------------------------------------- --------------------
TD Ameritrade Clearing Inc.                                         5.28%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.                          5.23%
----------------------------------------------------------- --------------------

                        FIRST TRUST ISE WATER INDEX FUND

----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                    27.66%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.                         11.43%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                             11.02%
----------------------------------------------------------- --------------------
UBS Financial Services Inc.(15)                                     8.73%
----------------------------------------------------------- --------------------
National Financial Services Corporation                             6.37%
----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                        6.35%
----------------------------------------------------------- --------------------

              FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND

----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                    15.88%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                             12.01%
----------------------------------------------------------- --------------------
National Financial Services Corporation                             8.88%
----------------------------------------------------------- --------------------
TD Ameritrade Clearing Inc.                                         8.08%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.                          7.55%
----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                        7.46%
----------------------------------------------------------- --------------------
UBS Financial Services Inc.                                         6.31%
----------------------------------------------------------- --------------------
Pershing, L.L.C.                                                    6.19%
----------------------------------------------------------- --------------------

                FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND

----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                    15.23%
----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                       14.46%
----------------------------------------------------------- --------------------
Raymond James & Associates, Inc.(16)                               11.35%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                             10.43%
----------------------------------------------------------- --------------------
National Financial Services Corporation                             8.63%
----------------------------------------------------------- --------------------
Pershing, L.L.C.                                                    8.06%
----------------------------------------------------------- --------------------
UBS Financial Services Inc.                                         5.92%
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------

             FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND

----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                    18.11%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                             17.73%
----------------------------------------------------------- --------------------
UBS Financial Services Inc.                                         9.53%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.                          8.40%
----------------------------------------------------------- --------------------
Bank of New York Mellon(17)                                         6.73%
----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                        6.16%
----------------------------------------------------------- --------------------
National Financial Services Corporation                             5.87%
----------------------------------------------------------- --------------------

              FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND

----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                       16.74%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                             11.61%
----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                    11.18%
----------------------------------------------------------- --------------------
National Financial Services Corporation                             9.48%
----------------------------------------------------------- --------------------
UBS Financial Services Inc.                                         8.79%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.                          6.46%
----------------------------------------------------------- --------------------
Bank of New York Mellon                                             5.94%
----------------------------------------------------------- --------------------

              FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                    24.21%
----------------------------------------------------------- --------------------
TD Ameritrade Clearing Inc.                                         8.27%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.                          7.59%
----------------------------------------------------------- --------------------
Bank of New York Mellon                                             7.38%
----------------------------------------------------------- --------------------
RBC Capital Markets                                                 5.91%
----------------------------------------------------------- --------------------
Northern Trust(18)                                                  5.42%
----------------------------------------------------------- --------------------

          FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                       16.50%
----------------------------------------------------------- --------------------
Goldman Sachs Group, Inc.(19)                                      11.64%
----------------------------------------------------------- --------------------
National Financial Services Corporation                            10.78%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.                          7.73%
----------------------------------------------------------- --------------------

                 FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

----------------------------------------------------------- --------------------
Brown Brothers Harriman & Co.                                      21.35%
----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                    13.20%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                             12.48%
----------------------------------------------------------- --------------------
National Financial Services Corporation                             8.30%
----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                        6.04%
----------------------------------------------------------- --------------------
UBS Financial Services Inc.                                         5.14%
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------

                        FIRST TRUST S&P REIT INDEX FUND

----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                             26.64%
----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                    10.87%
----------------------------------------------------------- --------------------
National Financial Services Corporation                             8.87%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.                          8.00%
----------------------------------------------------------- --------------------
Goldman Sachs Group, Inc.                                           6.38%
----------------------------------------------------------- --------------------
Raymond James & Associates, Inc.                                    6.37%
----------------------------------------------------------- --------------------
BMO Trust(20)                                                       5.43%
----------------------------------------------------------- --------------------

                  FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF

----------------------------------------------------------- --------------------
 Merrill Lynch, Pierce, Fenner & Smith Inc.                        26.90%
----------------------------------------------------------- --------------------
National Financial Services Corporation                            12.01%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                              8.28%
----------------------------------------------------------- --------------------
Pershing, L.L.C.                                                    7.19%
----------------------------------------------------------- --------------------

                         FIRST TRUST US IPO INDEX FUND

----------------------------------------------------------- --------------------
National Financial Services Corporation                            12.79%
----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                    11.63%
----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                       11.32%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                              8.44%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.                          7.54%
----------------------------------------------------------- --------------------
Pershing, L.L.C.                                                    6.53%
----------------------------------------------------------- --------------------
TD Ameritrade Clearing Inc.                                         5.75%
----------------------------------------------------------- --------------------

               FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

----------------------------------------------------------- --------------------
National Financial Services Corporation                            10.17%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                              9.80%
----------------------------------------------------------- --------------------
TD Ameritrade Clearing Inc.                                         9.66%
----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                        8.95%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.                          8.46%
----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                     5.90%
----------------------------------------------------------- --------------------
Hilliard Lyons(21)                                                  5.62%
----------------------------------------------------------- --------------------

                 FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

----------------------------------------------------------- --------------------
National Financial Services Corporation                            13.68%
----------------------------------------------------------- --------------------
First Clearing, L.L.C.                                             10.94%
----------------------------------------------------------- --------------------
Morgan Stanley Smith Barney LLC                                    10.66%
----------------------------------------------------------- --------------------
Schwab (Charles) & Co., Inc.                                        9.29%
----------------------------------------------------------- --------------------
Pershing, L.L.C.                                                    7.92%
----------------------------------------------------------- --------------------
Ameriprise Enterprise Investment Services Inc.                      7.61%
----------------------------------------------------------- --------------------
Raymond James & Associates, Inc.                                    7.50%
----------------------------------------------------------- --------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.                          6.51%
----------------------------------------------------------- --------------------

1   200 Westchester Avenue, Purchase, New York 10577
2   2178 AXP Financial Center Minneapolis, Minnesota 554741
3   Pershing Plaza, Jersey City, New Jersey 07399
4   9785 Towne Center Drive, San Diego, California 92121
5   101 Hudson Street, 9th Floor, Jersey City, New Jersey 07302
6   200 Liberty Street, New York, New York 10281
7   One North Jefferson Street, St. Louis, Missouri 63103
8   1005 Ameritrade Place, Bellevue, Nebraska 68005
9   270 Park Avenue, New York City, New York 114651
10  2423 East Lincoln Drive, Phoenix, Arizona 85016
11  One Liberty Plaza, 165 Broadway, New York, New York 10006
12  227 West Monroe Street, Chicago, Illinois 60606
13  525 Washington Tower Newport Tower, Jersey City, New Jersey 07310
14 901 East Byrd Street, Riverfront Plaza West, Richmond, Virginia 23219 15 480 Washington Boulevard, Jersey City, New Jersey 07310
16 880 Carilion Parkway, P.O. Box 12749, St. Petersburg, Florida 33716 17 One Wall Street, New York, New York 10286
18  50 South LaSalle Street, Chicago, Illinois 60603
19  200 West Street, New York, New York 10282
20  51 Mercedes Way, Edgewood, New York 11717
21  500 West Jefferson Street, Louisville, Kentucky 40202

                      APPENDIX B - PROXY VOTING GUIDELINES



                                                                             ISS



United States
Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------
2015 Benchmark Policy Recommendations



EFFECTIVE FOR MEETINGS ON OR AFTER FEBRUARY 1, 2015

PUBLISHED JANUARY 7, 2015

ISS                                    2015 U.S. Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------

 THE POLICIES CONTAINED HEREIN ARE A SAMPLING OF SELECT, KEY U.S. PROXY VOTING
         GUIDELINES AND ARE NOT EXHAUSTIVE. A FULL LISTING OF ISS' 2015
                    PROXY VOTING GUIDELINES CAN BE FOUND AT:
      HTTP://WWW.ISSGOVERNANCE.COM/POLICY-GATEWAY/2015-POLICY-INFORMATION


ROUTINE/MISCELLANEOUS

AUDITOR RATIFICATION

GENERAL RECOMMENDATION: Vote for proposals to ratify auditors unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent;

      o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

      o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      o   Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

      o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees


BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

GENERAL RECOMMENDATION: Generally vote for director nominees, except under the following circumstances:

1.    ACCOUNTABILITY

Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by-case) for the following:


--------
1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Takeover Defenses

      Classified Board Structure:

      1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

      Director Performance Evaluation:

      1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

              o   A classified board structure;

              o   A supermajority vote requirement;

              o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

              o   The inability of shareholders to call special meetings;

              o   The inability of shareholders to act by written consent;

              o   A dual-class capital structure; and/or

              o   A non-shareholder-approved poison pill.

      Poison Pills:

      1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;

      1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

      1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

      1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

              o The date of the pill's adoption relative to the date of the next meeting of shareholders--i.e., whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

              o   The issuer's rationale;

              o   The issuer's governance structure and practices; and

              o   The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

      1.7. The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or

      1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

      1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

      1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

      1.12. The company maintains significant problematic pay practices;

      1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

      1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

      1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

      1.16. The company's previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

              o   The company's response, including:

                  - Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  - Specific actions taken to address the issues that contributed to the low level of support;

                  -   Other recent compensation actions taken by the company;

              o   Whether the issues raised are recurring or isolated;

              o   The company's ownership structure; and

              o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

      1.17. Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:

              o The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

              o Disclosure by the company of any significant engagement with shareholders regarding the amendment;

              o The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

              o The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

              o   The company's ownership structure;

              o   The company's existing governance provisions;

              o Whether the amendment was made prior to or in connection with the company's initial public offering;

              o The timing of the board's amendment to the bylaws/charter in connection with a significant business development;

              o Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

      1.18. Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;

      1.19. Failure to replace management as appropriate; or

      1.20. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.    RESPONSIVENESS

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

      2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

              o Disclosed outreach efforts by the board to shareholders in the wake of the vote;

              o Rationale provided in the proxy statement for the level of implementation;

              o   The subject matter of the proposal;

              o The level of support for and opposition to the resolution in past meetings;

              o Actions taken by the board in response to the majority vote and its engagement with shareholders;

              o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

              o   Other factors as appropriate.

      2.2. The board failed to act on takeover offers where the majority of shares are tendered;

      2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

      2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

      2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

              o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

              o   The company's ownership structure and vote results;

              o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

              o The previous year's support level on the company's say-on-pay proposal.


--------
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

3.    COMPOSITION

Attendance at Board and Committee Meetings:

      3.1. Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

              o   Medical issues/illness;

              o   Family emergencies; and

              o Missing only one meeting (when the total of all meetings is three or fewer).

      3.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

      3.3.  Sit on more than six public company boards; or

      3.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards(5).


4. INDEPENDENCE

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

      4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      4.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

      4.4.  Independent directors make up less than a majority of the directors.


--------
4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

GENERAL RECOMMENDATION: Generally vote for shareholder proposals requiring that the chairman's position be filled by an independent director, taking into consideration the following:

      o   The scope of the proposal;

      o   The company's current board leadership structure;

      o   The company's governance structure and practices;

      o   Company performance; and

      o   Any other relevant factors that may be applicable.

PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

GENERAL RECOMMENDATION: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

      o   Company-specific factors; and

      o   Proposal-specific factors, including:

            - The ownership thresholds proposed in the resolution (i.e., percentage and duration);

            - The maximum proportion of directors that shareholders may nominate each year; and

            - The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

PROXY CONTESTS--VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

GENERAL RECOMMENDATION: Vote case-by-case on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o   Management's track record;

      o   Background to the proxy contest;

      o   Nominee qualifications and any compensatory agreements;

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o   Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

1.    SHAREHOLDER RIGHTS & DEFENSES

LITIGATION RIGHTS (INCLUDING EXCLUSIVE VENUE AND FEE-SHIFTING BYLAW PROVISIONS)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

GENERAL RECOMMENDATION: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

      o   The company's stated rationale for adopting such a provision;

      o Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

      o The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

      o Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

CAPITAL/RESTRUCTURING

COMMON STOCK AUTHORIZATION

GENERAL RECOMMENDATION: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o   Past Board Performance:

          -   The company's use of authorized shares during the last three years

      o   The Current Request:

          - Disclosure in the proxy statement of the specific purposes of the proposed increase;

          - Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

          - The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

PREFERRED STOCK AUTHORIZATION

GENERAL RECOMMENDATION: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o   Past Board Performance:

          - The company's use of authorized preferred shares during the last three years;

      o   The Current Request:

          - Disclosure in the proxy statement of the specific purposes for the proposed increase;

          - Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

          - In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

          - Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

MERGERS AND ACQUISITIONS

GENERAL RECOMMENDATION: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

      1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

      2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

      3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

      4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

      5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION--MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

GENERAL RECOMMENDATION: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management
Say-on-Pay--MSOP) if:

      o There is a significant misalignment between CEO pay and company performance (pay for performance);

      o   The company maintains significant problematic pay practices;

      o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

      o There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

      o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

      o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

      o   The situation is egregious.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices(6), this analysis considers the following:

      1.    Peer Group(7) Alignment:

              o The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

              o The multiple of the CEO's total pay relative to the peer group median.

      2. Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

      o   The ratio of performance- to time-based equity awards;

      o   The overall ratio of performance-based compensation;

      o   The completeness of disclosure and rigor of performance goals;

      o   The company's peer group benchmarking practices;

      o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

      o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

      o   Realizable pay(9) compared to grant pay; and

      o   Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

      o Problematic practices related to non-performance-based compensation elements;

      o   Incentives that may motivate excessive risk-taking; and

      o   Options Backdating.


--------
6 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

8 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

9   ISS research reports include realizable pay for S&P 1500 companies.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

      o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

      o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

      o   New or extended agreements that provide for:

          - CIC payments exceeding 3 times base salary and average/target/most recent bonus;

          - CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

          - CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

      o   Multi-year guaranteed bonuses;

      o A single or common performance metric used for short- and long-term plans;

      o   Lucrative severance packages;

      o   High pay opportunities relative to industry peers;

      o   Disproportionate supplemental pensions; or

      o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

      o   Duration of options backdating;

      o   Size of restatement due to options backdating;

      o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

      o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

      o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

      o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

          -   The company's response, including:

              o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

              o Specific actions taken to address the issues that contributed to the low level of support;

              o   Other recent compensation actions taken by the company;

          -   Whether the issues raised are recurring or isolated;

          -   The company's ownership structure; and

          - Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

EQUITY-BASED AND OTHER INCENTIVE PLANS

GENERAL RECOMMENDATION: Vote case-by-case on certain equity-based compensation plans(10) depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

      o Plan Cost: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

            - SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

            - SVT based only on new shares requested plus shares remaining for future grants.

      o   Plan Features:

            - Automatic single-triggered award vesting upon a change in control (CIC);

            -   Discretionary vesting authority;

            -   Liberal share recycling on various award types;

            -   Lack of minimum vesting period for grants made under the plan.

      o   Grant Practices:

            - The company's three year burn rate relative to its industry/market cap peers;

            - Vesting requirements in most recent CEO equity grants (3-year look-back);

            - The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

            - The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

            -   Whether the company maintains a claw-back policy;

            - Whether the company has established post exercise/vesting share-holding requirements.

------

10 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

      o Awards may vest in connection with a liberal change-of-control definition;

      o The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it - for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing - for non-listed companies);

      o The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

      o Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

GLOBAL APPROACH

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

GENERAL RECOMMENDATION: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

      o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

      o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

      o Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

      o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

      o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

      o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

CLIMATE CHANGE/GREENHOUSE GAS (GHG) EMISSIONS

GENERAL RECOMMENDATION: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

      o Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

      o The company's level of disclosure is at least comparable to that of industry peers; and

      o There are no significant controversies, fines, penalties, or litigation associated with the company's environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

      o The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

      o The company's level of disclosure is comparable to that of industry peers; and

      o There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

      o Whether the company provides disclosure of year-over-year GHG emissions performance data;

      o   Whether company disclosure lags behind industry peers;

      o   The company's actual GHG emissions performance;

      o The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

      o Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

POLITICAL ACTIVITIES

LOBBYING

GENERAL RECOMMENDATION: Vote case-by-case on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

      o The company's current disclosure of relevant lobbying policies, and management and board oversight;

      o The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

      o Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.

POLITICAL CONTRIBUTIONS

GENERAL RECOMMENDATION: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:


      o The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

      o The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

      o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

POLITICAL TIES

GENERAL RECOMMENDATION: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

      o There are no recent, significant controversies, fines, or litigation regarding the company's political contributions or trade association spending; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.





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                                      B-16